UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

REVLON, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

REVLON, INC.

237 PARK AVENUE

NEW YORK, NY 10017

April 24, 2012

Dear Stockholders:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Revlon, Inc., which will be held at 10:00 a.m., Eastern Time, on Thursday, June 7, 2012, at Revlon’s Research Center at 2121 Route 27, Edison, NJ 08818. The matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Please also see the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for important information that you will need in order to pre-register for admission to the meeting, if you plan to attend in person.

While stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the 2012 Annual Meeting. In accordance with rules adopted by the U.S. Securities and Exchange Commission, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (instead of a paper copy of the Proxy Statement and our 2011 Annual Report) which contains instructions on how stockholders can access the proxy materials over the Internet and vote electronically. The Notice of Internet Availability of Proxy Materials also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the Proxy Statement, the 2011 Annual Report and a form of proxy card. Our proxy materials are being furnished to stockholders on or about April 24, 2012.

Whether or not you plan to attend the 2012 Annual Meeting, we encourage you to vote your shares, regardless of the number of shares you hold, by utilizing the voting options available to you as described in the Notice of Internet Availability of Proxy Materials and our Proxy Statement. This will not restrict your right to attend the 2012 Annual Meeting and vote your shares in person, should you wish to change your prior vote.

Thank you.

Sincerely yours,

Alan T. Ennis

President and Chief Executive Officer

REVLON, INC.

237 PARK AVENUE

NEW YORK, NY 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Revlon, Inc.

The 2012 Annual Meeting of Stockholders of Revlon, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., Eastern Time, on Thursday, June 7, 2012, at Revlon’s Research Center at 2121 Route 27, Edison, NJ 08818. The following proposals will be voted on at the 2012 Annual Meeting:

1. the election of the following persons as members of the Company’s Board of Directors to serve until the next Annual Meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Viet D. Dinh, Alan T. Ennis, Meyer Feldberg, David L. Kennedy, Debra L. Lee, Tamara Mellon, Richard J. Santagati, Barry F. Schwartz and Kathi P. Seifert;

2. the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012; and

3. the transaction of such other business as may properly come before the 2012 Annual Meeting.

A Proxy Statement describing the matters to be considered at the 2012 Annual Meeting accompanies this notice. Only stockholders of record at 5:00 p.m., Eastern Time, on April 13, 2012 are entitled to notice of, and to vote at, the 2012 Annual Meeting and at any adjournments thereof. For at least ten days prior to the 2012 Annual Meeting, a list of stockholders entitled to vote at the 2012 Annual Meeting will be available for inspection during normal business hours at the offices of the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, and such list also will be available at the 2012 Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the June 7, 2012 Annual

Stockholders’ Meeting:

We are delivering our Proxy Statement and 2011 Annual Report under U.S. Securities and Exchange Commission rules that require companies to make proxy materials available to their stockholders over the Internet and to furnish notice of Internet access to such materials. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to all of our stockholders (stockholders who have a request for paper copies on file with our transfer agent or their broker will receive paper copies of our proxy materials in the mail). A paper copy of our proxy materials may be requested through one of the methods described in the Notice of Internet Availability of Proxy Materials. Our Proxy Statement, including the Notice of Annual Meeting of Stockholders, and our 2011 Annual Report to Stockholders are available at www.proxyvote.com (where stockholders may also vote their shares, over the Internet) and at www.revloninc.com.

Whether or not you plan to attend the 2012 Annual Meeting, your vote is important. Please promptly submit your proxy by Internet, telephone or mail by following the instructions found on your Notice of Internet Availability of Proxy Materials or proxy card. Your proxy can be withdrawn by you at any time before it is voted at the 2012 Annual Meeting.

If you plan to attend the 2012 Annual Meeting in person, you should check the appropriate box on your proxy card (or indicate that you will attend when prompted by electronic voting means which you may access) indicating that you intend to do so. You will need to present valid picture identification, such as a driver’s license or passport, in order to be admitted to the meeting. If your shares are held other than as a stockholder of record (such as beneficially through a brokerage, bank or other nominee account), you will need to present original documents (copies will not be accepted) to evidence your stock ownership as of the April 13, 2012 record date, such as an original of a legal proxy from your bank or broker (“Requests for Admission” will not be accepted), your brokerage account statement demonstrating that you held Revlon, Inc. Class A Common Stock, Class B Common Stock or Series A Preferred Stock (“voting capital stock”) in your account on the April 13, 2012 record date, or, if you did not already return it to your bank or broker, an original voting instruction form issued by your bank or broker, demonstrating that you held Revlon, Inc. voting capital stock in your account on the April 13, 2012 record date. Please see our Proxy Statement for information on how to pre-register for the meeting, should you wish to attend.

As previously disclosed, in September 2008, the Company completed a 1-for-10 reverse stock split of its Class A and Class B Common Stock (the “Reverse Stock Split”) pursuant to which each ten (10) shares of Revlon, Inc. Class A and Class B Common Stock issued and outstanding immediately prior to 11:59 p.m. on September 15, 2008 were automatically combined into one (1) share of Class A Common Stock and Class B Common Stock, respectively, subject to the elimination of fractional shares. The Company has determined that stockholders who have not yet surrendered their shares to the Company’s transfer agent for exchange in connection with the Reverse Stock Split will be considered stockholders of record and will be permitted to receive these proxy materials, vote their shares (after giving effect to the 1-for-10 Reverse Stock Split) and attend the 2012 Annual Meeting.

In order to expedite the admission registration process, we encourage stockholders to pre-register in accordance with the pre-registration procedures set forth in our Proxy Statement.

Thank you.

By Order of the Board of Directors

Michael T. Sheehan

Senior Vice President, Deputy General Counsel

and Secretary

April 24, 2012

PLEASE PROMPTLY SUBMIT YOUR VOTE BY INTERNET, TELEPHONE OR MAIL BY FOLLOWING THE INSTRUCTIONS FOUND ON YOUR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, VOTING INSTRUCTION FORM OR PROXY CARD. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES.

COMPENSATION DISCUSSION AND ANALYSIS	21
Overview of 2011 Compensation Events	21
Objectives of the Company’s Compensation Program and What it is Designed to Reward	22
Each Element of Compensation and Why the Company Chooses to Pay It	22
Setting Pay; Market References	23
Total Compensation	23
Base Salary	23
Incentive Compensation; Generally	24
Incentive Compensation; Annual Cash Bonus	27
Incentive Compensation; Long-Term Compensation	28
Other Compensation and Benefit Programs	28
How the Company Determines the Amount (and, Where Applicable, the Formula) for Each Element of Compensation to Pay and How Each Compensation Element and the Company’s Decisions Regarding that Element Fit into the Company’s Overall Compensation Objectives and May Affect Decisions Regarding Other Elements of Compensation	29
Role of the Compensation Committee	29
Whether and, if so, How the Company has Considered the Results of the Most Recent Stockholder Advisory Vote on Executive Compensation in Determining Compensation Policies and Decisions	30
Tax Deductibility of Executive Compensation	30
EXECUTIVE COMPENSATION	30
SUMMARY COMPENSATION TABLE	31
Employment Agreements and Payments Upon Termination and Change of Control	34
Termination Payments	34
Change of Control Payments	38
GRANTS OF PLAN-BASED AWARDS	41
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	43
OPTION EXERCISES AND STOCK VESTED	45
PENSION BENEFITS	47
NON-QUALIFIED DEFERRED COMPENSATION	48
DIRECTOR COMPENSATION	50
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	51
EQUITY COMPENSATION PLAN INFORMATION	53
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	54
Transfer Agreements	54
Reimbursement Agreements	54
Tax Sharing Agreements	55
Registration Rights Agreement	56
MacAndrews & Forbes Senior Subordinated Term Loan and Related Transactions	56
Contribution and Stockholder Agreement	57
Fidelity Stockholders’ Agreement	58
Other	58
Review and Approval of Transactions with Related Persons	59
CODE OF BUSINESS CONDUCT AND SENIOR FINANCIAL OFFICER CODE OF ETHICS	59
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	59

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. The following description is only a summary; for more information, you should carefully read and consider the entire proxy statement, as well as the Company’s 2011 Annual Report, before voting on the matters presented in this proxy statement.

2012 Annual Meeting of Stockholders
Time & Date	10:00 a.m., June 7, 2012
Place	Revlon Research Center 2121 Route 27 Edison, NJ 08818
Record Date	April 13, 2012
Voting	Each share of the Company’s Class A Common Stock and Series A Preferred Stock is entitled to one vote, and each share of the Company’s Class B Common Stock is entitled to ten votes.
Admission	Stockholders of record on the Record Date may attend the 2012 Annual Meeting upon presentation of appropriate admission materials; pre-registration is encouraged; see the “Questions and Answers About the Annual Meeting and Voting” section of this proxy statement for more information.
Meeting Agenda

1.      Election of Directors.

2.      Ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012.

3.      Transact such other business that may properly be brought before the meeting.

Voting Matters

Item	Board Vote Recommendation
1. Election of Directors	For each Director nominee.
2. Ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012	For.

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Board Nominees

The following table provides summary information about each Director nominee. Each Director nominee is a current standing Director of the Company (other than Mr. Dinh, who is a new nominee). Each Director is elected annually by a plurality of votes cast.

Name	Revlon Director Since	Independent	Committee Memberships	Committee Chairman

Ronald O. Perelman (Chairman)	1992

Alan S. Bernikow	2003	X	Audit; Compensation	Audit; Compensation

Paul J. Bohan	2004	X	Audit; Nominating & Corporate Governance

Viet D. Dinh	—	X

Alan T. Ennis	2009

Meyer Feldberg	1997	X	Audit; Nominating & Corporate Governance	Nominating & Corporate Governance

David L. Kennedy	2006

Debra L. Lee	2006	X	Nominating & Corporate Governance

Tamara Mellon	2008	X

Richard J. Santagati	2009	X	Compensation; Nominating & Corporate Governance

Barry F. Schwartz	2007		Compensation

Kathi P. Seifert	2006	X	Audit; Compensation

Auditors

As a matter of good corporate practice, the Company is asking its stockholders to ratify the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012. Set forth below is a summary of information with respect to KPMG LLP’s fees for services provided in 2011 and 2010 (dollars are in millions).

Types of Fees	2011	2010
Audit Fees	$3.8	$3.6
Audit-Related Fees	0.2	0.2
Tax Fees	0.2	0.2
All Other Fees	—	—

TOTAL FEES	$4.2	$4.0

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why am I receiving these proxy materials?

A.	Our Board of Directors is providing this Proxy Statement and other materials to you in connection with the Company’s 2012 Annual Meeting of Stockholders. This Proxy Statement describes the matters proposed to be voted on at the 2012 Annual Meeting, including the election of directors, the ratification of the Audit Committee’s selection of the Company’s independent registered public accounting firm for 2012, and such other business as may properly come before the 2012 Annual Meeting. The approximate date when these proxy materials are being made available to you is April 24, 2012.

Q.	Why did I receive a notice regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at our 2012 Annual Meeting, we are making the proxy materials and our 2011 Annual Report available to our stockholders electronically via the Internet. On or about April 24, 2012, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”). The Internet Notice contains instructions on how stockholders may access and review our proxy materials and our 2011 Annual Report over the Internet and vote electronically, as well as instructions on how stockholders can receive a paper copy of our proxy materials, including the 2012 Proxy Statement, the 2011 Annual Report and a form of proxy card. Otherwise, you will not receive a printed copy of the proxy materials (unless you already had a request for paper copies on file with our transfer agent or your broker). Instead, the Internet Notice will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet. If you would like to receive a printed copy of the proxy materials, please follow the instructions included in the Internet Notice for requesting printed materials.

Important Notice Regarding the Availability of Proxy Materials for the June 7, 2012 Annual Stockholders’ Meeting:

Our 2012 Proxy Statement, including the Notice of Annual Meeting of Stockholders, and 2011 Annual Report to Stockholders are available at www.proxyvote.com (where stockholders may also vote their shares, via the Internet) and at www.revloninc.com.

Q.	How can I request paper copies of proxy materials?

A.	If you only received the Internet Notice, you will not receive a printed copy of the proxy materials unless you request them. There is no charge imposed by the Company for requesting a copy. To request paper copies, stockholders can (i) go to www.proxyvote.com and follow the instructions posted for requesting materials, (ii) call 1-800-579-1639 or (iii) send an email to sendmaterial@proxyvote.com. If you request materials by email, send a blank email with your Control Number(s) (located in the Internet Notice) in the subject line. To facilitate timely delivery of paper copies of requested materials, please make your paper copy request no later than May 24, 2012.

Q.	When and where is the 2012 Annual Meeting?

A.	The 2012 Annual Meeting will be held at 10:00 a.m., Eastern Time, on Thursday, June 7, 2012, at Revlon’s Research Center at 2121 Route 27, Edison, NJ 08818.

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Q.	What is the purpose of the 2012 Annual Meeting?

A.	At the 2012 Annual Meeting, the Company’s stockholders will act upon the following matters set forth in the Notice of Annual Meeting of Stockholders:

•

the election of the following persons as members of the Company’s Board of Directors to serve until the next Annual Meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Viet D. Dinh, Alan T. Ennis, Meyer Feldberg, David L. Kennedy, Debra L. Lee, Tamara Mellon, Richard J. Santagati, Barry F. Schwartz and Kathi P. Seifert (if any nominee is unable or declines unexpectedly to stand for election as a director at the 2012 Annual Meeting, the Board of Directors may by resolution provide for a lesser number of directors or designate substitute nominees and proxies will be voted for any such substitute nominee);

•	the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012; and

•	the transaction of such other business as may properly come before the 2012 Annual Meeting.

Q.	What are the voting recommendations of the Board?

A.	The Board recommends the following votes:

•	FOR each of the director nominees; and

•	FOR the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.	Many holders of the Company’s voting capital stock hold such shares through a broker or other nominee (i.e., a beneficial owner) rather than directly in their own name (i.e., a stockholder of record). As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•

Stockholder of Record.    If your shares are registered in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, as of 5:00 p.m., Eastern Time, on the April 13, 2012 record date, you are considered the stockholder of record with respect to those shares, and these proxy materials are being made available, electronically or otherwise, directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or to vote in person at the 2012 Annual Meeting. The Company has made available a proxy card or electronic voting means for you to use for voting purposes.

•

Reverse Stock Split.    As previously disclosed, in September 2008, the Company effected a 1-for-10 reverse stock split of its Class A and Class B Common Stock (the “Reverse Stock Split”) pursuant to which each ten (10) shares of Revlon Class A and Class B Common Stock issued and outstanding immediately prior to 11:59 p.m. on September 15, 2008 were automatically combined into one (1) share of Class A Common Stock and Class B Common Stock, respectively, subject to the elimination of fractional shares. The Company has determined that stockholders who have not yet surrendered their shares to the Company’s transfer agent for exchange in connection with the Reverse Stock Split will be considered stockholders of record and will be permitted to receive these proxy materials, vote their shares (after giving effect to the 1-for-10 Reverse Stock Split) and attend the 2012 Annual Meeting.

•

Beneficial Owner.    If your shares are held in a brokerage account or by another nominee as of 5:00 p.m., Eastern Time, on the April 13, 2012 record date, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being made available, electronically or otherwise, by the Company to your broker, nominee or trustee and they should forward these materials to you, together with a voting instruction form if furnished via paper copy to your broker, trustee or nominee.

Q.	How do I vote?

A.	You may vote using one of the following methods:

Internet.    For all holders of our voting capital stock (whether a stockholder of record or a beneficial owner), to vote through the Internet, log on to the Internet and go to www.proxyvote.com and follow the steps on the secure website (have your Internet Notice or your proxy card available as you will need to reference your assigned Control Number(s)). You may vote on the Internet up until 11:59 p.m. Eastern Time on June 6, 2012, which is the day before the June 7, 2012 Annual Meeting. If you vote by the Internet, you need not return your proxy card (if you received one), unless you wish to change your Internet vote.

Telephone.    You may vote by telephone by calling the toll-free number on your proxy card up until 11:59 p.m., Eastern Time, on June 6, 2012, which is the day before the June 7, 2012 Annual Meeting, and following the pre-recorded instructions (have your Internet Notice or your proxy card available when you call as you will need to reference your assigned Control Number(s)). If you vote by telephone, you should not return your proxy card (if you received one), unless you wish to change your telephone vote.

Mail.    If you received your proxy materials by mail, due to having a request for paper copies on file with our transfer agent or your broker, you may vote by mail by appropriately marking your proxy card, dating and signing it, and returning it in the postage-prepaid envelope provided, or to Vote Processing (Revlon), c/o Broadridge, 51 Mercedes Way, Edgewood, NJ 11717, for receipt prior to the closing of the voting polls for the June 7, 2012 Annual Meeting.

In Person.    You may vote your shares in person by attending the 2012 Annual Meeting and submitting a valid proxy at the 2012 Annual Meeting. If you are a “registered owner” or “record holder” (i.e., you are listed as a stockholder on the books and records of our transfer agent), you may vote in person by submitting your previously furnished proxy or casting a voting capital stock ballot furnished by the Company at the Meeting prior to the closing of the polls; if you are a “beneficial owner” (i.e., your shares are held by a nominee, such as a bank or broker or in “street name”), you may not vote your shares in person at the 2012 Annual Meeting unless you obtain and present to the Company an original (copies will not be accepted) legal proxy from your bank or broker authorizing you to vote the shares (“Requests for Admission” will not be accepted).

Voting, Generally.    All shares that have been voted properly by an unrevoked proxy will be voted at the 2012 Annual Meeting in accordance with your instructions. In relation to how your proxy will be voted, see “How will my proxy be voted?” below.

If you are a “beneficial owner” because your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive instructions on how to vote from your bank, broker or other record holder. You must follow these instructions in order for your shares to be voted. You should instruct your nominee on how to vote your shares. Your broker is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, the broker may vote your shares only with respect to Proposal No. 2 (the ratification of the Audit Committee’s selection of the Company’s independent registered public accounting firm), which is considered a “routine” matter, and not with respect to Proposal No. 1.

Q.	Who can vote?

A.	Only stockholders of record of Revlon, Inc. Class A and Class B Common Stock and Revlon, Inc. Series A Preferred Stock at 5:00 p.m., Eastern Time, on April 13, 2012, the record date for the 2012 Annual Meeting, or those who have been granted and present an original, signed, valid legal proxy in appropriate form from a holder of record of Revlon, Inc. Class A or Class B Common Stock or Revlon, Inc. Series A Preferred Stock as of 5:00 p.m., Eastern Time, on April 13, 2012, are entitled to vote. Each share of the Company’s Class A Common Stock and Series A Preferred Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes.

As noted above, the Company has determined that stockholders who have not yet surrendered their old shares of Class A Common Stock to the Company’s transfer agent for exchange in connection with the Reverse Stock Split will be considered stockholders of record and will be permitted to receive these proxy materials, vote their shares (after giving effect to the 1-for-10 Reverse Stock Split) and attend the 2012 Annual Meeting.

Q.	How will my proxy be voted?

A.	Your proxy, when properly submitted to us, and not revoked, will be voted in accordance with your instructions. If you sign and return your proxy card without indicating how you would like your shares to be voted, the persons designated by the Company as proxies will vote in accordance with the recommendations of the Board of Directors on Proposal No. 1 (the election of directors) and Proposal No. 2 (the ratification of the Audit Committee’s selection of the Company’s independent registered public accounting firm). The Board’s recommendation is set forth in the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote: (1) FOR each of the 12 director nominees identified in this Proxy Statement, and (2) FOR the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012.

Although we are not aware of any other matter that may be properly presented at the 2012 Annual Meeting, if any other matter is properly presented, the persons designated by the Company as proxies may vote on such matters in their discretion.

Q.	Can I change or revoke my vote?

A.	Yes. If you are a stockholder of record, you can change or revoke your vote at any time before it is voted at the 2012 Annual Meeting by:

•

executing and delivering a proxy bearing a later date, which must be received by the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, Attention: Michael T. Sheehan, before the original proxy is voted at the 2012 Annual Meeting;

•

filing a written revocation or written notice of change, as the case may be, which must be received by the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, Attention: Michael T. Sheehan, before the original proxy is voted at the 2012 Annual Meeting; or

•	attending the 2012 Annual Meeting and voting in person.

If you are a beneficial owner, please follow the voting instructions sent to you by your broker, trustee or nominee to change or revoke your vote.

To revoke a vote previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

Q.	What if I am a participant in the Revlon 401(k) Plan?

A.

This Proxy Statement is being furnished to you if Revlon, Inc. Class A Common Stock is allocated to your account within the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the “401(k) Plan”). The trustee of the 401(k) Plan, as the record holder of the Company’s shares held in the 401(k) Plan, will vote the shares allocated to your account under the 401(k) Plan in accordance with your instructions. If the trustee of the 401(k) Plan does not otherwise receive voting instructions for shares allocated to your 401(k) Plan Account, the trustee, in accordance with the 401(k) Plan trust agreement, will vote any such shares in the same proportion as it votes those shares allocated to 401(k) Plan participants’ accounts for which voting instructions were received by the trustee. 401(k) Plan participants must submit their voting instructions to the trustee of our 401(k) Plan in accordance with the instructions included with the proxy card or Internet Notice so that they are received by 11:59 p.m. Eastern Time on May 31, 2012 to allow the trustee time to receive such voting instructions and vote on behalf of participants in the 401(k) Plan. Voting instructions received from 401(k) Plan participants after this deadline, under any method, will not be considered timely and will be voted by the trustee at the 2012 Annual Meeting in the manner described in this paragraph above for non-votes.

Q.	Who can attend the 2012 Annual Meeting?

A.	Anyone who was a stockholder of the Company as of 5:00 p.m., Eastern Time, on April 13, 2012, the record date for the 2012 Annual Meeting, and who provides the necessary identification may attend the 2012 Annual Meeting. Directions to the address for the 2012 Annual Meeting are available on various Internet travel sites, or you may seek assistance from the Company when pre-registering. See also, “Who Can Vote,” above.

To attend the 2012 Annual Meeting, please follow these instructions:

•

If you are a stockholder of record on the April 13, 2012 record date, check the appropriate box on the proxy card (or indicate that you will attend when prompted by electronic voting means which you may access) indicating that you plan on attending the 2012 Annual Meeting, and please present at the meeting a valid picture identification, such as a driver’s license or passport.

•

If you are a stockholder whose shares are held in a brokerage account or by another nominee, please present at the meeting valid picture identification, such as a driver’s license or passport, as well as original proof of ownership of shares of Revlon, Inc. voting capital stock as of 5:00 p.m., Eastern Time, on the April 13, 2012 record date, in order to be admitted to the 2012 Annual Meeting. As noted, you will need to present original evidence of stock ownership, such as an original of a legal proxy from your bank or broker (“Requests for Admission” will not be accepted), your brokerage account statement, demonstrating that you held Revlon, Inc. voting capital stock in your account as of 5:00 p.m., Eastern Time, on the April 13, 2012 record date, or, if you did not already return it to your bank or broker, an original voting instruction form issued by your bank or broker, demonstrating that you held Revlon, Inc. voting capital stock in your account as of 5:00 p.m., Eastern Time, on the April 13, 2012 record date.

In order to ensure the safety and security of our meeting attendees, packages and bags may be inspected and may have to be checked and, in some cases, may not be permitted. We thank you in advance for your cooperation with these security measures.

Q.	Should I pre-register for the 2012 Annual Meeting?

A.	In order to expedite the admission registration process required for you to enter the 2012 Annual Meeting, we encourage stockholders to pre-register by phone by calling Amy Heidingsfelder, Senior Manager, Legal Services, at (212) 527-5628, Meaghan Connerty, Senior Legal Assistant, Corporate and Budgeting, at (212) 527-5528, or Liz Polido, Corporate Legal Assistant, at (212) 527-5227, Monday through Friday from 9:00 a.m. through 5:00 p.m., Eastern Time, up until 10:00 a.m., Eastern Time, on Wednesday, June 6, 2012 (the day prior to the 2012 Annual Meeting). Stockholders pre-registering by phone will be admitted to the 2012 Annual Meeting by presenting valid picture identification and, if your shares are held in a brokerage account or by another nominee, original evidence of your stock ownership as of the April 13, 2012 record date.

Q.	Can I bring a guest to the 2012 Annual Meeting?

A.	Yes. If you plan to bring a guest to the 2012 Annual Meeting, please provide us with advance notice of that pursuant to the pre-registration procedures for stockholders set forth in this Proxy Statement. When you go through the registration area at the 2012 Annual Meeting, please be sure your guest is with you. Guests must also present valid picture identification to gain access to the 2012 Annual Meeting. We reserve the right to limit guest attendance due to space limitations.

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Q.	Can I still attend the 2012 Annual Meeting if I have previously voted or returned my proxy?

A.	Yes. Attending the 2012 Annual Meeting does not revoke a previously submitted valid proxy. See, “Can I Change or Revoke My Vote?” above.

Q.	What shares are covered by my proxy card or electronic voting form?

A.	The shares covered by your proxy card or electronic voting form represent all of the shares of the Company’s voting capital stock that you own in the account referenced on the proxy card. Any shares that may be held for your account by the 401(k) Plan or another account will be represented on a separate proxy card and/or by a separate Control Number.

Q.	What does it mean if I get more than one proxy card?

A.	It means you have multiple accounts at our transfer agent and/or with banks or stockbrokers. Please vote all of your shares.

REVLON, INC.

PROXY STATEMENT

Annual Meeting of Stockholders

to be held on June 7, 2012

This Proxy Statement is being furnished on or about April 24, 2012 by and on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Revlon, Inc. (the “Company” or “Revlon”) in connection with the solicitation of proxies to be voted at the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on Thursday, June 7, 2012, at Revlon’s Research Center at 2121 Route 27, Edison, NJ 08818, and at any adjournments thereof. The 2011 Annual Report furnished with our Proxy Statement does not form any part of the material for the solicitation of proxies.

Pursuant to the rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are required to provide our stockholders with access to our proxy materials over the Internet, rather than only in paper form. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), rather than a printed copy of the proxy materials, to our stockholders of record as of April 13, 2012. You will not receive a printed copy of the proxy materials unless you already had a request for paper copies on file with our transfer agent or your broker. If you want to receive paper copies of the proxy materials, you must request them through one of the methods identified elsewhere in this Proxy Statement or in the Internet Notice. There is no charge imposed by the Company for requesting paper copies. Our proxy materials, including the Internet Notice, are being made available to stockholders entitled to vote at the 2012 Annual Meeting on or about April 24, 2012.

At the 2012 Annual Meeting, the Company’s stockholders will be asked to: (1) elect the following persons as directors of the Company until the Company’s next annual stockholders’ meeting and until each such director’s successor is duly elected and has been qualified: Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Viet D. Dinh, Alan T. Ennis, Meyer Feldberg, David L. Kennedy, Debra L. Lee, Tamara Mellon, Richard J. Santagati, Barry F. Schwartz and Kathi P. Seifert; (2) ratify the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012; and (3) take such other action as may properly come before the 2012 Annual Meeting or any adjournments thereof.

The Company’s principal executive offices are located at 237 Park Avenue, New York, NY 10017, and its main telephone number is (212) 527-4000.

Required Identification and Other Instructions for Attendees at the 2012 Annual Meeting

In order to be admitted to the 2012 Annual Meeting in person, you should check the appropriate box on your proxy card (or indicate that you will attend when prompted by electronic voting means which you may access) indicating that you intend to attend in person and you will need to present valid picture identification, such as a driver’s license or passport, as well as original proof of ownership of shares of Revlon, Inc. Class A Common Stock, Class B Common Stock or Series A Preferred Stock as of 5:00 p.m., Eastern Time, on the April 13, 2012 record date. If your shares are held other than as a stockholder of record (such as beneficially through a brokerage, bank or other nominee account), you will need to present original documents (copies will not be accepted) to evidence your stock ownership as of 5:00 p.m., Eastern Time, on the April 13, 2012 record date, such as an original of a legal proxy from your bank or broker (“Requests for Admission” will not be accepted) or your brokerage account statement demonstrating that you held Revlon, Inc. voting capital stock in your account as of 5:00 p.m., Eastern Time, on the April 13, 2012 record date, or, if you did not already return it to your bank or broker, an original voting instruction form issued by your bank or broker, demonstrating that you held Revlon, Inc. voting capital stock in your account as of 5:00 p.m., Eastern Time, on the April 13, 2012 record date.

In order to expedite the admission registration process, we encourage stockholders to pre-register by phone by calling Amy Heidingsfelder, Senior Manager, Legal Services, at (212) 527-5628, Meaghan

Connerty, Senior Legal Assistant, Corporate and Budgeting, at (212) 527-5528, or Liz Polido, Corporate Legal Assistant, at (212) 527-5227, Monday through Friday from 9:00 a.m. through 5:00 p.m., Eastern Time, up until 10:00 a.m., Eastern Time, on Wednesday, June 6, 2012 (the day before the 2012 Annual Meeting). Stockholders pre-registering by phone will be admitted to the meeting by presenting valid picture identification and, if your shares are held in a brokerage account or by another nominee, original evidence of your stock ownership as of the April 13, 2012 record date. Directions to the address for the 2012 Annual Meeting are available on various Internet travel sites, or you may seek assistance from any of the above individuals when pre-registering.

In order to ensure the safety and security of our Annual Meeting attendees, packages and bags may be inspected and may have to be checked and, in some cases, may not be permitted. We thank you in advance for your cooperation with these security measures.

Solicitation and Voting of Proxies; Revocation

All proxies properly submitted to the Company, unless such proxies are properly revoked before they are voted at the 2012 Annual Meeting, will be voted on all matters presented at the 2012 Annual Meeting in accordance with the instructions given by the person executing (or electronically submitting) the proxy or, in the absence of instructions, will be voted (1) FOR the election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement; and (2) FOR the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012 (see below for discussion of broker non-votes). The Company has no knowledge of any other matters to be brought before the meeting. The deadline for receipt by the Company of stockholder proposals for inclusion in the proxy materials for presentation at the 2012 Annual Meeting was December 21, 2011. The Company did not receive any proposals required to be included in these proxy materials.

Additionally, pursuant to the Company’s By-laws, in order for business to be properly brought before the 2012 Annual Meeting (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and business specified in this Proxy Statement), notice of such business must have been received by the Company between March 4, 2012 and April 3, 2012 (and not subsequently withdrawn) and such notice must have included, among other things: (i) information regarding the proposed business to be brought before such meeting; (ii) the identity of the stockholder proposing the business; and (iii) the class of the Company’s shares which are owned beneficially or of record by such stockholder. The Company did not receive notification of any such matters. If any other matters are properly presented before the 2012 Annual Meeting for action, however, in the absence of other instructions, it is intended that the persons named by the Company and acting as proxies will vote in accordance with their discretion on such matters.

The submission of a signed or validly submitted electronic proxy will not affect a stockholder’s right to change his, her or its vote, attend and/or vote in person at the 2012 Annual Meeting. Stockholders who execute a proxy or validly submit an electronic vote may revoke it at any time before it is voted at the 2012 Annual Meeting by: (i) filing a written revocation or written notice of change, as the case may be, which must be received by the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, Attention: Michael T. Sheehan, before the original proxy is voted at the 2012 Annual Meeting; (ii) executing and delivering a proxy bearing a later date, which must be received by the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, Attention: Michael T. Sheehan, before the original proxy is voted at the 2012 Annual Meeting; or (iii) attending the 2012 Annual Meeting and voting in person. To revoke a proxy previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

Record Date; Voting Rights

Only holders of record of shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), Class B common stock, par value $0.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), and Series A Preferred Stock, par value $0.01 per share (the “Preferred Stock” and, together with the Common Stock, the “Voting Capital Stock”), at 5:00 p.m., Eastern Time, on April 13, 2012 (the “Record Date”) will be entitled to notice of and to vote at the 2012 Annual Meeting or any adjournments thereof. On the Record Date, there were issued and outstanding: (i) 49,224,583 shares of the Company’s Class A Common Stock, each of which is entitled to one vote, (ii) 3,125,000 shares of the Company’s Class B Common Stock, each of which is entitled to 10 votes, and (iii) 9,336,905 shares of the Company’s Preferred Stock, each of which is entitled to one vote. Mr. Ronald O. Perelman, Chairman of the Board of Directors, directly and indirectly through MacAndrews & Forbes Holdings Inc., of which Mr. Perelman is the sole stockholder (together with certain of its affiliates (other than the Company or its subsidiaries), “MacAndrews & Forbes”), beneficially owned approximately 77% of the combined voting power of the outstanding shares of the Company’s Voting Capital Stock as of the Record Date that are entitled to vote at the 2012 Annual Meeting.

The presence, in person or by duly submitted proxy, of the holders of a majority in total number of votes of the issued and outstanding shares of Voting Capital Stock entitled to vote at the 2012 Annual Meeting is necessary to constitute a quorum in order to transact business at such meeting. Abstentions and, as there is at least one “routine” matter (under applicable NYSE rules) for consideration at the 2012 Annual Meeting, “broker non-votes,” if any, will be included in the calculation of the number of shares present at the 2012 Annual Meeting for the purposes of determining a quorum. “Broker non-votes” are shares held by a broker, trustee or nominee that are not voted because the broker, trustee or nominee does not have discretionary voting power on a particular proposal and does not receive voting instructions from the beneficial owner of the shares. Brokers will not be allowed to vote shares as to which they have not received voting instructions from the beneficial owner with respect to Proposal No. 1 (the election of directors). Accordingly, broker non-votes will not be counted as a vote for or against this proposal. For shares as to which they have not received voting instructions from the beneficial owner, brokers will be able to vote on Proposal No. 2 (ratification of the Audit Committee’s selection of its independent registered public accounting firm for 2012), as this is considered a “routine” matter under applicable NYSE rules for which brokers have discretionary voting power.

MacAndrews & Forbes has informed the Company that it will duly submit proxies (1) FOR the election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement; and (2) FOR the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012. Accordingly, there will be a quorum and the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any of the Company’s other stockholders, to approve and adopt Proposal Nos. 1 and 2 to be considered at the 2012 Annual Meeting.

If shares of Class A Common Stock are held as of the Record Date for the account of participants under the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the “401(k) Plan”), the trustee for the 401(k) Plan will vote those shares pursuant to the instructions given by the 401(k) Plan participants on their respective voting instruction forms. If the trustee does not otherwise receive voting instructions for shares held on account of a 401(k) Plan participant, the trustee, in accordance with the 401(k) Plan trust agreement, will vote any such unvoted shares in the same proportion as it votes those shares allocated to 401(k) Plan participants’ accounts for which voting instructions were received by the trustee. 401(k) Plan participants must cast their votes in accordance with the instructions provided in the proxy materials so that they are received by 11:59 p.m. Eastern Time on May 31, 2012 to allow the trustee time to receive such voting instructions and vote on behalf of participants in the 401(k) Plan. Voting instructions received from 401(k) Plan participants after this deadline, under any method, will not be considered timely and will be voted by the trustee at the 2012 Annual Meeting in the manner described in this paragraph above.

Only holders of record of shares of the Company’s Voting Capital Stock on the Record Date will be entitled to notice of and to vote at the 2012 Annual Meeting or any adjournments thereof. Stockholders will be entitled to vote the number of voting shares held by them on the Record Date.

Distribution of Proxy Materials; Costs of Distribution and Solicitation

The accompanying form of proxy is being solicited on behalf of the Company’s Board of Directors. The Company will bear all costs in connection with preparing, assembling and furnishing this Proxy Statement and related materials, including reimbursing banks, brokerage houses and other custodians, nominees, agents and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. The Company has hired Broadridge to assist in the distribution and on-line hosting of proxy materials (including the provision of electronic voting methods) for the 2012 Annual Meeting. The estimated fee is approximately $10,500, plus out-of-pocket expenses, such as postage.

Householding of Stockholder Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of our Internet Notice or proxy materials, as the case may be, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of our Internet Notice or the 2012 proxy materials, as the case may be, to you if you write us at the following address: Revlon, Inc., Investor Relations Department, 237 Park Avenue, New York, NY 10017; or our proxy distributor at the following address: Broadridge, 51 Mercedes Way, Edgewood, NJ 11717. If you want to receive separate copies of the stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address. In the interest of reducing costs and promoting environmental responsibility, we encourage our stockholders to review electronic versions of our proxy materials, via the Internet.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors, pursuant to the Company’s By-laws, has fixed the number of directors at 12, effective as of the date of the 2012 Annual Meeting. The 12 directors nominated for election by the Board of Directors, upon recommendation of the Board’s Nominating and Corporate Governance Committee, will be elected at the 2012 Annual Meeting to serve until the Company’s next Annual Meeting and until their successors are duly elected and shall have been qualified. Eleven of the 12 nominees currently are members of the Board of Directors (Mr. Dinh is a new director nominee). All director nominees, if elected, are expected to serve until the next Annual Meeting.

The Board of Directors has been informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to serve, the Board of Directors may by resolution provide for a lesser number of directors or designate substitute nominees, in which event the individuals appointed as proxies will vote as directed as to the election of any such substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

Vote Required and Board of Directors’ Recommendation (Proposal No. 1)

The election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement requires the affirmative vote of a plurality of the votes cast by the holders of shares of Voting Capital Stock present in person or represented by proxy at the 2012 Annual Meeting and entitled to vote. With respect to Proposal No. 1, all proxies properly submitted to the Company, unless such proxies are revoked, will be voted in accordance with the instructions given by the person submitting such proxy or, in the absence of such instructions, will be voted FOR the election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement.

Brokers do not have the ability to vote on “non-routine” matters, including the election of directors, as to shares for which they have not received voting instructions from the beneficial owner. In light of the application of plurality voting to the election of Directors, when tabulating the vote and determining whether the Director has received the requisite number of affirmative votes, abstentions and broker non-votes will not count as a vote for or against a Director. MacAndrews & Forbes has informed the Company that it will vote FOR the election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of the Company’s other stockholders, to effect the election of each of the director nominees. Given the affirmative vote of MacAndrews & Forbes, each director nominee will receive the necessary plurality vote and, in fact, will receive at least a majority of the votes cast at the 2012 Annual Meeting.

The Board of Directors unanimously recommends that stockholders vote FOR the election to the Board of Directors of each of the 12 nominees identified below.

Nominees for Election as Directors

The name, age (as of December 31, 2011), principal occupation for the last five years, public company board service for the last five years, selected biographical information and period of service as a Director of the Company of each of the nominees for election as a director are set forth below.

Mr. Perelman (68) has been Chairman of the Board of Directors of the Company and of Revlon Consumer Products Corporation, the Company’s wholly-owned operating subsidiary (“Products Corporation”), since June 1998 and a Director of the Company and of Products Corporation since their respective formations in 1992. Mr. Perelman has been Chairman of the Board and Chief Executive Officer of MacAndrews & Forbes, a diversified holding company, and certain of its affiliates since 1980. Mr. Perelman has served on the Boards of Directors of the following companies which were required to file reports under the Exchange Act or were registered investment companies under the Investment Company Act of 1940 (the “1940 Act”) (in either case, referred to herein as “public reporting companies”) within the last five years: the Company (1992 — present); Products Corporation (1992 — present); REV Holdings LLC (2002 — 2006); Scientific Games Corporation (“Scientific Games”) (2003 — present); Allied Security Holdings LLC (“Allied Security”) (2004 — 2008); and M & F Worldwide Corp. (1995 — present), a holding company that owns and operates various businesses (“M & F Worldwide”), for which Mr. Perelman has served as Chairman of the Board of Directors since 2007 and as a director since 1995 (note, M & F Worldwide ceased being a public reporting company under the Exchange Act in December 2011).

Mr. Bernikow (71) has been a Director of the Company and of Products Corporation since September 2003. Mr. Bernikow has served on the Board of Directors of Premier American Bank, N.A. since January 2010 as well as on the Board of Directors of such bank’s parent holding company, Bond Street Holdings, Inc., since October 2010. From 1998 until his retirement in May 2003, Mr. Bernikow served as the Deputy Chief Executive Officer of Deloitte & Touche LLP (“D&T”). Prior to that, Mr. Bernikow held various senior executive positions at D&T and various of its predecessor companies, which he joined in 1977. Previously, Mr. Bernikow was the National Administrative Partner in Charge for the accounting firm, J.K. Lasser & Company, which he joined in 1966. Mr. Bernikow serves as Chairman of the Company’s Audit Committee and Chairman of the Company’s Compensation Committee. Mr. Bernikow has served on the Boards of Directors or Trustees of the following public reporting companies within the last five years: the Company (2003 — present); Products Corporation (2003 — present); Casual Male Retail Group, Inc. (“Casual Male”) (2003 — present), for which he also currently serves as a member of its audit committee; Mack-Cali Realty Corporation (“Mack-Cali”) (2004 — present), for which he also currently serves as chairman of its audit committee; and certain funds (the “UBS Funds”) for which UBS Global Asset Management (US) Inc., a wholly-owned subsidiary of UBS AG, or one of its affiliates, serves as investment advisor, sub-advisor or manager (2005 — present), and for which he serves as Chairman of its audit committee.

Mr. Bohan (66) has been a Director of the Company since March 2004 and a Director of Products Corporation since June 2008. Prior to his retirement in February 2001, Mr. Bohan was a Managing Director of the high-yield bond sales group of Salomon Smith Barney, having joined Salomon Smith Barney in 1980. Mr. Bohan serves as a member of the Board of Directors of Arena Brands, Inc., which is a privately-held company. Mr. Bohan serves as a member of the Company’s Audit Committee and Nominating and Corporate Governance Committee. Mr. Bohan has served on the Boards of Directors of the following public reporting companies within the last five years: the Company (2004 — present); Products Corporation (2008 — present); and Haynes International, Inc. (“Haynes”) (2004 — present).

Mr. Dinh (43), who is a new director nominee for the Company, is the founding partner of Bancroft PLLC, a law and strategic consulting firm which he founded in 2003. Since 1996, Mr. Dinh has served as Professor of Law at the Georgetown University Law Center, where he is currently the Co-Director of Asian Law and Policy Studies. In addition, Mr. Dinh has served as the General Counsel and Corporate Secretary of Strayer Education, Inc., the holding company parent of Strayer University, since 2009. After graduating from law school in 1993, Mr. Dinh served as a law clerk to the Honorable Laurence H. Silberman, of the U.S. Court of Appeals, D.C. Circuit, and to the Honorable Sandra Day O’Connor, of the U.S. Supreme Court. From 2001 to 2003, Mr. Dinh served as Assistant Attorney General for Legal Policy at the U.S. Department of Justice. Mr. Dinh has served on the Boards of Directors of the following public reporting companies within the last five years: News Corporation (2004 — Present); M & F Worldwide (2007- 2011 (note, M & F Worldwide ceased being a public reporting company under the Exchange Act in December 2011, upon which Mr. Dinh left the Board)); and The Orchard, Inc. (2007- 2010).

Mr. Ennis (41) has been the Company’s and Products Corporation’s President and Chief Executive Officer since May 2009. Mr. Ennis has served as a Director of the Company and of Products Corporation since March 2009. Mr. Ennis served as President, Revlon International from May 2008 to March 2009. Mr. Ennis served as the Company’s and Products Corporation’s Executive Vice President and Chief Financial Officer from November 2006 to May 2009, Treasurer from June 2008 to May 2009, and Corporate Controller and Chief Accounting Officer from September 2006 to March 2007. From March 2005 to September 2006, Mr. Ennis served as the Company’s Senior Vice President, Internal Audit. From 1997 through 2005, Mr. Ennis held several senior financial positions with Ingersoll-Rand Company Limited, a NYSE-listed company, where his duties included regional responsibility for Internal Audit in Europe and global responsibility for financial planning and analysis. Mr. Ennis began his career in 1991 with Arthur Andersen in Ireland. Mr. Ennis is a Chartered Accountant and member of the Institute of Chartered Accountants in Ireland. Mr. Ennis has served as a director of the Ireland — U.S. Council, a non-profit organization that seeks to build business links between America and Ireland, since November 2009. Mr. Ennis has a Bachelor of Commerce Degree from University College, Dublin, Ireland, and a Master of Business Administration Degree from New York University, New York, NY. Mr. Ennis has served on the Boards of Directors of the following public reporting companies within the last five years: the Company (2009 — present) and Products Corporation (2009 — present).

Professor Feldberg (69) has been a Director of the Company since February 1997. Professor Feldberg has been a Senior Advisor with Morgan Stanley since March 2005 and has been the Dean Emeritus and the Professor of Leadership and Ethics at Columbia Business School, New York City, since July 2004. He was the Dean of Columbia Business School from July 1989 through June 2004. Since 2007, Professor Feldberg has served as the President of NYC Global Partners, an office in the New York City Mayor’s office that manages the relationships between New York City and other cities around the world. Professor Feldberg serves as Chairman of the Company’s Nominating and Corporate Governance Committee and as a member of the Company’s Audit Committee. Professor Feldberg has served on the Boards of Directors of the following public reporting companies within the last five years: Macy’s, Inc. (“Macy’s”) (1992 — present); the Company (1997 — present); PRIMEDIA Inc. (“PRIMEDIA”) (1997 — 2011); UBS Funds (2001 — present); and Sappi Limited (“Sappi”) (2002 — present).

Mr. Kennedy (65) has been the Company’s and Products Corporation’s Vice Chairman since May 2009. Mr. Kennedy has served as a Director of the Company and of Products Corporation since September 2006.

Mr. Kennedy has also served as Senior Executive Vice President of MacAndrews & Forbes since May 2009. Mr. Kennedy served as Chief Administrative Officer of Scientific Games from April 2011 to March 2012. Mr. Kennedy has served as Vice Chairman of Scientific Games since October 2009. Mr. Kennedy served as the Company’s and Products Corporation’s President and Chief Executive Officer from September 2006 to May 2009, and Executive Vice President, Chief Financial Officer and Treasurer from March 2006 to September 2006, and as the Company’s Executive Vice President and Products Corporation’s President, International from June 2002 until March 2006. From 1998 until 2001, Mr. Kennedy was Managing Director (CEO) and a member of the Board of Directors of Coca-Cola Amatil Limited, a publicly-traded company headquartered in Sydney, Australia and listed on the Sydney Stock Exchange (“Coca-Cola Amatil”). From 1992 to 1997, Mr. Kennedy served as General Manager of the Coca-Cola USA Fountain Division, a unit of The Coca-Cola Company (“Coca-Cola”), which he joined in 1980. Mr. Kennedy has served on the Boards of Directors of the following public reporting companies within the last five years: the Company (2006 — present); Products Corporation (2006 — present); and Scientific Games (2009 — present).

Ms. Lee (57) has been a Director of the Company since January 2006. Ms. Lee is Chairman and Chief Executive Officer of BET Networks (“BET”), a division of Viacom Inc., a global media and entertainment company, that owns and operates Black Entertainment Television. Ms. Lee’s career at BET began in 1986 as Vice President and General Counsel. In 1992, she was named Executive Vice President of Legal Affairs and Publisher of BET’s magazine division, while continuing to serve as BET’s General Counsel. In 1995, Ms. Lee assumed responsibility for BET’s strategic business development and was named President and Chief Operating Officer in 1996. Prior to joining BET, Ms. Lee was an attorney with the Washington, D.C.-based law firm of Steptoe & Johnson. Ms. Lee serves as a member of the Company’s Nominating and Corporate Governance Committee. Ms. Lee has served on the Boards of Directors of the following public reporting companies within the last five years: Eastman Kodak Company (“Kodak”) (1999 — 2011); WGL Holdings, Inc. (“WGL”) (2000 — present), for which she also serves as a member of the audit committee; Marriott International, Inc. (“Marriott”) (2004 — present); and the Company (2006 — present).

Ms. Mellon (44) has been a Director of the Company since August 2008. Ms. Mellon is the President of TMellon Enterprises LLC. In 1996, Ms. Mellon founded, and thereafter until November 2011 served in a senior executive capacity with, J. Choo Limited (“Jimmy Choo”), a leading manufacturer and international retailer of glamorous, ready-to-wear women’s shoes and accessories based in London, England, including serving most recently as Chief Creative Officer. Prior to that, Ms. Mellon served as accessories editor for British Vogue magazine, since 1990, and previously held positions at Mirabella magazine and Phyllis Walters Public Relations. Ms. Mellon also serves on the Board of Directors and on the Creative Advisory Board of The H Company Holdings, LLC, a privately held holding company which owns and manages the Halston fashion design company. Ms. Mellon has served on the Board of Directors of the following public reporting company within the last five years: the Company (2008 — present).

Mr. Santagati (68) has been a Director of the Company since October 2009. Mr. Santagati served as the President of Merrimack College from 1994 to 2008. Prior to his tenure at Merrimack College, Mr. Santagati served as President and Chief Executive Officer of Artel Communications Corporation, a high-tech company (“Artel”), from 1991 to 1994, as a Partner of Lighthouse Capital, Inc., a private investment management firm, from 1990 to 1991, and as Chief Executive Officer of Gaston & Snow, formerly a nationally-recognized, Boston-based law firm, from 1986 to 1990. From 1965 to 1986, Mr. Santagati served in various senior management roles of increasing responsibility with various telecommunications providers, including serving as President and Chief Executive Officer of NYNEX Business Information Systems from 1982 to 1986. Mr. Santagati is also involved with a number of civic organizations and institutions, including serving as Chairman of the Board of the Lawrence General Hospital; on the Executive Committee of the New England Colleges Foundation; and on the Board of Governors of the Lawrence Girls & Boys Club. Mr. Santagati serves as a member of the Company’s Compensation Committee and the Company’s Nominating and Corporate Governance Committee. Mr. Santagati has served on the Board of Directors of the following public reporting company within the last five years: the Company (2009 — present).

Mr. Schwartz (62) has been a Director of the Company since November 2007 and a Director of Products Corporation since March 2004. Mr. Schwartz has served as Executive Vice Chairman and Chief Administrative Officer of MacAndrews & Forbes since October 2007. Mr. Schwartz served as Senior Vice President of MacAndrews & Forbes from 1989 to 1993 and as Executive Vice President and General Counsel of MacAndrews & Forbes and various of its affiliates from 1993 to 2007. Mr. Schwartz is a member of the Board of Trustees of Kenyon College. In addition, Mr. Schwartz is a member of the Board of Visitors of the Georgetown University Law Center. Mr. Schwartz serves as a member of the Company’s Compensation Committee. Mr. Schwartz has served on the Boards of Directors of the following public reporting companies within the last five years: REV Holdings LLC (2002 — 2006); Scientific Games (2003 — present); Products Corporation (2004 — present); Harland Clarke Holdings Corp. (2005 — present); Allied Security (2007 — 2008); the Company (2007 — present); and M & F Worldwide (2008 — present; note, M & F Worldwide ceased being a public reporting company under the Exchange Act in December 2011).

Ms. Seifert (62) has been a Director of the Company since January 2006. Ms. Seifert has been Chairperson of Katapult, LLC, a business consulting company, since July 2004. Ms. Seifert served as Corporate Executive Vice President — Personal Care of Kimberly-Clark Corporation, a global health and hygiene company (“Kimberly-Clark”), from 1999 until her retirement in June 2004. Ms. Seifert joined Kimberly-Clark in 1978 and, prior to her retirement, served in several senior executive positions in connection with Kimberly-Clark’s domestic and international consumer products businesses. Prior to joining Kimberly-Clark, Ms. Seifert held management positions at The Procter & Gamble Company, Beatrice Foods, Inc. and Fort Howard Paper Company. Ms. Seifert serves as a member of the Company’s Audit Committee and its Compensation Committee. Ms. Seifert has served on the Boards of Directors of the following public reporting companies within the last five years: Eli Lilly & Company (1995 — present), for which she also currently serves as a member of its audit committee (“Eli Lilly”); Albertson’s Inc. (2004 — 2006); Paperweight Development Corp. (2004 — present) (“Paperweight Development”); Appleton Papers Inc. (2004 — present) (“Appleton”); the Company (2006 — present); Lexmark International, Inc. (2006 — present) (“Lexmark”); and Supervalu Inc. (2006 — present), for which she also currently serves as a member of its audit committee (“Supervalu”).

CORPORATE GOVERNANCE

Board of Directors and its Committees

Standing Committees

The Board of Directors currently has the following standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (the “Governance Committee”). Each of these committees and their functions are described in further detail below.

Controlled Company Exemption

The Company is a “controlled company” (i.e., one in which more than 50% of the voting power for the election of directors is held by an individual, a group or another company) within the meaning of the rules of the New York Stock Exchange (the “NYSE”). Accordingly, the Company is not required under the NYSE rules to have a majority of independent directors, a nominating and corporate governance committee or a compensation committee (each of which, under the NYSE’s rules, would otherwise be required to be comprised entirely of independent directors).

While the Company is not required under NYSE rules to satisfy the above-listed NYSE corporate governance requirements due to its “controlled company” status, the Board has determined that more than a majority of its current directors (including Messrs. Bernikow, Bohan, Feldberg and Santagati and Mses. Lee, Mellon and Seifert), as well as Mr. Dinh, a new director nominee, qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the Board Guidelines for Assessing Director Independence, which the Board adopted in accordance with Section 303A.02 of the NYSE Listed Company Manual. The Board Guidelines for Assessing Director Independence are available at www.revloninc.com under the heading Investor Relations (Corporate Governance).

Notwithstanding the fact that the Company qualifies for the “controlled company” exemption, the Company maintains the Governance Committee and the Compensation Committee. The Company maintains the Governance Committee (comprised of Messrs. Feldberg (Chairman), Santagati and Bohan and Ms. Lee), and the Board of Directors has determined that all members of the Governance Committee qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the Board Guidelines for Assessing Director Independence. The Company also maintains the Compensation Committee (comprised of Messrs. Bernikow (Chairman), Santagati and Schwartz and Ms. Seifert), and the Board has determined that three of the four directors on the Compensation Committee (Mr. Bernikow, Mr. Santagati and Ms. Seifert) qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the Board Guidelines for Assessing Director Independence and also qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act and as “outside directors” under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”).

In October 2009, the Company closed a voluntary exchange offer transaction, pursuant to which Revlon, Inc. issued to stockholders (other than MacAndrews & Forbes and certain of its affiliates) 9,336,905 shares of Preferred Stock (the “Exchange Offer”). In connection with the Exchange Offer, the Company entered into a Contribution and Stockholder Agreement, dated August 9, 2009, as amended, with MacAndrews & Forbes, pursuant to which the parties agreed, among other things, that, until October 8, 2013, the Company will continue to maintain a majority of independent directors on its Board of Directors, each of whom meets the “independence” criteria as set forth in Section 303A.02 of the NYSE Listed Company Manual (see “Certain Relationships and Related Transactions — Contribution and Stockholder Agreement”).

Number of Board and Committee Meetings

During 2011, the Board of Directors held five meetings and acted eight times by unanimous written consent; the Audit Committee held six meetings; the Compensation Committee held four meetings; and the Governance Committee held four meetings.

Director Attendance at Annual Stockholders’ Meeting

While the Board has not adopted a formal policy regarding directors’ attendance at the Company’s annual stockholders’ meeting, directors are invited to attend such meetings. One member of the Company’s Board of Directors attended the Company’s 2011 Annual Stockholders’ Meeting.

Board Leadership Structure

The Company believes that its board leadership structure is appropriate given the specific circumstances of the Company, as its Board continues to function effectively and efficiently. Notwithstanding the fact that the Company is a “controlled” company, more than a majority of the Company’s Directors are independent under applicable SEC and NYSE rules. The Board has established audit, governance and compensation committees, each operating under written charters, to assist the Board in its oversight functions, and in each case those committees are comprised of at least a majority of independent Directors (with each of the Board’s Audit Committee and Governance Committee being comprised entirely of independent directors and three of the four members of the Compensation Committee being independent directors). The qualifications and experience of nominees for board service and committee membership are reviewed annually by the Governance Committee. Nominees for board membership are then recommended by such committee for appointment by the Board. Respective committee chairmen lead each committee. The Company has not established a “lead director” role. At Board and committee meetings, the Chairman of the Board and the Chairman of each such committee, as applicable, presides for the purpose of conducting an orderly and efficient meeting. Independent directors or any other director may lead or initiate discussion, in the interest of promoting thorough consideration of any issue before the Board or any of its committees. The Company has historically maintained separate positions of Chairman and Chief Executive Officer. Mr. Perelman, Chairman and Chief Executive Officer of MacAndrews & Forbes, has held the position of Chairman of the Company’s Board since June 1998 and Mr. Ennis has held the position of President and Chief Executive Officer of the Company since May 2009. The Chairman provides overall leadership to the Board in its oversight function, while the Chief Executive Officer provides leadership in respect to the day-to-day management and operation of the Company’s business. The Board and each of its committees conduct annual self-assessments to review and monitor their respective continued effectiveness. As part of its 2011 self-assessment exercise, the Board determined, among other things, that its size, composition and structure were appropriate. The Company believes this separation of the Chairman and Chief Executive Officer positions and its overall board leadership structure are appropriate.

Set forth below is a summary of the Company’s respective Directors’ experience, qualifications (including management experience, education and professional training) and background (including public company board experience and familiarity with the Company, including past service on the Company’s Board of Directors), which, among other factors, including as summarized in each Director’s biographical information presented above in this Proxy Statement, and as set forth below, support their respective qualifications to continue to serve on the Company’s Board of Directors. Without limiting the foregoing —

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Mr. Bernikow:    Mr. Bernikow’s accounting experience and financial expertise (including having served for 26 years at D&T and its predecessors), his public-company board and audit committee experience (including at UBS Funds, Casual Male and Mack-Cali) and his familiarity with the Company, as well as his prior service as a Director of the Company, qualify him to continue to serve on the Company’s Board.

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Mr. Bohan:    Mr. Bohan’s capital markets and finance experience (including having served as Managing Director of the high-yield bond sales group of Salomon Smith Barney), his public-company board experience (including at Haynes) and his familiarity with the Company, as well as his prior service as a Director of the Company, qualify him to continue to serve on the Company’s Board.

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Mr. Dinh:    Mr. Dinh’s academic experience (including serving as Professor of Law, Georgetown University Law Center), his government experience (including having served as Assistant Attorney General for Legal Policy for the U.S. Department of Justice), his business experience (including serving as a partner of Bancroft PLLC, which he founded, and as General Counsel and Corporate Secretary for

Strayer Education, Inc.), as well as his public company board experience (including at News Corporation and formerly at M & F Worldwide, which ceased to be a public reporting company in December 2011, and The Orchard, Inc.), qualify him to serve on the Company’s Board.

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Mr. Ennis:    Mr. Ennis’ experience as the Company’s President and Chief Executive Officer, as well as his prior experience as the Company’s Chief Financial Officer, President, Revlon International, and Chief Accounting Officer, qualify him to continue to serve on the Company’s Board.

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Professor Feldberg:    Professor Feldberg’s academic experience (including having served for 15 years as Dean of the Columbia Business School), his civic experience (including serving as President of NYC Global Partners), his business experience (including serving as Senior Advisor at Morgan Stanley), as well as his public company board experience (including at Macy’s, Sappi and UBS Funds and formerly at PRIMEDIA) and his familiarity with the Company, as well as his prior service as a Director of the Company, qualify him to continue to serve on the Company’s Board.

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Mr. Kennedy:    Mr. Kennedy’s senior executive, international business and financial experience (including that gained in positions of increasing responsibility at the Company since 2002 (including serving as the Company’s Vice Chairman and previously having served as the Company’s President and Chief Executive Officer, Chief Financial Officer and President, Revlon International) and in several senior executive management positions at Coca-Cola, and also including his former service as Chief Administrative Officer at Scientific Games), his public company board experience (including formerly at Coca-Cola Amatil), and his familiarity with the Company, as well as his prior service as a Director of the Company, qualify him to continue to serve on the Company’s Board.

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Ms. Lee:    Ms. Lee’s senior executive experience (including serving in various senior executive roles at BET, including currently serving as its Chairman and Chief Executive Officer), her legal experience (including having practiced as an attorney at the law firm of Steptoe & Johnson and then as General Counsel of BET), her public company board experience (including at Marriott and WGL and formerly at Kodak,) and her familiarity with the Company, as well as her prior service as a Director of the Company, qualify her to continue to serve on the Company’s Board.

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Ms. Mellon:    Ms. Mellon’s experience in the fashion industry and marketing of women’s retail products (including having served as founder and Chief Creative Officer of Jimmy Choo) and her familiarity with the Company, as well as her prior service as a Director of the Company, qualify her to continue to serve on the Company’s Board.

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Mr. Perelman:    Mr. Perelman’s extensive business and financial experience (including managing diverse businesses within the MacAndrews & Forbes group of companies), his public company board experience, his knowledge of the Company and his long-standing service as a Director of the Company, together with his being the Company’s controlling stockholder, qualify him to continue to serve on the Company’s Board, including continuing to serve as the Chairman of the Board.

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Mr. Santagati:    Mr. Santagati’s senior executive experience in the commercial field (including having served as President and Chief Executive Officer of Artel) and in the educational field (including having served as President at Merrimack College), his public company board experience (including formerly at CTC Communications Group Inc. and Celerity Solutions, Inc.) and his familiarity with the Company, as well as his prior service as a Director of the Company, qualify him to continue to serve on the Company’s Board.

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Mr. Schwartz:    Mr. Schwartz’s senior executive experience (including serving as Executive Vice Chairman and Chief Administrative Officer of MacAndrews & Forbes and as Chief Executive Officer of M & F Worldwide), his legal experience, his public company board experience and his familiarity with the Company, as well as his prior service as a Director of the Company, qualify him to continue to serve on the Company’s Board.

•	Ms. Seifert: Ms. Seifert’s senior executive experience (including having served as Corporate Executive Vice President — Personal Care at Kimberly-Clark, a major consumer products company), her public company board experience (including at Eli Lilly, Supervalu, Appleton, Paperweight Development and Lexmark) and her familiarity with the Company, as well as her prior service as a Director of the Company, qualify her to continue to serve on the Company’s Board.

Audit Committee

Composition of the Audit Committee

The Audit Committee is comprised of Messrs. Bernikow (Chairman), Bohan and Feldberg and Ms. Seifert, each of whom the Board of Directors has determined satisfies the NYSE’s and the SEC’s audit committee independence and financial experience requirements. Each of these directors served as a member of the Audit Committee during all of 2011 and each of these directors remained a member of the Audit Committee as of the date of this Proxy Statement.

The Company has determined that Mr. Bernikow qualifies as an “audit committee financial expert,” under applicable SEC rules. In accordance with applicable NYSE listing standards, the Company’s Board of Directors has considered Mr. Bernikow’s simultaneous service on the audit committees of more than three public companies, namely the audit committees of the Company, Casual Male, Mack-Cali and the UBS Funds, and has determined that such service does not impair his ability to effectively serve on the Company’s Audit Committee as, among other things, Mr. Bernikow is retired and, accordingly, has a flexible schedule and time to commit to service as an Audit Committee and Board member, including on a full-time basis, if necessary; he has significant professional accounting experience and expertise, which renders him highly qualified to effectively and efficiently serve on multiple audit committees; the audit committees of the UBS Funds effectively function as a single, consolidated audit committee; and Mr. Bernikow has served as a member of the Company’s Audit Committee since 2003 and his service on the other audit committees noted has not impaired his ability to effectively serve on the Company’s Audit Committee during this period.

Audit Committee Charter

The Audit Committee operates under a comprehensive written charter, a printable and current copy of which is available at www.revloninc.com under the heading, Investor Relations (Corporate Governance).

Audit Committee Responsibilities

Pursuant to its charter, the Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities with respect to, among other things, the integrity of the Company’s financial statements and disclosures; the Company’s compliance with legal and regulatory requirements; the appointment, compensation, retention and oversight of the Company’s independent auditors, as well as their qualifications, independence and performance; and the performance of the Company’s internal audit functions. The Audit Committee is also responsible for preparing the annual Audit Committee Report, which is required under SEC rules to be included in this Proxy Statement (see “Audit Committee Report,” below).

Audit Committee Complaint Procedures

The Audit Committee has established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. These complaint procedures are described in the Audit Committee’s charter, a printable and current copy of which is available at www.revloninc.com under the heading, Investor Relations (Corporate Governance).

Audit Committee Report

Management represented to the Audit Committee that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2011 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed such audited consolidated financial statements with management and KPMG LLP, the Company’s independent registered public accounting firm.

The Audit Committee discussed with the Company’s independent registered public accounting firm those matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, including information concerning the scope and results of the audit and information relating to KPMG LLP’s judgments about the quality, and not just the acceptability, of the Company’s accounting principles. These communications and discussions are intended to assist the Audit Committee in overseeing the Company’s financial reporting.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm, as required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the Company’s independent registered public accounting firm that firm’s independence.

The Audit Committee also reviewed, among other things, the amount of fees paid to the independent registered public accounting firm for audit and permissible non-audit services (see “Audit Fees” in this Proxy Statement, below). The Audit Committee has satisfied itself that KPMG LLP’s provision of audit and non-audit services to the Company is compatible with KPMG LLP’s independence.

Based on the Audit Committee’s review of and discussions regarding the Company’s audited consolidated financial statements and the Company’s internal control over financial reporting with management, the Company’s internal auditors and the independent registered public accounting firm and the other reviews and discussions with the independent registered public accounting firm referred to in the preceding paragraph, subject to the limitations on the Audit Committee’s roles and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

Respectfully submitted,

Audit Committee

Alan S. Bernikow, Chairman

Paul J. Bohan

Meyer Feldberg

Kathi P. Seifert

Compensation Committee

Composition of the Compensation Committee

The Compensation Committee is comprised of Messrs. Bernikow (Chairman), Santagati and Schwartz and Ms. Seifert. Each of these directors served as a member of the Compensation Committee during all of 2011 and each of these directors remained a member of the Compensation Committee as of the date of this Proxy Statement.

Compensation Committee Charter

The Compensation Committee operates under a comprehensive written charter, a printable and current copy of which is available at www.revloninc.com under the heading, Investor Relations (Corporate Governance).

Compensation Committee’s Responsibilities

Pursuant to its charter, the Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (the “CEO”), evaluates the CEO’s performance in light of those goals and objectives and determines, either as a committee or together with the Board of Directors, the CEO’s compensation level based on such evaluation. The Compensation Committee also reviews and approves compensation and incentive arrangements for the Company’s executive officers and such other employees of the Company as the Compensation Committee may determine to be necessary or desirable from time to time. The Compensation Committee also reviews and approves awards pursuant to the Third Amended and Restated Revlon, Inc. Stock Plan (the “Stock Plan”) and the Revlon Executive Incentive Compensation Plan (the “Incentive Compensation Plan”) and administers such plans. The Company did not implement any equity award program for 2011.

The Compensation Committee is also responsible for reviewing and discussing with the Company’s appropriate officers the Compensation Discussion and Analysis required by the SEC’s rules and, based on such review and discussion, (i) determining whether to recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K or in the annual proxy statement (and incorporated by reference into the annual report on Form 10-K) and (ii) producing the annual Compensation Committee Report and approving its inclusion in the Company’s annual report on Form 10-K or in the annual proxy statement.

Compensation Committee’s Delegation of Authority

Pursuant to the terms of the Incentive Compensation Plan, the Compensation Committee may delegate to an administrator (who must be an employee or officer of the Company) the power and authority to administer the Incentive Compensation Plan for the Company’s employees, other than its Chief Executive Officer and certain other officers who constitute “covered employees” as defined in Treasury Regulation §1.162-27(c)(2) (“Section 162(m) Officers”). Section 157(c) of the Delaware General Corporation Law (the “DGCL”) provides that the Company’s Board of Directors (or the Compensation Committee acting on behalf of the Board) may delegate authority to any officer of the Company to designate grantees of equity awards under the Stock Plan other than himself or herself and to determine the number of such equity awards to be issued. The Compensation Committee did not delegate any such authority for 2011.

Role of Officers and Consultants in the Compensation Committee’s Deliberations

For a discussion of the role of the Company’s executive officers and compensation consultants in recommending the amount or form of executive and director compensation, see “— Compensation Discussion and Analysis — Role of the Compensation Committee.”

Compensation Committee Interlocks and Insider Participation

The Compensation Committee does not have any interlocks or insider participation requiring disclosure under the SEC’s executive compensation rules.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below in this Proxy Statement with the Company’s appropriate officers. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement, as well as in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including by incorporation by reference to this 2012 Proxy Statement.

Respectfully submitted,

Compensation Committee

Alan S. Bernikow, Chairman

Richard J. Santagati

Barry F. Schwartz

Kathi P. Seifert

Nominating and Corporate Governance Committee

Composition of the Governance Committee

The Governance Committee is comprised of Messrs. Feldberg (Chairman), Santagati and Bohan and Ms. Lee. Each of these Directors served as a member of the Governance Committee during all of 2011 and each of these Directors remained a member of the Governance Committee as of the date of this Proxy Statement.

Governance Committee Charter

The Governance Committee operates under a comprehensive written charter, a printable and current copy of which is available at www.revloninc.com under the heading, Investor Relations (Corporate Governance).

Governance Committee Responsibilities

Pursuant to its charter, the functions of the Governance Committee include, among other things: identifying individuals qualified to become Board members; selecting or recommending to the Board proposed nominees for Board membership; recommending directors to the Board to serve on the Board’s standing committees; overseeing the evaluation of the Board’s performance; evaluating the CEO’s and senior management’s performance; overseeing the Revlon, Inc. Related Party Transaction Policy; overseeing the Company’s processes for succession planning for the CEO and other senior management positions; and periodically reviewing the Board’s Corporate Governance Guidelines and Board Guidelines for Assessing Director Independence and recommending changes, if any, to the Board.

Director Nominating Processes; Diversity

The Governance Committee identifies individuals qualified to become members of the Board when any vacancy occurs by reason of disqualification, resignation, retirement, death or an increase in the size of the Board, and selects or recommends that the Board select director nominees for each annual meeting of stockholders and director nominees to fill vacancies on the Board that may occur between annual meetings of stockholders.

In evaluating director nominees, the Governance Committee is guided by, among other things, the principles for Board membership expressed in the Company’s Corporate Governance Guidelines, which are available at www.revloninc.com under the heading, Investor Relations (Corporate Governance). The Governance Committee, in identifying and considering candidates for nomination to the Board, considers, in addition to the requirements set out in the Company’s Corporate Governance Guidelines and the Governance Committee’s charter, the quality of the candidate’s experience, the Company’s needs and the range of talent and experience represented on the Board. In its assessment of each potential candidate, the Governance Committee will consider the nominee’s reputation, judgment, accomplishments in present and prior positions, independence, knowledge and experience that may be relevant to the Company, and such other factors as the Governance Committee determines to be pertinent in light of the Board’s needs over time, including, without limitation, education, diversity, race, gender and other individual qualities and attributes that are expected to contribute to the Board having an appropriate mix of viewpoints. The Governance Committee identifies potential nominees from various sources, such as officers, directors and stockholders, and from time to time retains the services of third party consultants to assist it in identifying and evaluating director nominees.

Stockholder Process for Submitting Director Nominees

The Governance Committee will also consider director candidates recommended by stockholders. The process the Governance Committee follows to evaluate candidates submitted by stockholders does not differ from the process it follows for evaluating other director nominees. The Governance Committee may also take into consideration the number of shares held by the recommending stockholder, the length of time that such shares have been held and the number of candidates submitted by each stockholder or group of stockholders over the course of time. Stockholders desiring to submit director candidates must submit their recommendation in writing (certified mail — return receipt requested) to the Company’s Secretary, at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, NY 10017, attention: Michael T. Sheehan.

The Governance Committee will accept recommendations for director candidates throughout the year; however, in order for a recommended director candidate to be considered by the Governance Committee for nomination to stand for election at an upcoming annual meeting of stockholders, the recommendation must be received by the Company, as set forth above, not less than 120 days prior to the anniversary date of the date of the Company’s most recent proxy statement, which, for recommendations for the Company’s 2012 Annual Meeting, was December 21, 2011. No such recommendations were received for the 2012 Annual Meeting. To have a candidate considered by the Governance Committee, a stockholder must, subject to further requests for information from the Governance Committee, initially provide the following information:

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the stockholder’s name and address, evidence of such stockholder’s ownership of the Company’s Voting Capital Stock, including the number of shares owned and the length of time of ownership, and a statement as to the number of director candidates such stockholder has submitted to the Governance Committee during the period that such stockholder has owned shares of the Company’s Voting Capital Stock, including the names of any candidates previously submitted by such stockholder;

•	the name of the candidate;

•	the candidate’s resume or a listing of his or her qualifications to be a director of the Company;

•	any other information regarding the candidate that would be required to be disclosed in a proxy statement filed with the SEC if the candidate were nominated for election to the Board; and

•	the candidate’s consent to be named as a director, if selected by the Governance Committee and nominated by the Board.

Stockholder-Director Communications

The Board of Directors has established a process to receive communications from stockholders and other interested parties. Any stockholder or other interested party desiring to communicate with the Board or individual directors (including, without limitation, the non-management directors) regarding the Company may contact either the Board or such director by sending such communication to the attention of the Board or such director, in each case in care of the Company’s Secretary, who is responsible to ensure that all such communications are promptly provided to the Board or such director. Any such communication may be sent by: (i) emailing it to Michael T. Sheehan, Senior Vice President, Deputy General Counsel and Secretary, at michael.sheehan@revlon.com; or (ii) mailing it to Revlon, Inc., 237 Park Avenue, 14th Floor, New York, NY, 10017, attention: Michael T. Sheehan. Communications that consist of stockholder proposals must instead follow the procedures set forth under “General Rules Applicable to Stockholder Proposals” in this Proxy Statement, below, and, in the case of recommendations of director candidates, “Nominating and Corporate Governance Committee — Stockholder Process for Submitting Director Nominees,” in this Proxy Statement, above.

Non-Management Executive Sessions

The Company’s Corporate Governance Guidelines provide that the Company’s Board of Directors will regularly meet in executive session without any member of the Company’s management being present and that the Company’s independent directors will also meet in at least one non-management executive session per year attended only by independent directors. The non-management directors’ and independent directors’ meeting may be a single combined meeting, if the non-management directors are comprised entirely of independent directors. A non-management director will preside over each non-management executive session of the Board, and an independent director will preside over each independent executive session of the Board, although the same director is not required to preside at all such non-management or independent executive sessions. The presiding director at such non-management and independent executive sessions of the Board is determined in accordance with the applicable provisions of the Company’s By-laws, such that the Chairman of the Board of Directors or, in his absence (as is the case with independent executive sessions), a director chosen by a majority of the directors present will preside at such meetings. The Board of Directors met in at least one executive session, attended by only independent directors (all of whom constituted non-management directors), during 2011.

EXECUTIVE OFFICERS

The following table sets forth each of the Named Executive Officers of the Company as of December 31, 2011 (and their respective current positions with the Company as of the date hereof):

Name	Position
David L. Kennedy	Vice Chairman
Alan T. Ennis	President and Chief Executive Officer
Chris Elshaw	Executive Vice President and Chief Operating Officer
Robert K. Kretzman	Executive Vice President and Chief Administrative Officer
Steven Berns	Executive Vice President and Chief Financial Officer

The following sets forth the age (as of December 31, 2011), positions held with the Company and selected biographical information for the Company’s Named Executive Officers whose biographical information is not otherwise included in this Proxy Statement, above, with the Company’s Directors:

Mr. Elshaw (51) has served as the Company’s and Products Corporation’s Executive Vice President and Chief Operating Officer since May 2009. Mr. Elshaw previously served as the Company’s Executive Vice President and General Manager, U.S. Region, from October 2007 until May 2009. From July 2002 until September 2007, Mr. Elshaw held several leadership roles within Revlon International, including Senior Vice President and Managing Director, Europe, Middle East and Canada from May 2006 to October 2007; Managing Director of Europe and the Middle East from December 2003 to May 2006; General Manager of the U.K., Ireland and European Distributor Markets from February 2003 to December 2003; and General Manager of the U.K. and Ireland from July 2002 to February 2003. Prior to joining the Company, Mr. Elshaw held several senior management sales and marketing positions at Bristol-Myers Squibb (Clairol Division) from 1996 until 2002, including serving as General Manager of the U.K. and Ireland from 2000 until 2002. From 1983 to 1995, Mr. Elshaw served in various European senior sales and marketing positions at Alberto Culver. Mr. Elshaw is a board member of the Personal Care Products Council (formerly known as the Cosmetic, Toiletry & Fragrance Association), a cosmetic and personal care products industry association.

Mr. Kretzman (60) has served as the Company’s and Products Corporation’s Executive Vice President and Chief Administrative Officer since November 2010 and as General Counsel of each such company from January 2000 to March 2011. Formerly, he served as the Company’s and Products Corporation’s Chief Legal Officer from December 2003 to November 2010, and also as the Company’s and Products Corporation’s Executive Vice President, Human Resources from October 2006 to November 2010. Mr. Kretzman formerly served as the Company’s and Products Corporation’s Secretary from September 1992 to June 2009. Mr. Kretzman served as the Company’s and Products Corporation’s Senior Vice President and General Counsel from January 2000 until December 2003. Prior to becoming General Counsel, Mr. Kretzman served as Senior Vice President and Deputy General Counsel from March 1998 to January 2000, as Vice President and Deputy General Counsel from January 1997 to March 1998, and as Vice President, Law from September 1992 to January 1997. Mr. Kretzman joined the Company in 1988 as Senior Counsel responsible for mergers and acquisitions. Mr. Kretzman also served as the Company’s Corporate Compliance Officer from January 2000 through March 2012.

Mr. Berns (47) has served as the Company’s and Products Corporation’s Executive Vice President and Chief Financial Officer since May 2009. Mr. Berns formerly served as the Company’s and Products Corporation’s Treasurer from May 2009 to February 2010. Mr. Berns previously served as Chief Financial Officer of Tradeweb, LLC from November 2007 to May 2009. From November 2005 until July 2007, Mr. Berns served as President, Chief Financial Officer and Director of MDC Partners Inc. From September 2004 to November 2005, Mr. Berns served as Vice Chairman and Executive Vice President of MDC Partners. Prior to that, Mr. Berns was the Senior Vice President and Treasurer of The Interpublic Group of Companies, Inc. from

August 1999 until September 2004. Before that, Mr. Berns held a variety of positions in finance with the Company from April 1992 until August 1999, becoming Senior Vice President and Treasurer in 1996, after having served as the Company’s Vice President, Corporate Finance, Investor Relations. Prior to joining the Company in 1992, Mr. Berns worked at Paramount Communications Inc. and at a predecessor public accounting firm of D&T. Mr. Berns served as a Director and member of the audit and compensation committees for LivePerson, Inc. from April 2002 until June 2011. Mr. Berns is a Certified Public Accountant.

RISK MANAGEMENT

Relationship of Compensation Practices to Risk Management

The Company has reviewed and considered all of its compensation plans and practices and does not believe that its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Risk Oversight

The Company’s senior management is responsible for identifying and managing risks to the Company’s business and the Board’s Audit Committee is responsible for reviewing and discussing that process with management. In accordance with applicable NYSE rules for listed issuers, the Audit Committee maintains an Audit Committee charter that addresses the duties and responsibilities of the Audit Committee, including the requirement that such committee discuss the Company’s guidelines, policies and processes with respect to risk assessment and risk management. As part of the Company’s enterprise risk management function, management identifies internal and external risk factors, monitors identified risks and takes appropriate action to mitigate such identified risks. Specifically, the Company’s internal audit group, with input from the Company’s senior management, leads a comprehensive enterprise risk assessment annually using an established risk management framework. This process identifies and characterizes risks based on the possible impact to the Company’s business and likelihood of occurrence. The Company’s management puts in place appropriate plans to mitigate the risks identified. The risk assessment is also taken into account in the formulation of the internal audit plan for the ensuing year. The Audit Committee reviews and discusses the Company’s risk assessment and risk management guidelines, policies and processes at least annually. Further, the Board reviews the Company’s business plan and receives regular business and financial updates, including progress against the Company’s business plan, at Board meetings, enabling the Board to understand, and remain updated regarding, the business risks faced by the Company and the Company’s management of those risks.

COMPENSATION DISCUSSION AND ANALYSIS

Set forth below is a discussion and analysis of all material elements of the Company’s compensation of its Named Executive Officers, including: (i) the objectives of the Company’s compensation program; (ii) what the compensation program is designed to reward; (iii) each element of compensation; (iv) why the Company chooses to pay each element; (v) how the Company determines the amount (and, where applicable, the formula) for each element to pay; (vi) how each compensation element and the Company’s decisions regarding that element fit into the Company’s overall compensation objectives and may affect decisions regarding other elements of compensation; and (vii) whether and, if so, how the Company has considered the results of the most recent stockholder advisory vote on executive compensation in determining its compensation policies and decisions.

Overview of 2011 Compensation Events

Set forth below is a summary of the key actions which the Company took in respect to its 2011 compensation programs:

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For 2011, the Company’s incentive compensation programs were comprised of an annual cash bonus program (the “2011 Annual Bonus Program”) and a cash long-term incentive compensation (“LTIP”) program (the “2011 LTIP Program;” and, together with the 2011 Annual Bonus Program, referred to herein collectively as the “2011 Incentive Compensation Programs”), each of which was approved by the Compensation Committee and is governed by the terms of the Incentive Compensation Plan. Based on the Company’s achievement of 2011 adjusted EBITDA of $266 million, representing approximately 97% of the Company’s 2011 EBITDA performance goal, and 2011 free cash flow of $74 million, representing approximately 105% of the Company’s 2011 free cash flow performance goal, in February 2012 the

Compensation Committee, applying the formulae set forth in, and pursuant to the terms and conditions of, the Company’s 2011 Incentive Compensation Programs, determined that such programs would be funded at 98% of target.

•

In March 2012, the Company paid annual cash bonuses under the 2011 Annual Bonus Program to eligible employees, including its eligible Named Executive Officers, based upon the extent of the Company’s achievement of its performance goals under such program, individual performance rating and the degree of achievement by bonus program participants of their individual performance objectives for 2011, subject to the terms of such program.

•

As was the case in 2009 and 2010, the Company did not implement an equity award program for 2011. In lieu of equity awards, for 2011 the Compensation Committee approved the 2011 LTIP Program under the Incentive Compensation Plan. In March 2012, the Company paid one-third of the LTIP award earned under its 2011 LTIP Program to eligible employees, including its eligible Named Executive Officers, based upon the Compensation Committee’s certification of the extent of achievement of the performance goals under the 2011 LTIP Program and the 3-year payout terms of such program authorized by the Compensation Committee when it approved the 2011 LTIP Program in October 2010 (i.e., the 2011 LTIP award is paid out in equal one-third amounts in March 2012, 2013 and 2014, provided the Company achieved its performance goals for the performance year and the grantee received a “target” or better performance rating under the Company’s Performance Management Review process for 2011, and provided the grantee remains employed with the Company on the respective payout dates).

•	The Company provided merit salary increases in March 2011.

•

At the Company’s 2011 Annual Stockholders’ Meeting, approximately 99% of the stockholders who voted on the “say-on-pay” proposal approved the compensation of the Company’s Named Executive Officers, which the Company has considered in determining its compensation policies and decisions and which vote the Company believes provides an endorsement of the Company’s compensation philosophy, processes and practices.

Objectives of the Company’s Compensation Program and What it is Designed to Reward

The Company’s philosophy is to provide a compensation package that is reasonably designed to satisfy the following objectives:

•	to pay for performance (by basing salary increases upon individual merit and basing incentive compensation payouts upon the achievement of corporate and individual performance goals and objectives);

•

to align the interests of management and employees with corporate performance and shareholder interests, by rewarding performance that is directly linked to achieving the Company’s business plan and strategic goals and fostering shareholder value creation over the long term; and

•

to attract, retain and motivate exceptional performers and key contributors with the skills and experience necessary for the Company to achieve its business objectives, which requires that the Company’s compensation programs be competitive with the compensation practices of other companies, as discussed in further detail below.

Each Element of Compensation and Why the Company Chooses to Pay It

In order to achieve the objectives discussed above, the Company maintains a simple compensation program which consists principally of: (i) base salary; (ii) eligibility for performance-based, annual cash bonuses under the Incentive Compensation Plan, contingent upon the Company achieving specific performance goals and participants achieving “target” performance objectives, with exact payouts based upon the extent of achievement by participants of their respective individual performance objectives; and (iii) eligibility for performance-based, long-term incentive compensation under the Incentive Compensation Plan, contingent upon the Company achieving specific performance goals and participants achieving “target” performance objectives (which elements of compensation are referred to, collectively, in this Proxy Statement, as “total compensation,” unless otherwise noted). Historically, prior to 2009, the Company’s long-term incentive compensation had been comprised of annual equity grants (principally, restricted stock and/or stock options) under the Company’s Stock Plan. However, as with 2009 and 2010, during 2011 the Company did not implement an annual equity award program under its Stock Plan. To enable the Company to maintain total compensation at competitive levels, in 2011 the Company granted LTIP awards under its Incentive Compensation Plan.

In the past, the performance-based and incentive compensation elements of annual cash bonus and prior equity grants did not result in significant wealth accumulation for the Company’s employees, including its Named Executive Officers. The Company’s annual cash bonus program was accrued and paid at 0%, 50%, 75% and 50% of target, respectively, for 2006, 2007, 2008 and 2009 (as noted in last year’s proxy statement, 2010 was the first year in many years that the Company accrued and paid its annual cash bonus program at 100%). Based on the $14.87 NYSE closing price of the Company’s Class A Common Stock on December 30, 2011 (i.e., 2011’s last NYSE trading day), all stock options held by the Named Executive Officers were “out of the money,” as the exercise price of all of their stock options exceeded such NYSE closing price at year end. The lowest exercise price of any stock option currently held by a Named Executive Officer is $25.50 per share.

Setting Pay; Market References

The Company’s Human Resources department and the Compensation Committee, with input from the Compensation Committee’s outside compensation consultant, consider the compensation of the Named Executive Officers in order to balance compensation opportunities and reward and retain the Company’s high-performing executives and incent them to maximize their performance in furtherance of the execution of the Company’s business plan.

As part of its assessment of the compensation of the Named Executive Officers, the Company also compares the Named Executive Officers’ total compensation to the total compensation for executives at comparison group companies. The Company seeks to design its total compensation to be competitive with other leading consumer products companies and other companies outside of the consumer products field, as the Company believes that the market for certain executive talent is broader than the consumer products field. When reviewing and setting Named Executive Officer compensation for 2011, the Company compared the total compensation of its executive officers to market compensation data for certain groups of companies in Towers Watson’s U.S. compensation data banks for similarly situated executives (sometimes referred to herein as “competitive benchmark norms” or “competitive benchmarks,” with such companies being referred to herein as the “Comparison Group”). The Comparison Group for 2011 consisted of the companies listed on Annex A.

Total Compensation

For 2011, the incentive compensation-eligible Named Executive Officers’ total compensation, as an approximate percentage of the 50th and the 75th percentiles of total compensation in the relevant Comparison Group, was as follows: (i) 67.3% and 50.7%, respectively, for Mr. Ennis; (ii) 119.8% and 90.7%, respectively, for Mr. Elshaw; (iii) 88.3% and 73.9%, respectively, for Mr. Berns; and (iv) 123.8% and 95.3%, respectively, for Mr. Kretzman. Mr. Kennedy did not participate in the Company’s 2011 Incentive Compensation Programs; his base salary for 2011 was 115.4% and 92.5%, respectively, of the 50th and 75th percentiles of base salary in the Comparison Group.

Base Salary

Base salary adjustments are considered annually and may be based on individual performance, assumption of new responsibilities, competitive data from the Comparison Group, employee retention efforts and the

Company’s overall compensation guidelines and annual salary budget guidelines. Higher annual increases may be made to higher performers and key contributors, provided that the overall increases are within budgeted guidelines.

Incentive Compensation; Generally

Each year, the Compensation Committee reviews and establishes the performance measures for the Company’s incentive compensation programs, which are intended to have the effect of fostering shareholder value creation over the long term, to ensure that the program design appropriately motivates executives to achieve the Company’s financial and operational performance goals, which are designed to be challenging and linked directly to the Company’s business plan for the year. As more fully described below, the components of the Company’s 2011 Incentive Compensation Programs were a cash bonus under the 2011 Annual Bonus Program, payable in March 2012, to the extent performance goals were achieved, and a cash LTIP award under the 2011 LTIP Program, payable in three equal annual installments which began in March 2012, to the extent performance goals were achieved.

Payouts under the 2011 Incentive Compensation Programs were contingent upon the achievement of identified corporate performance goals and, for the individual, receipt of a performance rating of “target” or higher under the Company’s 2011 Performance Management Review process. Additionally, the exact payout to a participant under the 2011 Annual Bonus Program was based upon such individual’s degree of achievement of his or her own individual performance objectives. The Company’s corporate performance goals under the 2011 Incentive Compensation Programs were the Company’s achievement of two equally weighted performance targets, namely, $276 million of “adjusted EBITDA” for 2011 (the “2011 EBITDA Performance Goal”)1 and $71 million of “free cash flow” for 2011 (the “2011 Free Cash Flow Performance Goal”),2 in each case measured after all incentive compensation accruals (collectively, the “2011 Performance Goals”).

The 2011 Incentive Compensation Programs featured a payout curve, to account for the extent to which the Company partially achieved or overachieved the Company’s 2011 Performance Goals.

Under the 2011 Annual Bonus Program, depending on the assessment of individual performance, participants could receive between 75% and 150% of their target award, to enable managers (or, in the case of Named Executive Officers, the Compensation Committee) to reward higher-performing employees (including the Named Executive Officers), as long as the overall compensation budget was not exceeded.

The Company’s President and Chief Executive Officer and its Executive Vice President and Chief Administrative Officer develop, for review and approval by the Compensation Committee, the annual objectives against which each Named Executive Officer’s performance is assessed. The Company’s President and Chief

[1]	Adjusted EBITDA is a non-GAAP financial measure which the Company defines as income from continuing operations before interest, taxes, depreciation, amortization, gains/losses on foreign currency fluctuations, gains/losses on the early extinguishment of debt and miscellaneous expenses. In calculating adjusted EBITDA, the Company excludes the effects of gains/losses on foreign currency fluctuations, gains/losses on the early extinguishment of debt, results of and gains/losses on discontinued operations and miscellaneous expenses because the Company’s management believes that some of these items may not occur in certain periods, the amounts recognized can vary significantly from period to period and these items do not facilitate an understanding of the Company’s operating performance.
[2]	Free cash flow is a non-GAAP measure which the Company defines as net cash provided by operating activities, less capital expenditures for property, plant and equipment, plus proceeds from the sale of certain assets. Free cash flow excludes proceeds from the sale of discontinued operations. Free cash flow does not represent the residual cash flow available for discretionary expenditures, as it excludes certain expenditures such as mandatory debt service requirements, which for the Company are significant.

Executive Officer in conjunction with the Executive Vice President and Chief Administrative Officer and the Company’s Vice Chairman, develop, for review and approval by the Compensation Committee, the CEO’s objectives to support and drive the execution of the Company’s business strategy. These objectives are derived from the Company’s annual business plan. These objectives are established by the Compensation Committee at the start of the year and then reviewed after the end of the year to assess the extent to which they have been achieved.

For 2011, the Named Executive Officers’ objectives included both quantitative financial measures and strategic and operational objectives linked directly to achieving the Company’s business strategy. When assessing the Named Executive Officers’ 2011 performance, in February 2012 the Compensation Committee reviewed and analyzed detailed and comprehensive documentary support for each Named Executive Officer’s accomplishments against his respective 2011 performance objectives, including the following:

Mr. Ennis — President and Chief Executive Officer:

•

the Company’s 2011 reported financial results, which supported the Company’s achievement of approximately 97% of its 2011 EBITDA Performance Goal, on which 25% of Mr. Ennis’ target award was based, and approximately 105% of its 2011 Free Cash Flow Performance Goal, on which 25% of Mr. Ennis’ target award was based;

•	the Company’s achievement of a 4.5% increase in net sales, on which 20% of Mr. Ennis’ target award was based;

•

the successful implementation of the Company’s integrated business planning process and portfolio planning process and the achievement of inventory management objectives, on which 10% of Mr. Ennis’ target award was based;

•

the continued improvement of the Company’s organizational capabilities through significant new hires and internal promotions, developmental assignments and succession planning, and the continued improvement of the Company’s performance management processes through training programs, on which 10% of Mr. Ennis’ target award was based; and

•

the development of a framework for long-range strategic planning, the execution of identified global growth initiatives, the continued evaluation of acquisition opportunities (including, without limitation, the Company’s consummation of the acquisition of the Sinful Colors business in March 2011) and the recruitment of successors for certain senior management positions, on which 10% of Mr. Ennis’ target award was based.

Mr. Elshaw — Executive Vice President and Chief Operating Officer:

•

the Company’s 2011 reported financial results, which supported the Company’s achievement of approximately 97% of its 2011 EBITDA Performance Goal, on which 25% of Mr. Elshaw’s target award was based, and approximately 105% of its 2011 Free Cash Flow Performance Goal, on which 25% of Mr. Elshaw’s target award was based;

•	the Company’s achievement of a 4.5% increase in net sales, on which 20% of Mr. Elshaw’s target award was based;

•

the successful implementation of the Company’s integrated business planning process and portfolio planning process and the achievement of inventory management objectives, on which 10% of Mr. Elshaw’s target award was based;

•

the continued improvement of the Company’s organizational capabilities through significant new hires and internal promotions, developmental assignments and succession planning, and the continued improvement of the Company’s performance management processes through training programs, on which 10% of Mr. Elshaw’s target award was based; and

•

the development of a framework for long-range strategic planning, the execution of identified global growth initiatives, and the continued evaluation of acquisition opportunities (including, without limitation, the Company’s consummation of the acquisition of the Sinful Colors business in March 2011), on which 10% of Mr. Elshaw’s target award was based.

Mr. Berns — Executive Vice President and Chief Financial Officer:

•

the Company’s 2011 reported financial results, which supported the Company’s achievement of approximately 97% of its 2011 EBITDA Performance Goal, on which 25% of Mr. Berns’ target award was based, and approximately 105% of its 2011 Free Cash Flow Performance Goal, on which 25% of Mr. Berns’ target award was based;

•	the Company’s achievement of a 4.5% increase in net sales, on which 20% of Mr. Berns’ target award was based;

•

the successful implementation of the Company’s integrated business planning process and portfolio planning process and the achievement of inventory management objectives, on which 10% of Mr. Berns’ target award was based;

•

the continued improvement of the Company’s organizational capabilities through significant new hires and internal promotions, developmental assignments and succession planning, and the continued improvement of the Company’s performance management processes through training programs, on which 10% of Mr. Berns’ target award was based; and

•

the achievement of key functional objectives within the Finance area, including successfully refinancing the Company’s credit facility, reducing interest expense and extending maturities; achievements within the information management function, including providing for more applications on a master data model; continuing to improve the financial close process and continuing to maintain and strengthen the financial control environment; implementing the operating framework for the Company’s business continuity plan; developing a framework for long-range strategic planning; and continuing to evaluate acquisition opportunities (including, without limitation, the Company’s consummation of the acquisition of the Sinful Colors business in March 2011), on which 10% of Mr. Berns’ target award was based.

Mr. Kretzman — Executive Vice President and Chief Administrative Officer:

•

the Company’s 2011 reported financial results, which supported the Company’s achievement of approximately 97% of its 2011 EBITDA Performance Goal, on which 25% of Mr. Kretzman’s target bonus was based, and approximately 105% of its 2011 Free Cash Flow Performance Goal, on which 25% of Mr. Kretzman’s target award was based;

•	the Company’s achievement of a 4.5% increase in net sales, on which 20% of Mr. Kretzman’s target award was based;

•

the successful implementation of the Company’s integrated business planning process and portfolio planning process and the achievement of inventory management objectives, on which 10% of Mr. Kretzman’s target award was based;

•

the continued improvement of the Company’s organizational capabilities through significant new hires and internal promotions, developmental assignments and succession planning, and the continued improvement of the Company’s performance management processes through training programs, on which 10% of Mr. Kretzman’s target award was based; and

•

the achievement of key functional objectives within the Legal, Human Resource and Facilities Management areas, including the provision of comprehensive legal and human resource support in all aspects of the Company’s business strategy; leadership of the highly successful recruitment of key senior executives globally; implementing cost savings in the Company’s healthcare programs; negotiating real estate and facility cost savings; the development and preparation of certain senior management successors; and the continued evaluation of acquisition opportunities (including, without limitation, the Company’s consummation of the acquisition of the Sinful Colors business in March 2011), on which 10% of Mr. Kretzman’s target award was based.

Mr. Kennedy, who transitioned from President and Chief Executive Officer to Vice Chairman of the Board of Directors in May 2009 as part of the Company’s overall succession planning, was not eligible to (and did not) participate in the 2011 Incentive Compensation Programs in his role as Vice Chairman.

As noted above, based on the extent of the Company’s achievement of its 2011 Performance Goals, in February 2012, the Compensation Committee, applying the formulae set forth in, and pursuant to the terms and conditions of, the 2011 Incentive Compensation Programs, determined that such programs would be funded at 98% of target. Additionally, in February 2012, based upon a comprehensive review of each Named Executive Officer’s 2011 performance, the Compensation Committee determined that at least “target” performance had been achieved by each Named Executive Officer and, for exact payout purposes, also determined the extent to which the Named Executive Officers had achieved and in certain cases exceeded their respective individual performance objectives (including, in the case of Messrs. Ennis, Elshaw, Berns and Kretzman, objectives for 2011 established in compliance with Section 162(m)). Based upon the foregoing determinations, bonuses and LTIP payouts were earned by each of the eligible Named Executive Officers in respect of 2011 (see the “Summary Compensation Table,” below).

The Company’s confidentiality and non-competition agreement (which all employees, including the Named Executive Officers, are required to execute), Stock Plan and Incentive Compensation Plan condition each employee’s eligibility for benefits (including 2011 LTIP awards and 2011 annual cash bonuses) upon compliance with confidentiality, non-competition and non-solicitation obligations.

Incentive Compensation; Annual Cash Bonus

Approximately 440 employees, including the Named Executive Officers, were eligible to participate in the 2011 Annual Bonus Program. As noted above, the bonus objectives for all employees in the 2011 Annual Bonus Program included the Company’s achievement of two equally weighted performance goals (namely, its 2011 EBITDA Performance Goal and its 2011 Free Cash Flow Performance Goal). Receipt of a bonus award was further conditioned upon the participant’s achievement of a performance rating of “target” or higher under the Company’s 2011 Performance Management Review process, with the exact payout amount being subject to the degree of achievement of individual performance objectives linked directly to executing the Company’s 2011 business plan. As approved by the Compensation Committee, under the 2011 Annual Bonus Program, management (or, in the case of Named Executive Officers, the Compensation Committee) had discretion to award between 75% and 150% of the target bonuses to reward higher-performing, bonus-eligible employees (including the Named Executive Officers), as long as the Company’s overall compensation budget was not exceeded.

Per the terms of their respective employment agreements, Mr. Ennis was eligible during 2011 for a target bonus of 100% of his base salary, and each of Messrs. Elshaw, Berns and Kretzman was eligible during 2011 for a target bonus of 75% of his respective base salary.

Based on the Company’s achievement of 2011 adjusted EBITDA of $266 million and 2011 free cash flow of $74 million, the Compensation Committee, applying the formula set forth in, and pursuant to the terms and conditions of, the 2011 Annual Bonus Program, determined to fund such program at 98% of target, and, based upon its determinations as to the Named Executive Officers’ respective performance ratings and the degree of achievement of their respective performance objectives, awarded Messrs. Ennis, Elshaw, Berns and Kretzman 100%, 97%, 100.1% and 100%, respectively, of their adjusted target bonuses for 2011, in all cases as adjusted for funding the plan at 98%.

The Summary Compensation Table, below, reflects the bonus award amounts that were earned for 2011 by the Named Executive Officers under the 2011 Annual Bonus Program.

Incentive Compensation; Long-Term Compensation

The third principal component of total compensation for the Company’s key employees is long-term incentive compensation awards. Historically, this had taken the form of an annual grant of equity awards, usually in the form of restricted stock and/or stock options, under the Stock Plan.

However, beginning with 2009 (and again in 2010 and 2011), the Company did not implement an annual equity award program under its Stock Plan as a component of long-term compensation. To enable the Company to seek to maintain competitive total compensation, the Company adopted a cash LTIP component under its Incentive Compensation Plan, effective from and after 2010. The 2011 calendar year was the second performance year under the Company’s newly-implemented LTIP.

Approximately 60 senior employees, including the Named Executive Officers (other than Mr. Kennedy), were eligible to participate in the 2011 LTIP Program. Funding of the 2011 LTIP Program was based on the Company’s degree of achievement of two equally weighted performance goals (namely, its 2011 EBITDA Performance Goal and its 2011 Free Cash Flow Performance Goal).

Awards under the 2011 LTIP Program were structured as flat dollar amounts, tiered to levels of responsibility within the organization, and were approved by the Compensation Committee in December 2010. Once earned, based upon the degree of achievement of the Company’s 2011 Performance Goals, the award amount would be paid out in equal one-third amounts in March 2012, March 2013 and March 2014, provided the participant received a “target” or better performance rating under the Company’s Performance Management Review process for 2011 and remains employed with the Company on the applicable payment date. By deferring payments over three years for the 2011 performance year, the program’s structure is intended to have a retentive effect on the key personnel expected to implement the Company’s business plan from year to year.

Based on the Company’s achievement of 2011 adjusted EBITDA of $266 million and 2011 free cash flow of $74 million, and, based upon the Compensation Committee’s consideration of the Named Executive Officers’ performance during 2011, the Compensation Committee, applying the formula set forth in, and pursuant to the terms and condition of, the 2011 LTIP Program, determined to fund such program at 98% of target and, accordingly, LTIP awards were earned by each of the eligible Named Executive Officers in respect of 2011 in corresponding amounts prescribed by the terms of the Incentive Compensation Plan and the 2011 LTIP Program.

The Summary Compensation Table, below, reflects the 2011 LTIP Program awards that were earned for 2011 by the eligible Named Executive Officers under the 2011 LTIP Program, at their full, 3-year payout values, respectively.

Other Compensation and Benefit Programs

The Company also maintains standard benefits that are consistent with those offered by other major corporations and which are generally available to all of the Company’s full time employees (subject to meeting basic eligibility requirements). These plans include standard medical, dental, vision and life insurance coverages that are available to all U.S.-based, non-union employees.

The Company also maintains a limited number of benefit programs that are available to the Named Executive Officers and other senior employees qualifying for eligibility based on salary grade level. These benefits and perquisites include an automobile allowance or use of a Company automobile and limited reimbursement of certain costs for financial counseling, tax preparation and life insurance premiums. These types of benefits are commonly made available to senior executives at other major corporations and assist the Company in attracting and retaining key talent.

How the Company Determines the Amount (and, Where Applicable, the Formula) for Each Element of Compensation to Pay and How Each Compensation Element and the Company’s Decisions Regarding that Element Fit into the Company’s Overall Compensation Objectives and May Affect Decisions Regarding Other Elements of Compensation

The Company focuses annually on developing a total compensation package that is intended to be competitive such that the level of total compensation (i.e., base salary, annual cash bonus and long-term incentive compensation, combined) is targeted to be positioned at or about the 50th to 75th percentile of competitive benchmark norms. Salary ranges, annual cash bonus plan targets and long-term incentive compensation targets are reviewed using a “total compensation” perspective under which total remuneration is targeted to be within certain ranges compared to the Comparison Group. Values and targets of each element may change from year to year.

The Company designs its compensation programs such that there is a correlation between level of position and degree of risk in compensation. Based on that guiding principle, the Company’s more senior executives with the highest levels of responsibility and accountability have a higher percentage of their total potential remuneration at risk (in the form of performance-based annual cash bonuses and performance-based LTIP awards), than do employees with lower levels of responsibility and accountability. This means that a higher proportion of the Company’s more senior executives’ total potential compensation is based upon variable elements, than is the case with the Company’s employees with lower levels of responsibility and accountability.

Role of the Compensation Committee

The Compensation Committee reviews and approves, among other things, compensation for the Company’s Named Executive Officers; the structure of the Company’s annual bonus program under the Incentive Compensation Plan, including setting annual performance objectives for the Named Executive Officers and annually assessing the extent to which those objectives have been achieved; and the structure of the performance-based objectives and actual grants under the Company’s long-term incentive compensation award programs and annually assessing the extent to which the performance objectives have been achieved.

The Compensation Committee reviews and approves objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluates, together with the Governance Committee, the Chief Executive Officer’s performance in respect of those objectives and determines, either as a committee or together with the Governance Committee and/or the Board of Directors, the Chief Executive Officer’s total compensation level based on that evaluation process. The Compensation Committee also reviews and approves compensation and incentive arrangements for the Company’s other Named Executive Officers.

The Compensation Committee reviews key components of each Named Executive Officer’s compensation, which enables the Compensation Committee to make informed decisions regarding future elements of compensation.

The Company’s Executive Vice President and Chief Administrative Officer, in consultation with the Company’s Chief Executive Officer, works with the Company’s Human Resources Department to recommend: (i) merit increase guidelines based on external benchmarks under the Company’s salary administration program; (ii) the structure of the Company’s annual bonus program under the Incentive Compensation Plan; and (iii) the structure of its long-term incentive compensation program.

As part of the Company’s processes and procedures for determining the amount and form of executive officer and director compensation, the Company’s Compensation Committee relies in part upon informed proposals and information provided by management, as well as market data, analysis and guidance provided by its outside compensation consultant. During 2011, the Compensation Committee consulted with and/or considered advice provided by its outside compensation advisor (Compensation Advisory Partners LLC (“CAP”)) with respect to the structure and components of the Company’s incentive compensation programs, as well as the total direct compensation of the Company’s Named Executive Officers, inclusive of the March 2011 merit salary increases for the Named Executive Officers, and the consideration of the compensation of the Company’s Board of Directors. CAP performed no services for the Company or the Compensation Committee during 2011 other than providing compensation advice to the Compensation Committee (or to the Company’s Human Resources Department in respect to routine compensation survey data analysis); without limiting the foregoing, CAP did not provide services such as benefits administration, human resources consulting or actuarial services. The Compensation Committee approved CAP’s engagement, upon management’s recommendation, and based upon CAP’s experience and qualifications. The Chairman of the Compensation Committee reviews and approves all invoices from the outside compensation consultant prior to payment.

As there has never been a restatement of the Company’s financial results, the Company has not considered any policy in respect of adjustment or recovery of amounts paid under its compensation plans.

Whether and, if so, How the Company has Considered the Results of the Most Recent Stockholder Advisory Vote on Executive Compensation in Determining its Compensation Policies and Decisions

On June 2, 2011, the Company held its 2011 Annual Stockholders’ Meeting (the “2011 Annual Meeting”) at which approximately 99% of the stockholders who voted on the given items (i) approved, on an advisory, non-binding basis, the Company’s executive compensation, as disclosed pursuant to Item 402 of Regulation S-K, including as disclosed in the “Compensation Discussion and Analysis,” compensation tables and accompanying narrative set forth in the 2011 proxy statement (“say-on-pay”), and (ii) recommended, on an advisory, non-binding basis, that the Company conduct future “say-on-pay” votes every three (3) years (which is the Company’s current intention). Although such advisory stockholder vote on executive compensation is non-binding, management has considered the results of such advisory vote when determining the Company’s compensation policies and decisions and believes that the above-referenced stockholder vote endorses the Company’s compensation philosophy, processes and practices.

Tax Deductibility of Executive Compensation

Section 162(m) places a limit of $1,000,000 on the amount of compensation that the Company may deduct, for tax purposes, in any one year for certain officers who constitute “covered employees” under the rule, unless such amounts are determined to be “performance-based compensation” meeting certain requirements. Generally, the Company’s provision of cash incentive compensation under the Incentive Compensation Plan, stock option awards and performance-based stock awards meets the requirements for performance-based compensation under Section 162(m) and thus, generally, those items are fully deductible. Salary, perquisites, discretionary bonuses and restricted stock that have time-based vesting generally are not considered performance-based compensation under Section 162(m) and are generally subject to Section 162(m) limitations on deductibility. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. The 2011 annual bonus and LTIP performance objectives for the Company’s Named Executive Officers were approved under Section 162(m)’s guidelines for deductibility. Certain amounts of compensation for the Company’s officers do not meet Section 162(m)’s performance-based requirements and therefore are not deductible by the Company.

EXECUTIVE COMPENSATION

The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to the persons who served as the Company’s Chief Executive Officer and the Chief Financial Officer during 2011 and the three other most highly paid executive officers (see footnote (a) below), other than the Chief Executive Officer and the Chief Financial Officer, who served as executive officers of the Company during 2011 (collectively, the “Named Executive Officers”), for services rendered in all capacities to the Company and its subsidiaries during such periods. The “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, below, presents bonus and LTIP payments earned under the Incentive Compensation Plan. The 2011 Annual Bonus Program pool and the 2011 LTIP Program were each adjusted downward to, and funded at, 98% of target amounts by the Compensation Committee in accordance with the formulae set forth in such programs. Although 2011 LTIP Program awards have been listed in the table below at their full-value, which reflects funding such program at 98% of target for 2011 LTIP awards, only one-third of such amounts has actually been paid (in March 2012); the remaining two-thirds of such 2011 LTIP awards are payable in March 2013 and March 2014, if the executive remains employed with the Company on each respective payout date, unless provided otherwise in the executive’s employment agreement (see “Employment Agreements and Payments upon Termination and Change of Control”). In all cases, stock option awards outstanding as of December 31, 2011 were “out-of-the-money,” in that in each case they had exercise prices that were above the $14.87 per share NYSE closing market price of the Company’s Class A Common Stock on December 30, 2011 (i.e., 2011’s last NYSE trading day) and therefore had no realizable monetary value to the Named Executive Officers on such date. See “Outstanding Equity Awards at Fiscal Year End.”

SUMMARY COMPENSATION TABLE

Name and Principal Position(a)	Year	Salary ($)	Bonus ($)(b)	Stock Awards ($)(c)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(d)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (e)	All Other Compensation ($)(f)	Total ($)
David L. Kennedy	2011	150,000	—	—	—	—	37,933	24,000	211,933
Vice Chairman	2010	614,038	—	—	—	—	23,949	52,984	690,971
	2009	867,500	—	—	—	—	101,146	36,447	1,005,093

Alan T. Ennis	2011	910,000	—	—	—	2,067,800	34,632	65,523	3,077,955
President and Chief Executive Officer	2010	907,980	—	—	—	2,075,000	19,557	91,777	3,094,314
	2009	781,558	12,500	—	—	437,500	56,176	24,063	1,311,797

Chris Elshaw	2011	746,355	—	—	—	1,024,100	8,598	209,697	1,988,750
Executive Vice President and Chief Operating Officer	2010	729,346	—	—	—	1,025,000	5,394	226,382	1,986,122
	2009	678,347	12,500	—	—	262,500	34,226	192,533	1,180,106

Robert K. Kretzman	2011	758,134	—	—	—	1,049,090	1,309,330	81,810	3,198,364
Executive Vice President and Chief Administrative Officer	2010	740,857	17,716	—	—	1,057,284	612,947	77,794	2,506,598
	2009	713,783	8,357	—	—	266,643	673,313	75,990	1,738,086

Steven Berns	2011	469,560	227	—	—	837,673	42,971	48,797	1,399,228
Executive Vice President and Chief Financial Officer	2010	448,211	22,125	—	—	837,875	18,098	62,393	1,388,702
	2009	268,077	10,625	122,750	—	159,375	18,461	18,982	598,270

(a)	Messrs. Kennedy, Ennis, Elshaw, Kretzman and Berns served as the Company’s Named Executive Officers during 2011, 2010 and 2009. In May 2009, Mr. Berns and Mr. Elshaw became “Named Executive Officers”, as Mr. Berns was appointed Executive Vice President and Chief Financial Officer and Mr. Elshaw was appointed Executive Vice President and Chief Operating Officer, and Mr. Kennedy transitioned from serving as the Company’s President and Chief Executive Officer to Vice Chairman of the Board of Directors as part of the Company’s overall succession planning, which included Mr. Ennis succeeding to the positions of President and Chief Executive Officer (after formerly serving as the Company’s Chief Financial Officer and President, Revlon International).

(b)	The amounts set forth under the “Bonus” column reflect the portion of the annual bonus amount paid to the Named Executive Officer by the Compensation Committee in excess of such executive’s target bonus for the year, if any, as adjusted for bonus program funding levels based upon performance, pursuant to the Compensation Committee’s authority under the Revlon Executive Incentive Compensation Plan (see “Non-Equity Incentive Plan Compensation” column in this table for bonuses earned at or below target).

(c)	The amounts set forth under the “Stock Awards” column reflect the grant date fair value of restricted shares that were granted to Mr. Berns during the year, based upon the NYSE closing market price of the Company’s Class A Common Stock on the grant date.

(d)	The amounts set forth under the “Non-Equity Incentive Plan Compensation” column reflect the portion of the bonus amount paid to the Named Executive Officer that was at or below such individual’s target bonus level for the year, as adjusted for bonus program funding levels based upon performance, as awarded by the Compensation Committee for the year, pursuant to its authority under the Incentive Compensation Plan, based on the achievement of specific performance factors, plus, for 2010 and 2011, the full, 3-year payout value of the executive’s long-term incentive compensation award earned. Note that, although 2010 and 2011 LTIP Program awards have been listed in the table above at their full, 3-year payout value per SEC interpretative rules, two-thirds of the 2011 LTIP Program awards remain payable in March 2013 and March 2014 and one-third of the 2010 LTIP Program award remains payable in March 2013 to the executive, if the executive remains employed with the Company on each respective payout date, unless provided otherwise in the executive’s employment agreement (see “Employment Agreements and Payments upon Termination and Change of Control”). There were no LTIP awards prior to 2010.

For Mr. Ennis, the amount set forth under the “Non-Equity Incentive Plan Compensation” column reflects $891,800 in cash bonus plus $1,176,000 in LTIP, of which LTIP amount only one-third has been paid in respect to 2011 (the remaining two-thirds of such 2011 LTIP award is to be paid out in equal amounts in March 2013 and March 2014).

For Mr. Elshaw, the amount set forth under the “Non-Equity Incentive Plan Compensation” column reflects $534,100 in cash bonus plus $490,000 in LTIP, of which LTIP amount only one-third has been paid in respect to 2011 (the remaining two-thirds of such 2011 LTIP award is to be paid out in equal amounts in March 2013 and March 2014).

For Mr. Kretzman, the amount set forth under the “Non-Equity Incentive Plan Compensation” column reflects $559,090 in cash bonus plus $490,000 in LTIP, of which LTIP amount only one-third has been paid in respect to 2011 (the remaining two-thirds of such 2011 LTIP award is to be paid out in equal amounts in March 2013 and March 2014).

For Mr. Berns, the amount set forth under the “Non-Equity Incentive Plan Compensation” column reflects $347,673 in cash bonus plus $490,000 in LTIP, of which LTIP amount only one-third has been paid in respect to 2011 (the remaining two-thirds of such 2011 LTIP award is to be paid out in equal amounts in March 2013 and March 2014).

(e)

The amounts under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column have been calculated based on the aggregate change in actuarial present value of the Named Executive Officers’ accumulated benefit under the Retirement Plan and the Pension Equalization Plan from January 1 to December 31 of each reported year and based on, with respect to 2011, the assumptions as set forth in Note 14 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”); with respect to 2010, the assumptions as set forth in Note 14 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010; and with respect to 2009, the assumptions as set forth in Note 13 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. These amounts have been calculated based on normal retirement age of 65 as specified in the Retirement Plan and Pension Equalization Plan. The Pension Equalization Plan is a non-qualified and unfunded plan. In May 2009, the Company amended the Retirement Plan and the Pension Equalization Plan to cease future benefit accruals under such plans after December 31, 2009. The increase in the respective amounts reflected in the above “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for each of the Named Executive Officers for 2011 over 2010 was due in principal part to a number of actuarial factors, including (1) changes in the applicable discount rate used to determine the pension obligation which resulted in an increase in the present value of the benefit; (2) a change in the applicable mortality table assumptions used for the actuarial calculation of the pension benefit which also resulted in an increase in the present value of the benefit, and (3) for Mr. Kretzman, pursuant to his employment agreement, an additional year of benefit accrual due to an additional year of service. There were no changes made in 2011 to the formulae used for the benefit obligations under the actual plans.

•

For Mr. Kennedy, who has over 9 years of actual service with the Company, this amount includes $8,580, $5,417 and $18,541 under the Retirement Plan and $29,353, $18,532 and $82,605 under the Pension Equalization Plan for 2011, 2010 and 2009, respectively.

•

For Mr. Ennis, who has over 6 years of actual service with the Company, this amount includes $15,624, $8,823 and $18,158 under the Retirement Plan and $19,008, $10,734 and $38,018 under the Pension Equalization Plan for 2011, 2010 and 2009, respectively.

•

For Mr. Elshaw, who has over 10 years of actual service with the Company, this amount includes $4,352, $2,730 and $12,722 under the Retirement Plan and $4,246, $2,664 and $21,504 under the Pension Equalization Plan for 2011, 2010 and 2009, respectively.

•

For Mr. Kretzman, who has over 23 years of actual service with the Company, this amount includes $171,179, $74,057 and $117,445 under the Retirement Plan, and $526,311, $227,706 and $555,868 under the Pension Equalization Plan for 2011, 2010 and 2009, respectively, and $611,840 and $311,184 under his employment agreement for 2011 and 2010, respectively. The pension plans were frozen on December 31, 2009. Mr. Kretzman’s employment agreement provides that he continues to accrue retirement benefits through his retirement date, and that he is entitled to a retirement benefit at and after age 60. The aggregate change in the actuarial present value of Mr. Kretzman’s accumulated benefit calculated under the Retirement Plan, the Pension Equalization Plan and his employment agreement for 2011 is, respectively, $144,584, $444,517 and $942,229, based on retirement at age 60.

•

For Mr. Berns, who has over 9 years of actual service with the Company (due to credited service during his period of employment with the Company from April 1992 to August 1999), this amount includes $29,749, $12,529 and $12,781 under the Retirement Plan and $13,222, $5,569 and $5,680 under the Pension Equalization Plan for 2011, 2010 and 2009, respectively.

(f)	Mr. Kennedy. The amount shown under All Other Compensation for Mr. Kennedy for 2011 consists of a car allowance; profit sharing contributions; and matching contributions under the 401(k) Plan.

Mr. Ennis.    The amount shown under All Other Compensation for Mr. Ennis for 2011 consists of a car allowance; tax preparation services; life insurance premiums; profit sharing contributions (including $40,950 of profit sharing contributions under the Amended and Restated Revlon Excess Savings Plan (the “Excess Savings Plan”) and the 401(k) Plan); and matching contributions under the 401(k) Plan.

Mr. Elshaw.    The amount shown under All Other Compensation for Mr. Elshaw for 2011 consists of $150,000 in housing allowance (as Mr. Elshaw relocated to the U.S. from the U.K. at the Company’s request in connection with his promotion in 2007 to Executive Vice President and General Manager, U.S. Region, prior to his being appointed Executive Vice President and Chief Operating Officer in May 2009); a car allowance; life insurance premiums; profit-sharing contributions (including $33,363 of profit sharing contributions under the Excess Savings Plan and the 401(k) Plan); and matching contributions under the 401(k) Plan.

Mr. Kretzman.    The amount shown under All Other Compensation for Mr. Kretzman for 2011 consists of $18,016 in tax gross ups in respect of imputed income arising from use of a Company automobile and life insurance premiums; and other compensation in respect of use of a Company automobile; life insurance and medical plan premiums; tax preparation services; and matching contributions under the 401(k) Plan.

Mr. Berns.    The amount shown under All Other Compensation for Mr. Berns for 2011 consists of a car allowance; life insurance premiums; tax preparation services and financial counseling; profit sharing contributions (including $20,845 of profit sharing contributions under the Excess Savings Plan and the 401(k) Plan); and matching contributions under the 401(k) Plan.

Employment Agreements and Payments Upon Termination and Change of Control

Termination Payments

Each of Messrs. Kennedy, Ennis, Elshaw, Kretzman and Berns, who were the Company’s Named Executive Officers during 2011, has an executive employment agreement with Products Corporation.

Mr. Kennedy

Mr. Kennedy’s employment agreement provides that he will serve as Vice Chairman of the Board of Directors at an annual base salary of not less than $150,000 (which was his base salary as of December 31, 2011), and, commencing with the 2012 performance year, an annual target bonus of 100% of his base salary.

Under his employment agreement, Mr. Kennedy is eligible to participate in fringe benefit programs and perquisites as may be generally made available to senior executives of Products Corporation of Mr. Kennedy’s level, including a car allowance and financial planning and tax preparation assistance. Mr. Kennedy’s employment agreement also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Kennedy’s employment agreement effective 24 months after written notice of non-extension of the agreement, and Mr. Kennedy may terminate his employment agreement at any time upon 60 days’ prior written notice following a material uncured breach by Products Corporation of its obligations to Mr. Kennedy under such agreement. Mr. Kennedy’s employment agreement provides that, in the event of termination of employment by Mr. Kennedy for any material breach by Products Corporation of any of its obligations under his employment agreement, or by Products Corporation (otherwise than for “cause” as defined in the employment agreement or for disability), Mr. Kennedy would be entitled to continued payments of base salary throughout the 24-month severance period, payment of a prorated target bonus, if and to the extent bonuses are payable to executives under the Incentive Compensation Plan for that year based upon achievement of objectives (commencing with the 2012 performance year), continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Kennedy is covered by like plans of another company, and continued participation during the severance period in the other perquisites of Products Corporation for which he was eligible on the termination date. Pursuant to his current employment agreement, in the event Mr. Kennedy’s employment is terminated by Products Corporation without “cause” or by Mr. Kennedy for “good reason,” or upon his retirement, the unpaid portion of all previously-earned LTIP awards would continue to remain payable, in accordance with their terms (in consideration for which, the non-competition covenants referred to in Mr. Kennedy’s employment agreement would remain in effect until the date that all earned LTIP awards are paid). Note that Mr. Kennedy had no outstanding LTIP awards as of December 31, 2011, but, pursuant to his current employment agreement, he is eligible to receive LTIP awards under the Incentive Compensation Plan beginning with the 2012 performance year.

The estimated aggregate total of termination benefits during the 24-month severance period if Mr. Kennedy had been terminated without “cause” on December 31, 2011 would have been approximately $351,230, consisting of the following: (a) two times Mr. Kennedy’s annual base salary on December 31, 2011 (his base salary on December 31, 2011 was $150,000); (b) 24 months of life insurance coverage, at a cost of approximately $230; (c) 24 months of group medical and dental insurance coverage, at a total cost of approximately $4,000; (d) 24 months of tax preparation and financial counseling, at a total cost of approximately $17,000; and (e) 24 months of car allowance, at a cost of approximately $30,000. Mr. Kennedy does not currently participate in the Company’s standard group medical and dental plans. Under such circumstances, pursuant to his current employment agreement, Mr. Kennedy would also be entitled to the continued payout, on the respective annual payout dates, as applicable, of the remaining unpaid portion of any outstanding and previously-earned LTIP award. Note that Mr. Kennedy had no outstanding LTIP awards as of December 31, 2011, but, pursuant to his current employment agreement, he is eligible to receive LTIP awards under the Incentive Compensation Plan beginning with the 2012 performance year. All of Mr. Kennedy’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Mr. Ennis

Mr. Ennis’ employment agreement provides that Mr. Ennis will serve as the Company’s President and Chief Executive Officer, at an annual base salary of not less than $910,000 (which was his base salary as of December 31, 2011), with a target bonus of 100% of his base salary.

Under his employment agreement, Mr. Ennis is eligible to participate in fringe benefit programs and perquisites as may be generally made available to other senior executives of Products Corporation, including a car allowance and financial planning and tax preparation assistance. The employment agreement for Mr. Ennis also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Ennis’ employment agreement effective 24 months after written notice of non-extension of the agreement, and Mr. Ennis may terminate his employment agreement upon 60 days’ prior written notice following a material uncured breach by Products Corporation of its obligations to Mr. Ennis under such agreement. Mr. Ennis’ employment agreement provides that, in the event of termination of employment by Mr. Ennis for any material breach by Products Corporation of any of its obligations under his employment agreement or by Products Corporation (otherwise than for “cause” as defined in Mr. Ennis’ employment agreement or disability), Mr. Ennis would be entitled to continued payments of base salary throughout the 24-month severance period, payment of a prorated target bonus, if and to the extent bonuses are payable to executives under the Incentive Compensation Plan for that year based upon achievement of objectives, and continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Ennis is covered by like plans of another company and continued participation during the severance period in the other perquisites of Products Corporation for which he was eligible on the termination date.

The estimated aggregate total of termination benefits during the 24-month severance period if Mr. Ennis had been terminated without “cause” on December 31, 2011 would have been approximately $2,771,143, consisting of the following: (a) two times Mr. Ennis’ annual base salary on December 31, 2011; (b) $891,800, representing Mr. Ennis’ 2011 adjusted target bonus; (c) 24 months of life insurance coverage at a cost of approximately $8,343; (d) 24 months of medical and dental insurance coverage, at a total cost of approximately $4,000; (e) 24 months of tax preparation and financial counseling, at a cost of approximately $17,000; and (f) 24 months of car allowance, at a cost of approximately $30,000. Mr. Ennis does not currently participate in the Company’s standard group medical and dental plans. All of Mr. Ennis’ severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Mr. Elshaw

Mr. Elshaw’s employment agreement provides that Mr. Elshaw will serve as the Company’s Executive Vice President and Chief Operating Officer, at an annual base salary of not less than $749,056 (which was his base salary as of December 31, 2011), with a target bonus of 75% of his base salary.

Under his employment agreement, Mr. Elshaw, who relocated to the U.S. from the U.K. at the Company’s request in connection with his promotion in 2007 to Executive Vice President and General Manager, U.S. Region, prior to his being appointed Executive Vice President and Chief Operating Officer in May 2009, receives a $150,000 annual housing allowance through December 31, 2012, and is eligible to participate in fringe benefit programs and perquisites as may be generally made available to other senior executives of Products Corporation, including a car allowance and financial planning and tax preparation assistance. The employment agreement for Mr. Elshaw also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Elshaw’s employment agreement effective 24 months after written notice of non-extension of the agreement. Mr. Elshaw’s employment agreement provides that, in the event of termination of employment by Products Corporation (otherwise than for “cause” as defined in Mr. Elshaw’s employment agreement or disability), Mr. Elshaw would be entitled to continued payments of base salary throughout the 24-month severance period, payment of a prorated target bonus, if and to the extent bonuses are payable to executives under the Incentive Compensation Plan for that year based upon achievement of objectives, continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Elshaw is covered by like plans of another company, and repatriation to the U.K.

The estimated aggregate total of termination benefits during the 24-month severance period if Mr. Elshaw had been terminated without “cause” on December 31, 2011 would have been approximately $2,077,382, consisting of the following: (a) two times Mr. Elshaw’s annual base salary on December 31, 2011; (b) $550,556, representing Mr. Elshaw’s 2011 adjusted target bonus; (c) 24 months of life insurance coverage, at a cost of approximately $6,844; (d) 24 months of group medical and dental insurance coverage, at a total cost of approximately $8,870; and (e) repatriation from the U.S. to the U.K, at a cost of approximately $13,000. All of Mr. Elshaw’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Mr. Kretzman

Mr. Kretzman’s employment agreement provides that he will serve as Executive Vice President and Chief Administrative Officer, at an annual base salary of not less than $760,878 (which was his base salary as of December 31, 2011), with a target bonus of 75% of his base salary.

Under his employment agreement, Mr. Kretzman is eligible for participation in fringe benefit programs and perquisites as may be generally made available to senior executives of Products Corporation of Mr. Kretzman’s level, including financial planning and tax preparation assistance; use of an automobile; supplemental term life insurance coverage of two times Mr. Kretzman’s base salary; executive medical plan coverage; continued accrual of retirement benefits until his retirement date (in lieu of any discretionary profit sharing contributions); and a retirement benefit at and after age 60 without regard to the early retirement reductions he would otherwise be subject to under the Retirement Plan and Pension Equalization Plan and giving effect to his years of service and compensation through his retirement date. Mr. Kretzman’s employment agreement also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Kretzman’s employment agreement effective 24 months after written notice of non-extension of the agreement. Mr. Kretzman’s employment agreement provides that, in the event of termination of employment by Mr. Kretzman for any material breach by Products Corporation of any of its obligations under his employment agreement or for “good reason” (as set forth in Mr. Kretzman’s employment agreement), or by Products Corporation (otherwise than for “cause,” as defined in the employment agreement, or for disability), Mr. Kretzman would be entitled to continued payments of base salary throughout the 24-month severance period, payment of a prorated target bonus, if and to the extent bonuses are payable to executives under the Incentive Compensation Plan for that year based upon achievement of objectives, continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical, dental and executive medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Kretzman is covered by like plans of another company, and continued participation during the severance period in the other perquisites of Products Corporation for which he was eligible on the termination date. In the event Mr. Kretzman’s employment is terminated by Products Corporation without “cause” or by Mr. Kretzman for “good reason,” or upon his retirement, all restricted stock and stock option awards held by Mr. Kretzman would continue to vest and remain exercisable, and the unpaid portion of all previously-earned LTIP awards would continue to remain payable, in accordance with their terms (in consideration for which, the non-competition covenants referred to in Mr. Kretzman’s employment agreement would remain in effect until the date that all existing equity awards are fully vested and all earned LTIP awards are paid).

The estimated aggregate total of termination benefits during the 24-month severance period if Mr. Kretzman had been terminated without “cause” on December 31, 2011 would have been approximately $2,244,496, consisting of the following: (a) two times Mr. Kretzman’s annual base salary on December 31, 2011; (b) $559,246, representing his 2011 adjusted target bonus; (c) 24 months of life insurance coverage, at a cost of approximately $29,920; (d) 24 months of medical and dental insurance coverage, at a total cost of approximately $51,154; (e) 24 months of use of an automobile, at a cost of approximately $65,420; and (f) 24 months of tax preparation and financial counseling, at a cost of approximately $17,000. Under such circumstances, Mr. Kretzman would also be entitled to the continued vesting of his unvested restricted stock (namely, 12,867 restricted shares having a fair market value of $191,332 based on the $14.87 per share NYSE closing price of the Company’s Class A Common Stock on December 30, 2011 (i.e., 2011’s last NYSE trading day), all of which shares vested on January 10, 2012), and to the continued payout, on the respective annual payout dates in March 2012, March 2013 and March 2014, as applicable, of the remaining unpaid portion of his $500,000 2010 LTIP award (two-thirds of which remained unpaid as of December 31, 2011) and his $490,000 2011 LTIP award (all of which remained unpaid as of December 31, 2011). All of Mr. Kretzman’s stock options were fully vested, and “out-of-the-money,” on December 31, 2011. Mr. Kretzman’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Mr. Berns

Mr. Berns’ employment agreement provides that Mr. Berns will serve as the Company’s Executive Vice President and Chief Financial Officer, at an annual base salary of not less than $473,025 (which was his base salary as of December 31, 2011), with a target bonus of 75% of his base salary.

Under his employment agreement, Mr. Berns is eligible to participate in fringe benefit programs and perquisites as may be generally made available to other senior executives of Products Corporation, including a car allowance and financial planning and tax preparation assistance. The employment agreement for Mr. Berns also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Berns’ employment agreement effective 24 months after written notice of non-extension of the agreement and Mr. Berns may terminate his employment agreement upon 60 days’ prior written notice following a material uncured breach by Products Corporation of its obligations to Mr. Berns under such agreement. Mr. Berns’ employment agreement provides that, in the event of termination of employment by Mr. Berns for any material uncured breach by Products Corporation of any of its obligations under his employment agreement, or by Products Corporation (otherwise than for “cause” as defined in Mr. Berns’ employment agreement or disability), Mr. Berns would be entitled to continued payments of base salary throughout the 24-month severance period, payment of a prorated target bonus, if and to the extent bonuses are payable to executives under the Incentive Compensation Plan for that year based upon achievement of objectives, continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Berns is covered by like plans of another company, and continued participation during the severance period in the other perquisites of Products Corporation for which he was eligible on the termination date.

The estimated aggregate total of termination benefits during the 24-month severance period if Mr. Berns had been terminated without “cause” on December 31, 2011 would have been approximately $1,375,906, consisting of the following: (a) two times Mr. Berns’ annual base salary on December 31, 2011; (b) $347,673, representing Mr. Berns’ 2011 adjusted target bonus; (c) 24 months of life insurance coverage, at a cost of approximately $4,306; (d) 24 months of group medical and dental insurance coverage, at a total cost of approximately $30,877; (e) 24 months of tax preparation and financial counseling, at a cost of approximately $17,000; and (f) 24 months of car allowance, at a cost of approximately $30,000. All of Mr. Berns’ severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Change of Control Payments

Each of Messrs. Kennedy’s, Elshaw’s, Ennis’, Kretzman’s and Berns’ employment agreements provides that, in the event of any “change of control,” the terms of their employment agreements would be extended for an additional 24 months from the effective date of any such “change of control.” Each of their employment agreements also provides that if, within this 24-month period, the executive were to terminate his employment with the Company for “good reason” or if the Company were to terminate the executive’s employment other than for “cause,” he would receive: (i) a lump-sum payment equal to two times the sum of (a) the executive’s base salary and (b) the executive’s average gross bonus earned over the five calendar years prior to termination; and (ii) 24 months of continuation of all fringe benefits in which the executive participated on the “change of control” effective date or, in lieu of such benefits, a lump-sum cash payment equal to the value of such benefits. Each of their employment agreements also provides that, in the event of a “change of control,” all then-unvested stock options and restricted shares held by them shall immediately vest and become fully exercisable.

Under the Incentive Compensation Plan, if, in connection with a “change in control,” a successor entity assumes the LTIP, does not terminate the LTIP or provides participants with comparable LTIP benefits, then the LTIP awards remain payable in accordance with their terms. Otherwise, upon a “change in control,” LTIP awards related to the year when the event occurred are to be paid at target on a pro-rated basis (based on the number of days elapsed) within 60 days following such “change in control,” and (ii) LTIP awards related to prior years as to which the respective performance objectives were achieved, but for which payments remain outstanding, are to be paid within 60 days following such “change in control.”

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Kennedy had been terminated on December 31, 2011 would have been approximately $1,079,230, consisting of the following: (a) two times his annual base salary on December 31, 2011; (b) two times his 5-year average bonus, which average was $355,000 as of December 31, 2011; (c) two years of contributions under the Company’s 401(k) Plan; (d) two years of profit sharing contributions under the Company’s 401(k) Plan; (e) 24 months of life insurance coverage, at a cost of approximately $230; (f) 24 months of group medical and dental insurance coverage, at a total cost of approximately $4,000; (g) 24 months of car allowance at a cost of approximately $30,000; and (h) 24 months of tax preparation and financial counseling, at a cost of approximately $17,000. In addition, under such circumstances, Mr. Kennedy would be entitled to the immediate vesting of his unvested restricted stock (namely, 28,084 restricted shares with a fair market value of $417,609 based on the $14.87 per share NYSE closing price of the Company’s Class A Common Stock on December 30, 2011 (i.e., 2011’s last NYSE trading day), all of which shares vested on January 10, 2012). All of Mr. Kennedy’s stock options were fully vested, but “out-of-the-money,” on December 31, 2011. Upon a “change in control” without the successor entity assuming or otherwise continuing the terms of the LTIP, under his current employment agreement, Mr. Kennedy also would be entitled to the payout of the remaining unpaid portion of his outstanding LTIP awards which have been earned for any prior performance year based upon the Compensation Committee’s determination that the Company had achieved its performance objectives and that the executive had earned a “target” or better performance rating for each such year. Note that Mr. Kennedy had no outstanding LTIP awards as of December 31, 2011, but, pursuant to his current employment agreement, he is eligible to receive LTIP awards under the Incentive Compensation Plan beginning with the 2012 performance year.

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Ennis had been terminated on December 31, 2011 would have been approximately $3,054,663, consisting of the following: (a) two times his annual base salary on December 31, 2011; (b) two times his average 5-year bonus of $539,360; (c) two years of contributions under the Company’s 401(k) Plan; (d) approximately $81,900 in respect of two years of profit sharing contributions under the 401(k) Plan; (e) 24 months of life insurance coverage, at a cost of approximately $8,343; (f) 24 months of group medical and dental insurance coverage, at a total cost of approximately $4,000; (g) 24 months of car allowance at a total cost of approximately $30,000; and (h) 24 months of tax preparation and financial counseling, at a cost of approximately $17,000. In addition, under such circumstances, Mr. Ennis would be entitled to the immediate vesting of his unvested restricted stock (namely, 16,200 restricted shares with a fair market value of $240,894 based on the $14.87 per share NYSE closing price of the Company’s Class A Common Stock on December 30, 2011 (i.e., 2011’s last NYSE trading day), all of which shares vested on January 10, 2012). All of Mr. Ennis’ stock options were fully vested, but “out-of-the-money,” on December 31, 2011. Upon a “change in control” without the successor entity assuming or otherwise continuing the terms of the LTIP, Mr. Ennis also would be entitled to the payout of the remaining unpaid portion of his $1,200,000 2010 LTIP award (one-third of which was paid in March 2011 and one-third of which was paid in March 2012) and his $1,176,000 2011 LTIP award (one-third of which was paid in March 2012), which was earned for each of 2010 and 2011 based upon the Compensation Committee’s determination that the Company had achieved its 2010 and 2011 performance objectives and that the executive had earned a “target” or better performance rating for each such year.

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Elshaw had been terminated on December 31, 2011 would have been approximately $2,550,781, consisting of the following: (a) two times his annual base salary on December 31, 2011; (b) two times his average 5-year bonus of $369,420; (c) two years of contributions under the Company’s 401(k) Plan; (d) approximately $67,415 in respect of two years of profit sharing contributions under the 401(k) Plan; (e) 24 months of life insurance coverage, at a cost of approximately $6,844; (f) 24 months of group medical and dental insurance coverage, at a total cost of approximately $8,870; (g) 24 months of car allowance, at a cost of approximately $30,000; (h) 24 months of tax preparation and financial counseling, at a cost of approximately $17,000; (i) the remaining contractual period of his housing allowance, at a total cost of approximately $150,000; and (j) the cost of two annual trips to the U.K. and airfare to repatriate Mr. Elshaw back to the U.K., as he relocated to the U.S. from the U.K. at the Company’s request in connection with his promotion in 2007 to Executive Vice President and General Manager, U.S. Region, prior to his being appointed Executive Vice President and Chief Operating Officer in May 2009. In addition, under such circumstances, Mr. Elshaw would be entitled to the immediate vesting of his unvested restricted stock (namely, 16,201 restricted shares with a fair market value of $240,909 based on the $14.87 per share NYSE closing price of the Company’s Class A Common Stock on December 30, 2011 (i.e., 2011’s last NYSE trading day), all of which shares vested on January 10, 2012). All of Mr. Elshaw’s stock options were fully vested, but “out-of-the-money,” on December 31, 2011. Upon a “change in control” without the successor entity assuming or otherwise continuing the terms of the LTIP, Mr. Elshaw also would be entitled to the payout of the remaining unpaid portion of his $500,000 2010 LTIP award (one-third of which was paid in March 2011 and one-third of which was paid in March 2012) and his $490,000 2011 LTIP award (one-third of which was paid in March 2012), which was earned for each of 2010 and 2011 based upon the Compensation Committee’s determination that the Company had achieved its 2010 and 2011 performance objectives and that the executive had earned a “target” or better performance rating for each such year.

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Kretzman had been terminated on December 31, 2011 would have been approximately $3,049,286, consisting of the following: (a) two times his annual base salary on December 31, 2011; (b) two times his 5-year average bonus of $427,418; (c) two years of contributions under the Company’s 401(k) Plan; (d) approximately $494,500 in respect of two additional years of service credit for purposes of his retirement benefit; (e) 24 months of life insurance coverage at a cost of approximately $29,920; (f) 24 months of medical and dental insurance coverage at a total cost of approximately $51,154; (g) 24 months of use of a Company automobile at a cost of approximately $65,420; and (h) 24 months of tax preparation and financial counseling, at a cost of approximately $17,000. In addition, under such circumstances, Mr. Kretzman would be entitled to the immediate vesting of his unvested restricted stock (namely, 12,867 restricted shares with a fair market value of $191,332 based on the $14.87 per share NYSE closing price of the Company’s Class A Common Stock on December 30, 2011 (i.e., 2011’s last NYSE trading day)). All of Mr. Kretzman’s stock options were fully vested, but “out-of-the-money,” on December 31, 2011. Upon a “change in control” without the successor entity assuming or otherwise continuing the terms of the LTIP, Mr. Kretzman also would be entitled to the payout of the remaining unpaid portion of his $500,000 2010 LTIP award (one-third of which was paid in March 2011 and one-third of which was paid in March 2012) and his $490,000 2011 LTIP award (one-third of which was paid in March 2012), which was earned for each of 2010 and 2011 based upon the Compensation Committee’s determination that the Company had achieved its 2010 and 2011 performance objectives and that the executive had earned a “target” or better performance rating for each such year.

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Berns had been terminated on December 31, 2011 would have been approximately $1,670,772, consisting of the following: (a) two times his annual base salary on December 31, 2011; (b) two times his average bonus of $292,633; (c) two years of contributions under the Company’s 401(k) Plan; (d) approximately $42,572 in respect of two years of profit sharing contributions under the 401(k) Plan; (e) 24 months of life insurance coverage, at a cost of approximately $4,306; (f) 24 months of group medical and dental insurance coverage, at a total cost of approximately $30,877; (g) 24 months of car allowance at a cost of approximately $30,000; and (h) 24 months of tax preparation and financial counseling, at a cost of approximately $17,000. In addition, under such circumstances, Mr. Berns would be entitled to the immediate vesting of his unvested restricted stock (namely, 8,334 restricted shares with a fair market value of $123,927 based on the $14.87 per share NYSE closing price of the Company’s Class A Common Stock on December 30, 2011 (i.e., 2011’s last NYSE trading day)). Upon a “change in control” without the successor entity assuming or otherwise continuing the terms of the LTIP, Mr. Berns also would be entitled to the payout of the remaining unpaid portion of his $500,000 2010 LTIP award (one-third of which was paid in March 2011 and one-third of which was paid in March 2012) and his $490,000 2011 LTIP award (one-third of which was paid in March 2012), which was earned for each of 2010 and 2011 based upon the Compensation Committee’s determination that the Company had achieved its 2010 and 2011 performance objectives and that the executive had earned a “target” or better performance rating for each such year.

GRANTS OF PLAN-BASED AWARDS

The following table presents information about the non-equity, plan-based awards that were granted to Named Executive Officers in the last completed fiscal year. During 2011, none of the Named Executive Officers received any equity awards from the Company.

The Compensation Committee granted, and authorized the payment of, performance-based LTIP awards and annual cash bonuses to eligible Named Executive Officers in respect to 2011 under the 2011 Incentive Compensation Programs, the structure and design of, and performance factors for, which were adopted, ratified and approved by the Compensation Committee pursuant to its authority under the Incentive Compensation Plan. In all cases, amounts earned were based upon the Company’s degree of achievement of its 2011 Performance Goals, which was reviewed and certified by the Compensation Committee, which also reviewed and made determinations in respect to the Named Executive Officers’ respective achievement of their personal objectives. For amounts actually awarded in respect to 2011, see the “Summary Compensation Table,” above, and for additional factors relevant to an understanding of the 2011 Incentive Compensation Programs, and the below table, see “Compensation Discussion and Analysis,” above.

	Estimated Possible Future Payouts Under Non-Equity Incentive Plan Awards
	2011 LTIP Program(1)				2011 Annual Bonus Program(2)
Name	Threshold	Target	Maximum	LTIP Payout Dates	Threshold	Target	Maximum
				(in each case, as to one-third of award amount)
Alan Ennis President and Chief Executive Officer	$0	$1,200,000	$1,800,000	March 2012, 2013 & 2014	$0	$910,000	$1,365,000
Chris Elshaw EVP and Chief Operating Officer	$0	$500,000	$750,000	March 2012, 2013 & 2014	$0	$561,792	$842,688
Robert Kretzman EVP and Chief Administrative Officer	$0	$500,000	$750,000	March 2012, 2013 & 2014	$0	$570,659	$855,989
Steven Berns EVP and Chief Financial Officer	$0	$500,000	$750,000	March 2012, 2013 & 2014	$0	$354,769	$532,154

(1)

Awards under the 2011 LTIP Program were structured as flat dollar amounts that could be earned upon achievement of the Company’s 2011 Performance Goals, subject to the grantee achieving at least target performance on his 2011 Performance Management Review. Payouts to grantees of earned awards under the 2011 LTIP Program are to be made in equal one-third amounts over three years, one-third of which was paid in March 2012, with the remaining two-thirds payable in equal installments in March 2013 and March 2014, if the grantee is employed with the Company on the remaining payout dates, unless provided otherwise in the executive’s employment agreement (see “Employment Agreements and Payments upon Termination and Change of Control”). Pursuant to its terms, the 2011 LTIP Program would not be funded, and no award would be payable, if the Company were to achieve less than 85% of its 2011 Performance Goals (represented by the “Threshold” column, above); the 2011 LTIP Program could have been funded at the “Target” level if the Company achieved 100% of its 2011 Performance Goals; and the 2011 LTIP Program could have been funded at 150% of the “Target” level for achievement by the Company of 120% of its 2011 Performance Goals (represented by the “Maximum” column, above). The Compensation Committee determined to fund and pay out 2011 LTIP Program awards at 98% of the “Target” level based on the attainment of 2011 Performance Goals, pursuant to the formula set forth in the 2011 LTIP Program. The actual amounts awarded are included in the “Summary Compensation Table,” above, in the column titled “Non-Equity Incentive Plan Compensation.” For additional information about the 2011 LTIP Program, see “Compensation Discussion and Analysis,” above.

(2)	The amounts under this column represent the possible payout under the 2011 Bonus Program under the Incentive Compensation Plan. The amounts shown represent the threshold, target, and maximum payouts for annual cash bonuses under the 2011 Bonus Program with respect to services in 2011, based on performance against pre-established performance measures. The amount under the “Target” column represents the target award opportunity, which is set as a percentage of base salary under the Named Executive Officers’ respective employment agreements. Pursuant to its terms, the 2011 Bonus Program would not be funded, and no award would be payable, if the Company were to achieve less than 85% of its 2011 Performance Goals (represented by the “Threshold” column, above); the 2011 Bonus Program could have been funded at the “Target” level if the Company achieved 100% of its 2011 Performance goals; and the 2011 Bonus Program could have been funded at 150% of the “Target” level for achievement by the Company of 120% of its 2011 Performance Goals (represented by the “Maximum” column, above). In addition, under the 2011 Bonus Program, managers (or, for Named Executive Officers, the Compensation Committee) retained the discretion to award between 75% and 150% of target awards, to reward comparative performance, provided the overall bonus pool was not exceeded. The Compensation Committee determined to fund and pay out 2011 Bonus Program awards at 98% of the “Target” level based on the attainment of 2011 Performance Goals, pursuant to the formula set forth in the 2011 Bonus Program. The actual amounts awarded are included in the “Summary Compensation Table,” above, in the column titled “Non-Equity Incentive Plan Compensation.” For additional information about the 2011 Bonus Program, see “Compensation Discussion and Analysis,” above.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity awards held by the Named Executive Officers under the Company’s Stock Plan which remained outstanding as of December 31, 2011. As the $14.87 per share NYSE closing market price of the Company’s Class A Common Stock on December 30, 2011 (i.e., the last NYSE trading day during 2011) was lower than the exercise price for all options outstanding on December 31, 2011, all of the stock options held by the Named Executive Officers had no realizable monetary value as of December 31, 2011. The NYSE closing market price of the Company’s Class A Common Stock on the Record Date was $17.62 per share. All historical share data has been adjusted for the Company’s 1-for-10 Reverse Stock Split. Each of the Named Executive Officers exchanged in the Exchange Offer all of their eligible shares of the Company’s Class A Common Stock held by them on October 8, 2009 (the closing date of the Exchange Offer), and received a like number of shares of Series A Preferred Stock. The stock awards listed in the table below reflect restricted shares of Class A Common Stock that vest after the closing date of the Exchange Offer and therefore were not exchanged.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (a)	Number of Securities Underlying Unexercised Options (#) Unexercisable (a)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David L. Kennedy	15,000	—	—	49.60	6/21/2012	28,084	417,609	—	—
Vice Chairman	5,000	—	—	30.60	4/22/2013
	13,500	—	—	25.50	3/07/2012
Alan T. Ennis President and Chief Executive Officer	2,000	—	—	28.80	3/31/2012	16,200	240,894	—	—

Chris Elshaw	300	—	—	39.80	9/4/2012	16,201	240,909	—	—
Executive Vice President and Chief Operating Officer	300	—	—	37.80	9/17/2012
	7,000	—	—	25.50	3/7/2012

Robert K. Kretzman	5,000	—	—	37.80	9/17/2012	12,867	191,332	—	—
Executive Vice President and Chief Administrative Officer	12,000	—	—	25.50	3/07/2012

Steven Berns Executive Vice President and Chief Financial Officer	—	—	—	—	—	8,334	123,927	—	—

(a)	Grant dates and vesting for options listed in the table are as follows:

•	Mr. Kennedy:

•

Mr. Kennedy was granted 15,000 stock options at an exercise price of $49.60 per share on June 21, 2002. The options vested 25% on each anniversary of the grant date and were fully vested on June 21, 2006.

•

Mr. Kennedy was granted 5,000 stock options at an exercise price of $30.60 per share on April 22, 2003. The options vested 25% on each anniversary of the grant date and were fully vested on April 22, 2007.

•

Mr. Kennedy was granted 13,500 stock options at an exercise price of $25.50 per share on March 7, 2005. The options vested 25% on each anniversary of the grant date and were fully vested on March 7, 2009. These options expired on March 7, 2012 (after the December 31, 2011 measurement date in the above table).

•	Mr. Ennis:

•

Mr. Ennis was granted 2,000 stock options at an exercise price of $28.80 per share on March 31, 2005. The options vested 25% on each anniversary of the grant date and were fully vested on March 31, 2009. These options expired on March 31, 2012 (after the December 31, 2011 measurement date in the above table).

•	Mr. Elshaw:

•

Mr. Elshaw was granted 300 options at an exercise price of $39.80 per share on September 4, 2002. The options vested 25% on each anniversary of the grant date and were fully vested on September 4, 2006.

•

Mr. Elshaw was granted 300 stock options at an exercise price of $37.80 per share on September 17, 2002. One-third of these options vested on each anniversary of the grant date and were fully vested on September 17, 2005.

•

Mr. Elshaw was granted 7,000 stock options at an exercise price of $25.50 per share on March 7, 2005. The options vested 25% on each anniversary of the grant date and were fully vested on March 7, 2009. These options expired on March 7, 2012 (after the December 31, 2011 measurement date in the above table).

•	Mr. Kretzman:

•

Mr. Kretzman was granted 5,000 stock options at an exercise price of $37.80 per share on September 17, 2002. One-third of these options vested on each anniversary of the grant date and were fully vested on September 17, 2005.

•

Mr. Kretzman was granted 12,000 stock options at an exercise price of $25.50 per share on March 7, 2005. The options vested 25% on each anniversary of the grant date and were fully vested on March 7, 2009. These options expired on March 7, 2012 (after the December 31, 2011 measurement date in the above table).

(b)	The market value of the restricted shares identified in the table above is based on the $14.87 per share NYSE closing market price of the Company’s Class A Common Stock on December 30, 2011 (i.e., 2011’s last NYSE trading day). None of the restricted stock granted to the executives has any dividend rights until vested.

•	Mr. Kennedy:

•

Mr. Kennedy was granted 84,250 shares of restricted stock on December 8, 2008. As of December 31, 2011, 56,166 of these shares had vested. The remaining 28,084 of these shares vested on January 10, 2012 (after the December 31, 2011 measurement date in the above table).

•	Mr. Ennis:

•

Mr. Ennis was granted 48,600 shares of restricted stock on December 8, 2008. As of December 31, 2011, 32,400 of these shares had vested. The remaining 16,200 of these shares vested on January 10, 2012 (after the December 31, 2011 measurement date in the above table).

•	Mr. Elshaw:

•

Mr. Elshaw was granted 48,600 shares of restricted stock on December 8, 2008. As of December 31, 2011, 32,399 of these shares had vested. The remaining 16,201 of these shares vested on January 10, 2012 (after the December 31, 2011 measurement date in the above table).

•	Mr. Kretzman:

•

Mr. Kretzman was granted 38,600 shares of restricted stock on December 8, 2008. As of December 31, 2011, 25,733 of these shares had vested. The remaining 12,867 of these shares vested on January 10, 2012 (after the December 31, 2011 measurement date in the above table).

•	Mr. Berns:

•	Mr. Berns was granted 25,000 shares of restricted stock on May 18, 2009. As of December 31, 2011, 16,666 of these shares had vested. The remaining 8,334 of these shares vest on July 2, 2012.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth the value of restricted stock held by the Named Executive Officers which vested during 2011, with the value determined by multiplying the number of shares that vested during 2011 by the NYSE closing market price of the Company’s Class A Common Stock on the vesting date. None of the Named Executive Officers sold any of their shares of formerly restricted stock that vested during 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(a)
David L. Kennedy Vice Chairman	—	—	55,917	550,504
Alan T. Ennis President and Chief Executive Officer	—	—	27,867	274,373
Chris Elshaw Executive Vice President and Chief Operating Officer	—	—	28,067	276,341
Robert K. Kretzman Executive Vice President and Chief Administrative Officer	—	—	27,867	274,340
Steven Berns Executive Vice President and Chief Financial Officer	—	—	8,333	143,911

(a)	The aggregate dollar amount realized upon the vesting of restricted shares was computed by multiplying the number of shares of restricted stock that vested during 2011 by the NYSE closing price of the Company’s Class A Common Stock on the respective vesting dates.

•

Mr. Kennedy had 27,834 shares of restricted stock vest on January 2, 2011. Of this amount, 10,538 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on December 31, 2010 (i.e., the last NYSE trading day prior to the January 2, 2011 vesting date) was $9.84 per share. Mr. Kennedy had 28,083 shares of restricted stock vest on January 10, 2011. Of this amount, 10,172 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on January 10, 2011 was $9.85 per share.

•

Mr. Ennis had 11,667 shares of restricted stock vest on January 2, 2011. Of this amount, 4,682 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s

Class A Common Stock on December 31, 2010 (i.e., the last NYSE trading day prior to the January 2, 2011 vesting date) was $9.84 per share. Mr. Ennis had 16,200 shares of restricted stock vest on January 10, 2011. Of this amount, 5,868 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on January 10, 2011 was $9.85 per share.

•

Mr. Elshaw had 11,867 shares of restricted stock vest on January 2, 2011. Of this amount, 5,259 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on December 31, 2010 (i.e., the last NYSE trading day prior to the January 2, 2011 vesting date) was $9.84 per share. Mr. Elshaw had 16,200 shares of restricted stock vest on January 10, 2011. Of this amount, 6,557 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on January 10, 2011 was $9.85 per share.

•

Mr. Kretzman had 15,000 shares of restricted stock vest on January 2, 2011. Of this amount, 5,889 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on December 31, 2010 (i.e., the last NYSE trading day prior to the January 2, 2011 vesting date) was $9.84 per share. Mr. Kretzman had 12,867 shares of restricted stock vest on January 10, 2011. Of this amount, 4,661 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on January 10, 2011 was $9.85 per share.

•

Mr. Berns had 8,333 shares of restricted stock vest on July 2, 2011. Of this amount, 3,019 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on July 1, 2011 (i.e., the last NYSE trading day prior to the July 2, 2011 vesting date) was $17.27 per share.

PENSION BENEFITS

The following table shows, as of December 31, 2011, the number of years of credited service under the plans (which differs from the actual number of years of service to the Company), and the present value of accumulated benefit and payments during the last fiscal year, with respect to each Named Executive Officer under the Retirement Plan and the Pension Equalization Plan, as described below.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(a)	Payments During 2011 ($)
David L. Kennedy	Retirement Plan	7.50	113,996	—
Vice Chairman	Pension Equalization Plan	7.50	390,003	—

Alan T. Ennis	Retirement Plan	4.75	74,419	—
President and Chief Executive Officer	Pension Equalization Plan	4.75	90,538

Chris Elshaw	Retirement Plan	2.00	29,120	—
Executive Vice President and Chief Operating Officer	Pension Equalization Plan	0.67	28,414	—

Robert K. Kretzman	Retirement Plan	21.42	799,362	—
Executive Vice President and Chief Administrative Officer	Pension Equalization Plan Employment Agreement	21.42 23.42	2,457,743 923,024	—

Steven Berns	Retirement Plan	7.33	103,324	—
Executive Vice President and Chief Financial Officer	Pension Equalization Plan	7.33	45,923	—

(a)	The amounts set forth in the Pension Benefits Table are based on the assumptions set forth in Note 14 to the consolidated financial statements in the 2011 Form 10-K. These amounts have been calculated based on the normal retirement age of 65 as specified in the Retirement Plan and Pension Equalization Plan. Mr. Kretzman’s employment agreement provides that he is entitled to accrue retirement benefits through his retirement date and to a retirement benefit at age 60. The aggregate present value of Mr. Kretzman’s accumulated retirement benefit based on retirement at age 60 calculated under the Retirement Plan, the Pension Equalization Plan and his employment agreement is $785,725, $2,415,791 and $2,555,302, respectively.

The Retirement Plan is intended to be a tax qualified defined benefit plan. In May 2009, the Company amended the Retirement Plan and the Pension Equalization Plan to cease future benefit accruals under such plans after December 31, 2009. Prior to such amendments, benefits under the non-cash balance program of the Retirement Plan (the “Non-Cash Balance Program”) were a function of service and final average compensation. The Non-Cash Balance Program was designed to provide an employee having 30 years of credited service with an annuity generally equal to 52% of final average compensation less 50% of estimated individual Social Security benefits. Final average compensation is defined as average annual base salary and bonus (but not any part of bonuses in excess of 50% of base salary) during the five consecutive calendar years in which base salary and bonus (but not any part of bonuses in excess of 50% of base salary) were highest out of the last 10 years prior to retirement or earlier termination. Participants in the Non-Cash Balance Program are eligible for early retirement upon the later of the date that they reach age 55 or complete 10 years of service. The amount payable upon early retirement is calculated based on the normal retirement benefit calculation under the Non-Cash Balance Program, reduced by  1/2% for each month that benefits start before the normal retirement date of age 65 (or 6% for each full year of early retirement). Messrs. Kennedy, Ennis and Elshaw, each of whom joined the Company after the implementation of the Cash Balance Program (as discussed below), did not participate in the Non-Cash Balance Program.

Effective January 1, 2001, Products Corporation amended the Retirement Plan to provide for a cash balance program under the Retirement Plan (the “Cash Balance Program”). Prior to ceasing future benefit accruals under the Retirement Plan after December 31, 2009, under the Cash Balance Program, eligible employees received quarterly pay credits to an individual cash balance bookkeeping account equal to 5% of their base salary and bonus (but not any part of bonuses in excess of 50% of base salary) for the previous quarter. Interest credits, which commenced June 30, 2001, were and will continue to be allocated quarterly (based on the yield of the 30-year Treasury bill for November of the preceding calendar year). Messrs. Kennedy, Ennis and Elshaw participated in the Cash Balance Program prior to the cessation of future benefit accruals after December 31, 2009. Employees who as of January 1, 2001 were at least age 45, had 10 or more years of service with the Company and whose age and years of service totaled at least 60, including Mr. Kretzman, were “grandfathered” and continued to participate in the Non-Cash Balance Program under the same retirement formula described in the preceding paragraph, prior to ceasing future benefit accruals under the Retirement Plan after December 31, 2009. All eligible employees had their benefits earned (if any) under the Non-Cash Balance Program “frozen” on December 31, 2000 and began to participate in the Cash Balance Program on January 1, 2001, prior to ceasing future benefit accruals under the Retirement Plan after December 31, 2009. The “frozen” benefits will be payable at normal retirement age and will be reduced if the employee elects early retirement.

The Retirement Plan and Pension Equalization Plan each provide that employees vest in their benefits after they have completed three years of service with the Company or an affiliate of the Company. Each of the Named Executive Officers are fully vested in their respective benefits under the Retirement Plan and the Pension Equalization Plan as of December 31, 2009. The Employee Retirement Income Security Act of 1974, as amended, places certain maximum limitations under ERISA and the Code upon the annual benefit payable under all qualified plans of an employer to any one individual. In addition, the Code limits the annual amount of compensation that can be considered in determining the level of benefits under qualified plans. The Pension Equalization Plan, as amended, is a non-qualified and unfunded benefit arrangement that was designed to provide for the payment by the Company of the difference, if any, between the amount of such maximum limitations and the annual benefit that would otherwise be payable under the Retirement Plan but for such limitations, up to a combined maximum annual straight life annuity benefit at age 65 under the Retirement Plan and the Pension Equalization Plan of $500,000. Benefits provided under the Pension Equalization Plan are conditioned on the participant’s compliance with his or her non-competition agreement and on the participant not competing with Products Corporation for one year after termination of employment.

Messrs. Kennedy, Ennis and Elshaw will be paid out their “frozen” vested accrued benefit under the Cash Balance Program, at termination or retirement, as a lump sum, in the form of a monthly annuity or other deferred payment, as they elect. Mr. Kretzman will be paid out his accrued benefit under the Non-Cash Balance Program, at termination or retirement, in the form of a monthly annuity payment. Mr. Berns will be paid out his “frozen” accrued benefit under the Non-Cash Balance Program, at termination or retirement, in the form of a monthly annuity payment.

NON-QUALIFIED DEFERRED COMPENSATION

Prior to December 31, 2004, employees were able to make contributions to the Company’s Excess Savings Plan, an unfunded, non-qualified, defined contribution, deferred compensation plan, and the Company matched 50% of those contributions up to 6% of pay contributed. New contributions by employees to the Excess Savings Plan were frozen on December 31, 2004. Mr. Kretzman is the only Named Executive Officer who contributed to the Company’s Excess Savings Plan before it was frozen.

As previously noted, the Company “froze” its U.S. qualified and non-qualified defined benefit retirement plans (namely, the Retirement Plan and the Pension Equalization Plan) so that no further benefits would accrue thereunder after December 31, 2009. The Company also amended its qualified and non-qualified savings plans effective January 1, 2010 to enable the Company, on a discretionary basis, to make profit-sharing contributions (equal to 5% and 3% of eligible compensation for 2010 and 2011, respectively) to the qualified plan and, to the extent eligible compensation exceeds IRS limits, to the Excess Savings Plan (i.e., the non-qualified savings plan).

The Excess Savings Plan provides for substantially the same investment choices as are available in the Company’s qualified 401(k) Plan. The Excess Savings Plan does not provide for above-market returns. Payments of participant balances under the Excess Savings Plan commence in accordance with the applicable provisions of the Excess Savings Plan after termination of a participant’s employment and may be paid in either annual installments over a period of no more than 10 years or as a single lump-sum payment, as elected by the participant.

Amounts shown in the table below reflect amounts deferred from compensation and Company matching contributions prior to December 31, 2004, plus discretionary Company contributions made under the discretionary employer profit-sharing provisions of the Excess Savings Plan during 2011, as well as total account balances, inclusive of investment returns, as of December 31, 2011. Mr. Kretzman has waived his eligibility to receive profit sharing contributions, as he has a retirement benefit under his employment agreement.

Name	Executive Contributions in 2011 ($)	Registrant Contributions for 2011 ($)(a)	Aggregate Earnings in 2011 ($)(b)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/11 ($)(c)
David Kennedy	—	—	182	—	19,132
Vice Chairman

Alan T. Ennis	—	33,600	(4,159)	—	81,772
President and Chief Executive Officer

Chris Elshaw	—	26,013	624	—	60,033
Executive Vice President and Chief Operating Officer

Robert K. Kretzman	—	—	179	—	65,233
Executive Vice President and Chief Administrative Officer

Steven Berns	—	13,495	(828)	—	28,677
Executive Vice President and Chief Financial Officer

(a)	These amounts represent discretionary employer contributions credited under the profit-sharing provisions of the Excess Savings Plan in respect to 2011 (including those credited during January 2012).

(b)	Amounts reported under Aggregate Earnings in 2011 are not reported in the Summary Compensation Table. For Mr. Kretzman, his amount represents the appreciation in market returns on his investments under the Excess Savings Plan which he made prior to December 31, 2004, when the employee contribution feature was frozen. See the “Pension Benefits Table” and the “Summary Compensation Table,” above, for a discussion of the Pension Equalization Plan, a non-qualified, deferred compensation plan.

(c)	These amounts are unfunded and represent actual account balances at year end, and do not reflect the portion of the 2011 discretionary employer contributions credited during 2012 nor the earnings thereon. For Mr. Kretzman, who waived his eligibility to receive profit sharing contributions, as he has a retirement benefit under his employment agreement, his amount represents amounts deferred from compensation and Company matching contributions prior to December 31, 2004, when the employee contribution feature was frozen.

DIRECTOR COMPENSATION

The following Director Compensation table shows all compensation paid by the Company to its Directors in respect of 2011.

Name(a)	Fiscal Year	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(c)	Total ($)
Alan S. Bernikow	2011	142,000	—	—	25,000	167,000
Paul J. Bohan	2011	122,000	—	—	25,000	147,000
Meyer Feldberg	2011	132,000	—	—	—	132,000
Debra L. Lee	2011	100,000	—	—	—	100,000
Tamara Mellon	2011	95,500	—	—	—	95,500
Richard J. Santagati	2011	107,500	—	—	—	107,500
Kathi P. Seifert	2011	122,000	—	—	—	122,000

(a)	See “Summary Compensation Table” regarding compensation paid during the fiscal year to each of Messrs. Kennedy and Ennis in his role as an executive officer. Messrs. Kennedy, Ennis, Perelman and Schwartz did not receive any compensation for their service as Directors for 2011. Mr. Dinh, a new director nominee, did not serve as a Director at any time during 2011.

(b)	During 2011, the Company’s Board compensation structure was comprised of the following components: (i) an annual Board retainer of $85,000; (ii) Board and Committee meeting fees of $1,500 per meeting; (iii) an additional annual retainer of $10,000 for each Committee chairman; and (iv) an additional annual Audit Committee membership retainer of $10,000. Based upon the recommendation of the Company’s Compensation Committee and management and the support of the Compensation Committee’s outside compensation consultant, the Company’s Board of Directors approved increasing the annual cash retainer for each non-employee Director to $115,000, effective from and after January 1, 2012, so as to position total non-employee Director compensation at or about the median of benchmark compensation survey data.

(c)	The amounts shown under the “All Other Compensation” column reflect fees received by Messrs. Bernikow and Bohan during 2011 as members of the Board of Directors of Products Corporation (the Company’s wholly-owned operating subsidiary). Products Corporation’s non-employee directors (i.e., those Directors who were not receiving compensation as officers or employees of the Company or any of its affiliates) are paid an annual retainer fee of $25,000 per annum and are entitled to a meeting fee of $1,500 for each meeting of Products Corporation’s Board of Directors that they attend. Messrs. Ennis, Kennedy, Perelman and Schwartz also served as members of Products Corporation’s Board of Directors during 2011, but received no fees for such service.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 15, 2012, the number of shares of each class of the Company’s Voting Capital Stock beneficially owned, and the percent so owned, by (i) each person known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities; (ii) each director of the Company; (iii) the Chief Executive Officer and each of the other Named Executive Officers during 2011; and (iv) all directors and executive officers of the Company during 2011 as a group. The number of shares owned are those beneficially owned, as determined under the applicable rules of the SEC for the purposes of this Proxy Statement, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Voting Capital Stock as to which a person has sole or shared voting power or investment power and any shares of Voting Capital Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. Certain of the shares listed as beneficially owned are pursuant to stock options which were all “out-of-the-money” as of such date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (Class A Common Stock Unless Otherwise Noted)		Percentage of Class(9)
Ronald O. Perelman c/o MacAndrews and Forbes Holdings Inc., 35 E. 62nd St., New York, NY 10065	37,554,640( 3,125,000 (Class B Common Stock	1) )(1)	76.3% (Class A Common Stock) 100% (Class B Common Stock)

Alan S. Bernikow c/o Revlon, 237 Park Ave., New York, NY 10017	14,000 ( 2,499 (Preferred Stock	2) )(8)	* *
Steven Berns c/o Revlon, 237 Park Ave., New York, NY 10017	10,628		*
Paul J. Bohan c/o Revlon, 237 Park Ave., New York, NY 10017	13,250 22,499 (Preferred Stock	)(8)	* *
Chris Elshaw c/o Revlon, 237 Park Ave., New York, NY 10017	45,007( 11,618 (Preferred Stock	3) )(8)	* *
Alan T. Ennis c/o Revlon, 237 Park Ave., New York, NY 10017	47,304( 23,648 (Preferred Stock	4) )(8)	* *
Meyer Feldberg c/o Revlon, 237 Park Ave., New York, NY 10017	10,416( 2,499 (Preferred Stock	5) )(8)	* *
David L. Kennedy c/o Revlon, 237 Park Ave., New York, NY 10017	131,550( 127,001 (Preferred Stock	6) )(8)	* 1.4% (Preferred Stock)
Robert K. Kretzman c/o Revlon, 237 Park Ave., New York, NY 10017	51,592( 49,209 (Preferred Stock	7) )(8)	* *
Debra L. Lee c/o Revlon, 237 Park Ave., New York, NY 10017	13,250 2,499 (Preferred Stock	)(8)	* *
Tamara Mellon c/o Revlon, 237 Park Ave., New York, NY 10017	10,750		*
Richard J. Santagati c/o Revlon, 237 Park Ave., New York, NY 10017	680 (Preferred Stock	)(8)	*
Barry F. Schwartz c/o Revlon, 237 Park Ave., New York, NY 10017	22,014 (Preferred Stock	)(8)	*
Kathi P. Seifert c/o Revlon, 237 Park Ave., New York, NY 10017	13,250 14,807 (Preferred Stock	)(8)	* *
All Directors and Executive Officers,as a Group (14 Persons)	37,915,637 (Class A Common Stock 3,125,000 (Class B Common Stock 278,973 (Preferred Stock	) ) )(8)	76.96% (Class A Common Stock) 100% (Class B Common Stock) 3.0% (Preferred Stock)

*	Less than one percent.

(1)

Mr. Perelman beneficially owned, directly and indirectly through MacAndrews & Forbes, as of March 15, 2012, 37,554,640 shares of Class A Common Stock (of which, (a) 25,264,938 shares were beneficially owned by MacAndrews & Forbes; (b) 7,718,092 shares were owned by a holding company, RCH Holdings One Inc. (of which each of Mr. Perelman and The Ronald O. Perelman 2008 Trust owns 50% of the shares); (c) 4,561,610 shares were beneficially owned by a family member of Mr. Perelman with respect to which shares MacAndrews & Forbes holds a voting proxy; and (d) 10,000 shares were shares that Mr. Perelman could acquire under vested stock options). Mr. Perelman, through MacAndrews & Forbes, also beneficially owned, as of March 15, 2012, all of the outstanding 3,125,000 shares of Revlon, Inc. Class B Common Stock, each of which is convertible into one share of Class A Common Stock. Such Common Stock share ownership represented approximately 77% of the Voting Capital Stock as of March 15, 2012. MacAndrews & Forbes has advised the Company that it has pledged shares of Class A Common Stock to secure certain obligations of MacAndrews & Forbes. Additional shares of Revlon, Inc., and shares of common stock of intermediate holding companies between Revlon, Inc. and MacAndrews & Forbes, may from time to time be pledged to secure obligations of MacAndrews & Forbes. A default under any of these obligations that are secured by the pledged shares could cause a foreclosure with respect to such shares of Class A Common Stock, Products Corporation’s common stock or stock of intermediate holding companies between Revlon, Inc. and MacAndrews & Forbes. A foreclosure upon any such shares of common stock or dispositions of shares of Revlon, Inc.’s Class A Common Stock, Products Corporation’s common stock or stock of intermediate holding companies between Revlon, Inc. and MacAndrews & Forbes which are beneficially owned by MacAndrews & Forbes could, in a sufficient amount, constitute a “change of control” under the 2011 Credit Agreements, the Senior Subordinated Term Loan Agreement and the indenture governing the 9 3/4% Senior Secured Notes (each as hereinafter defined). A change of control constitutes an event of default under the 2011 Credit Agreements, which would permit Products Corporation’s lenders to accelerate amounts outstanding under such facilities. In addition, holders of the 9 3/4% Senior Secured Notes may require Products Corporation to repurchase their respective notes under those circumstances. Upon a change of control, Products Corporation would also be required, after fulfilling its repayment obligations under the 9 3/4% Senior Secured Notes indenture, to repay in full the Senior Subordinated Term Loan, provided that Revlon, Inc. at such time has redeemed or is then concurrently redeeming the Preferred Stock.

(2)	Includes 13,250 shares of Class A Common Stock held directly by Mr. Bernikow (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements and were not eligible to be exchanged in the Exchange Offer) and 750 shares that Mr. Bernikow may acquire under vested options, all of which options are out-of-the-money.

(3)	Includes 44,407 shares of Class A Common Stock held directly by Mr. Elshaw (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements, net of shares withheld for taxes, and were not eligible to be exchanged in the Exchange Offer) and 600 shares that Mr. Elshaw may acquire under vested options, all of which options are out-of-the-money.

(4)	Includes 45,304 shares of Class A Common Stock held directly by Mr. Ennis (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements, net of shares withheld for taxes, and were not eligible to be exchanged in the Exchange Offer), and 2,000 shares that Mr. Ennis may acquire under vested options, all of which options are out-of-the-money.

(5)	Includes 9,666 shares of Class A Common Stock held directly by Professor Feldberg (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements, and were not eligible to be exchanged in the Exchange Offer) and 750 shares that Professor Feldberg may acquire under vested options, all of which options are out-of-the-money.

(6)	Includes 91,550 shares of Class A Common Stock held directly by Mr. Kennedy (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements, net of shares withheld for taxes, and were not eligible to be exchanged in the Exchange Offer), 20,000 shares of Class A Common Stock purchased by Mr. Kennedy through his Company 401(k) plan account (which shares were not eligible to be exchanged in the Exchange Offer), and 20,000 shares that Mr. Kennedy may acquire under vested options, all of which options are out-of-the-money.

(7)	Includes 46,592 shares of Class A Common Stock held directly by Mr. Kretzman (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements, net of shares withheld for taxes, and were not eligible to be exchanged in the Exchange Offer) and 5,000 shares that Mr. Kretzman may acquire under vested options, all of which options are out-of-the-money.

(8)	The referenced Executive Officers and Directors fully participated in the Company’s Exchange Offer, by exchanging in the Exchange Offer all of their respective eligible shares of the Company’s Class A Common Stock held by them on October 8, 2009 (the closing date of the Exchange Offer) for a like number of shares of Series A Preferred Stock.

(9)	In November 2009, affiliates of Fidelity filed a Schedule 13G/A with the SEC disclosing that they ceased to own any shares of Class A Common Stock. In 2010, Fidelity advised the Company that, as of the April 8, 2010 record date for Revlon, Inc.’s 2010 Annual Stockholders’ Meeting, FMR (singly or together with other affiliates of Fidelity) owned 8,233,526 shares of Revlon, Inc.’s outstanding Class A Common Stock and Preferred Stock, in the aggregate, representing approximately 9.2% of Revlon, Inc.’s issued and outstanding shares of voting capital stock at such date. Subsequently, Fidelity filed a Schedule 13F with the SEC on February 14, 2012, indicating that it owned 1,013,000 shares of Class A Common Stock as of December 31, 2011. The Company does not currently know how many shares of Preferred Stock Fidelity may own and there is no public record of such ownership.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth as of December 31, 2011, with respect to all equity compensation plans of the Company previously approved and not previously approved by its stockholders: (i) the number of securities to be issued upon the exercise of outstanding options, warrants and rights; (ii) the weighted-average exercise price of such outstanding options, warrants and rights; and (iii) the number of securities remaining available for future issuance under such equity compensation plans, excluding securities reflected in column (a).

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Previously Approved by Stockholders:
Stock Plan	264,509	(1)	31.022	4,292,318	(2)
Not Previously Approved by Stockholders:	—		—	—

(1)	Includes 264,509 stock options and no stock appreciation rights issued under the Stock Plan; does not include 257,372 shares of restricted stock and restricted stock units issued under the Stock Plan, which are not yet vested and are subject to forfeiture. In all cases, stock option awards outstanding as of December 31, 2011 were “out-of-the-money,” in that in each case they had exercise prices that were above the $14.87 per share NYSE closing market price of the Company’s Class A Common Stock on December 30, 2011 (i.e., 2011’s last NYSE trading day) and therefore had no realizable monetary value on such date.

(2)	As of December 31, 2011, all of these shares remained available for issuance as awards of any kind under the Stock Plan, including awards of restricted stock and restricted stock units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of December 31, 2011, MacAndrews & Forbes beneficially owned shares of Revlon, Inc.’s Voting Capital Stock having approximately 77% of the combined voting power of such outstanding shares. As a result, MacAndrews & Forbes is able to elect Revlon, Inc.’s entire Board of Directors and control the vote on all matters submitted to a vote of Revlon, Inc.’s stockholders. MacAndrews & Forbes is wholly owned by Ronald O. Perelman, Chairman of Revlon, Inc.’s Board of Directors.

Transfer Agreements

In June 1992, Revlon, Inc. and Products Corporation entered into an asset transfer agreement with Revlon Holdings LLC, a Delaware limited liability company and formerly a Delaware corporation known as Revlon Holdings Inc. (“Revlon Holdings”), and which is an affiliate and an indirect wholly-owned subsidiary of MacAndrews & Forbes, and certain of Revlon Holdings’ wholly-owned subsidiaries. Revlon, Inc. and Products Corporation also entered into a real property asset transfer agreement with Revlon Holdings. Pursuant to such agreements, on June 24, 1992, Revlon Holdings transferred certain assets to Products Corporation and Products Corporation assumed all of the liabilities of Revlon Holdings, other than certain specifically excluded assets and liabilities (the liabilities excluded are referred to as the “Excluded Liabilities”). Certain consumer products lines sold in demonstrator-assisted distribution channels considered not integral to the Company’s business and that historically had not been profitable and certain other assets and liabilities were retained by Revlon Holdings. Revlon Holdings agreed to indemnify Revlon, Inc. and Products Corporation against losses arising from the Excluded Liabilities, and Revlon, Inc. and Products Corporation agreed to indemnify Revlon Holdings against losses arising from the liabilities assumed by Products Corporation. The amounts reimbursed by Revlon Holdings to Products Corporation for the Excluded Liabilities was $0.3 million for 2011.

Reimbursement Agreements

Revlon, Inc., Products Corporation and MacAndrews & Forbes Inc., a wholly-owned subsidiary of MacAndrews & Forbes Holdings Inc. (“MacAndrews & Forbes Holdings”) have entered into reimbursement agreements (the “Reimbursement Agreements”) pursuant to which (i) MacAndrews & Forbes Inc. is obligated to provide (directly or through its affiliates) certain professional and administrative services, including without limitation employees, to Revlon, Inc. and its subsidiaries, including without limitation Products Corporation, and to purchase services from third party providers, such as insurance, legal, accounting and air transportation services, on behalf of Revlon, Inc. and its subsidiaries, including Products Corporation, to the extent requested by Products Corporation, and (ii) Products Corporation is obligated to provide certain professional and administrative services, including without limitation employees, to MacAndrews & Forbes and purchase services from third party providers, such as insurance, legal and accounting services, on behalf of MacAndrews & Forbes to the extent requested by MacAndrews & Forbes, provided that in each case the performance of such services does not cause an unreasonable burden to MacAndrews & Forbes or Products Corporation, as the case may be.

The Company reimburses MacAndrews & Forbes for the allocable costs of the services purchased for or provided by MacAndrews & Forbes to the Company and for the reasonable out-of-pocket expenses incurred by MacAndrews & Forbes in connection with the provision of such services. MacAndrews & Forbes reimburses Products Corporation for the allocable costs of the services purchased for or provided by Products Corporation to MacAndrews & Forbes and for the reasonable out-of-pocket expenses incurred by Products Corporation in connection with the purchase or provision of such services. Each of the Company, on the one hand, and MacAndrews & Forbes Inc., on the other, has agreed to indemnify the other party for losses arising out of the services provided by it under the Reimbursement Agreements, other than losses resulting from its willful misconduct or gross negligence.

The Reimbursement Agreements may be terminated by either party on 90 days’ notice. The Company does not intend to request services under the Reimbursement Agreements unless their costs would be at least as favorable to the Company as could be obtained from unaffiliated third parties.

The Company participates in MacAndrews & Forbes’ directors’ and officers’ liability insurance program, as well as its other insurance coverages, such as property damage, business interruption, liability and other coverages, which cover the Company as well as MacAndrews & Forbes. The limits of coverage for certain of the policies are available on an aggregate basis for losses to any or all of the participating companies and their respective directors and officers. The Company reimburses MacAndrews & Forbes from time to time for their allocable portion of the premiums for such coverage or the Company pays the insurers directly, which premiums the Company believes are more favorable than the premiums the Company would pay were it to secure stand-alone coverage. Any amounts paid by the Company directly to MacAndrews & Forbes in respect of premiums are included in the amounts paid under the Reimbursement Agreements. The net amount payable to MacAndrews & Forbes from the Company for the services provided under the Reimbursement Agreements for 2011 was $0.5 million.

Tax Sharing Agreements

As a result of a debt-for-equity exchange transaction completed in March 2004 (the “2004 Revlon Exchange Transactions”), as of March 25, 2004, Revlon, Inc., Products Corporation and their U.S. subsidiaries were no longer included in the affiliated group of which MacAndrews & Forbes was the common parent (the “MacAndrews & Forbes Group”) for federal income tax purposes.

Revlon Holdings, Revlon, Inc., Products Corporation and certain of its subsidiaries and MacAndrews & Forbes Holdings entered into a tax sharing agreement (as subsequently amended and restated, the “MacAndrews & Forbes Tax Sharing Agreement”) for taxable periods beginning on or after January 1, 1992 through and including March 25, 2004, during which Revlon, Inc. and Products Corporation or a subsidiary of Products Corporation was a member of the MacAndrews & Forbes Group. In these taxable periods, Revlon, Inc.’s and Products Corporation’s federal taxable income and loss were included in such group’s consolidated tax return filed by MacAndrews & Forbes Holdings. Revlon, Inc. and Products Corporation were also included in certain state and local tax returns of MacAndrews & Forbes Holdings or its subsidiaries. Revlon, Inc. and Products Corporation remain liable under the MacAndrews & Forbes Tax Sharing Agreement, for all such taxable periods through and including March 25, 2004 for amounts determined to be due as a result of a redetermination arising from an audit or otherwise, equal to the taxes that Revlon, Inc. or Products Corporation would otherwise have had to pay if it were to have filed separate federal, state or local income tax returns for such periods.

Following the closing of the 2004 Revlon Exchange Transactions, Revlon, Inc. became the parent of a new consolidated group for federal income tax purposes and Products Corporation’s federal taxable income and loss will be included in such group’s consolidated tax returns. Accordingly, Revlon, Inc. and Products Corporation entered into a tax sharing agreement (the “Revlon Tax Sharing Agreement”) pursuant to which Products Corporation will be required to pay to Revlon, Inc. amounts equal to the taxes that Products Corporation would otherwise have had to pay if Products Corporation were to file separate federal, state or local income tax returns, limited to the amount, and payable only at such times, as Revlon, Inc. will be required to make payments to the applicable taxing authorities.

There were no federal tax payments or payments in lieu of taxes from Revlon, Inc. to Revlon Holdings pursuant to the MacAndrews & Forbes Tax Sharing Agreement in 2011 with respect to periods covered by the MacAndrews & Forbes Tax Sharing Agreement, and the Company expects that there will not be any such payments in 2012. During 2011, there were no federal tax payments from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement with respect to 2010 and $0.6 million with respect to 2011. The Company expects that there will be $0.3 million in federal tax payments from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement during 2012 with respect to 2011.

Registration Rights Agreement

Prior to the consummation of Revlon, Inc.’s initial public equity offering in February 1996, Revlon, Inc. and Revlon Worldwide Corporation (which subsequently merged into REV Holdings LLC (“REV Holdings”), the then direct parent of Revlon, Inc.) entered into a registration rights agreement (the “Registration Rights Agreement”), and in February 2003, MacAndrews & Forbes executed a joinder agreement to the Registration Rights Agreement, pursuant to which REV Holdings, MacAndrews & Forbes and certain transferees of Revlon, Inc.’s Common Stock held by REV Holdings (the “Holders”) have the right to require Revlon, Inc. to register under the Securities Act of 1933, as amended, all or part of the Class A Common Stock owned by such Holders, including shares of Class A Common Stock purchased by MacAndrews & Forbes in connection with the $50.0 million equity rights offering consummated by Revlon, Inc. in 2003 and shares of Class A Common Stock issuable upon conversion of Revlon, Inc.’s Class B Common Stock owned by such Holders (a “Demand Registration”). In connection with the closing of the 2004 Revlon Exchange Transactions and pursuant to an Investment Agreement entered into in connection with such transactions (the “2004 Investment Agreement”), MacAndrews & Forbes executed a joinder agreement that provided that MacAndrews & Forbes would also be a Holder under the Registration Rights Agreement and that all shares acquired by MacAndrews & Forbes pursuant to the 2004 Investment Agreement are deemed to be registrable securities under the Registration Rights Agreement. This included all of the shares of Class A Common Stock acquired by MacAndrews & Forbes in connection with the Company’s $110 million rights offering of shares of its Class A Common Stock and related private placement to MacAndrews & Forbes, which was consummated in March 2006, and the Company’s $100 million rights offering of shares of its Class A Common Stock and related private placement to MacAndrews & Forbes, which was consummated in January 2007.

Revlon, Inc. may postpone giving effect to a Demand Registration for a period of up to 30 days if Revlon, Inc. believes such registration might have a material adverse effect on any plan or proposal by Revlon, Inc. with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or if Revlon, Inc. is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or could result in other material adverse consequences to Revlon, Inc. In addition, the Holders have the right to participate in registrations by Revlon, Inc. of its Class A Common Stock (a “Piggyback Registration”). The Holders will pay all out-of-pocket expenses incurred in connection with any Demand Registration. Revlon, Inc. will pay any expenses incurred in connection with a Piggyback Registration, except for underwriting discounts, commissions and expenses attributable to the shares of Class A Common Stock sold by such Holders.

MacAndrews & Forbes Senior Subordinated Term Loan and Related Transactions

Upon consummation of the Exchange Offer in October 2009, MacAndrews & Forbes contributed to Revlon, Inc. $48.6 million of the $107.0 million aggregate outstanding principal amount of the Senior Subordinated Term Loan (the “Senior Subordinated Term Loan;” the agreement in respect to such loan is referred to as the “Senior Subordinated Term Loan Agreement”) made from MacAndrews & Forbes to Products Corporation in 2008 in the original aggregate principal amount of $170 million (such $48.6 million of the Senior Subordinated Term Loan being the “Contributed Loan;” the remaining $58.4 million in principal amount of the Senior Subordinated Term Loan is referred to as the “Non-Contributed Loan”), representing $5.21 of outstanding principal amount for each of the 9,336,905 shares of Revlon, Inc.’s Class A Common Stock exchanged in the Exchange Offer, and Revlon, Inc. issued to MacAndrews & Forbes 9,336,905 shares of Class A Common Stock at a ratio of one share of Class A Common Stock for each $5.21 of outstanding principal amount of the Senior Subordinated Term Loan contributed to Revlon, Inc. Also upon consummation of the Exchange Offer, the terms of the Senior Subordinated Term Loan Agreement were amended to extend the maturity date of the Contributed Loan which remains owing from Products Corporation to Revlon, Inc. from August 2010 to October 8, 2013, to change the annual interest rate on the Contributed Loan from 11% to 12.75%, to extend the maturity date of the Non-Contributed Loan from August 2010 to October 8, 2014 and to change the annual interest rate on the Non-Contributed Loan from 11% to 12%.

Interest under the Senior Subordinated Term Loan is payable in arrears in cash on January 8, April 8, July 8 and October 8 of each year. Products Corporation may, at its option, prepay such loan, in whole or in part (together with accrued and unpaid interest), at any time prior to its respective maturity dates without premium or penalty, provided that prior to such loan’s respective maturity dates all shares of Revlon, Inc.’s Preferred Stock have been or are being concurrently redeemed and all payments due thereon are paid in full or are concurrently being paid in full.

The Senior Subordinated Term Loan is an unsecured obligation of Products Corporation and is subordinated in right of payment to all existing and future senior debt of Products Corporation, currently including indebtedness under (i) Products Corporation’s 2011 Credit Agreements (as defined below), and (ii) Products Corporation’s 9 3/4% Senior Secured Notes. The Senior Subordinated Term Loan has the right to payment equal in right of payment with any present and future senior subordinated indebtedness of Products Corporation.

The Senior Subordinated Term Loan Agreement contains various restrictive covenants, cross acceleration provisions, customary events of default for loan agreements of such type, and change of control provisions.

In connection with the closing of the MacAndrews & Forbes Senior Subordinated Term Loan, Revlon, Inc. and MacAndrews & Forbes entered into a letter agreement in January 2008 pursuant to which Revlon, Inc. agreed that if Revlon, Inc. conducts any equity offering before full payment of the MacAndrews & Forbes Senior Subordinated Term Loan, and, if MacAndrews & Forbes and/or its affiliates elects to participate in any such offering, MacAndrews & Forbes and/or its affiliates may pay for any shares it acquires in such offering either in cash or by tendering debt valued at its face amount under the Non-Contributed Loan, including any accrued but unpaid interest, on a dollar for dollar basis, or in any combination of cash and such debt. Revlon, Inc. is under no obligation to conduct an equity offering and MacAndrews & Forbes and its affiliates are under no obligation to subscribe for shares should Revlon elect to conduct an equity offering.

Contribution and Stockholder Agreement

In connection with consummating the Exchange Offer, Revlon, Inc. and MacAndrews & Forbes entered into a Contribution and Stockholder Agreement on August 9, 2009 (as amended, the “Contribution and Stockholder Agreement”), pursuant to which through October 8, 2013:

•

During any period in which Revlon, Inc. may not be subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, Revlon, Inc. will file or furnish, as appropriate, with the SEC on a voluntary basis all periodic and other reports that are required of a company that is subject to such reporting requirements;

•

Revlon, Inc. will maintain a majority of independent directors on its Board of Directors, each of whom meets the “independence” criteria as set forth in Section 303A.02 of the NYSE Listed Company Manual, as it currently does; and

•

Revlon, Inc. will not engage in any transaction with any affiliate, other than Revlon, Inc.’s subsidiaries, or with any legal or beneficial owner of 10% or more of the voting power of Revlon, Inc.’s voting stock, unless, in each case subject to certain exceptions (i) any such transaction or series of related transactions involving aggregate payments or other consideration in excess of $5 million has been approved by all of Revlon, Inc.’s independent directors and (ii) any such transaction or series of related transactions involving aggregate payments or other consideration in excess of $20 million has been determined, in the written opinion of a nationally recognized investment banking firm, to be fair, from a financial point of view, to Revlon, Inc.

MacAndrews & Forbes agreed that it will not complete certain short-form mergers under Section 253 of the DGCL unless either (i) such transaction has been approved in advance by a majority of the independent directors of Revlon, Inc.’s Board of Directors, as well as satisfying certain other conditions; or (ii) the short-form merger is preceded by a “qualifying tender offer” (as defined in the Contribution and Stockholder Agreement) for the

shares of Class A Common Stock held by persons other than MacAndrews & Forbes, subject to certain other conditions. In any such merger, the holders of Preferred Stock would retain their shares of Preferred Stock, or receive shares of preferred stock in the surviving corporation of such merger with terms identical to, or no less favorable than, the terms of the Preferred Stock (with, for the avoidance of doubt, the same terms as though issued on the date of original issuance of the Preferred Stock).

Fidelity Stockholders’ Agreement

In connection with the 2004 Revlon Exchange Transactions, in February 2004 Revlon, Inc. and Fidelity Management & Research Co. (“Fidelity”), a wholly-owned subsidiary of FMR LLC (“FMR”), entered into a stockholders agreement (the “Stockholders’ Agreement”) pursuant to which, among other things, Revlon, Inc. (i) agreed to continue to maintain a majority of independent directors (as defined by NYSE listing standards) on its Board of Directors, as it currently does; (ii) established and maintains the Governance Committee of its Board of Directors; and (iii) agreed to certain restrictions with respect to conducting any business or entering into any transactions or series of related transactions with any of its affiliates, any holders of 10% or more of the outstanding voting stock or any affiliates of such holders (in each case, other than its subsidiaries). This Stockholders’ Agreement terminates, by its terms, when Fidelity ceases to be the beneficial holder of at least 5% of the Company’s outstanding voting stock. In November 2009, affiliates of Fidelity filed a Schedule 13G/A with the SEC disclosing that they ceased to own any shares of Class A Common Stock. In 2010, Fidelity advised the Company that, as of the April 8, 2010 record date for Revlon, Inc.’s 2010 Annual Stockholders’ Meeting, FMR (singly or together with other affiliates of Fidelity) owned 8,233,526 shares of Revlon, Inc.’s outstanding Class A Common Stock and Preferred Stock, in the aggregate, representing approximately 9.2% of Revlon, Inc.’s issued and outstanding shares of voting capital stock at such date. Subsequently, Fidelity filed a Schedule 13F with the SEC on February 14, 2012, indicating that it owned 1,013,000 shares of Class A Common Stock as of December 31, 2011. The Company does not currently know how many shares of Preferred Stock Fidelity may own and there is no public record of such ownership.

Other

Pursuant to a lease dated April 2, 1993 (the “Edison Lease”), Revlon Holdings leased to Products Corporation the Edison, NJ research and development facility for a term of up to 10 years with an annual rent of $1.4 million and certain shared operating expenses payable by Products Corporation which, together with the annual rent, were not to exceed $2.0 million per year. In August 1998, Revlon Holdings sold the Edison facility to an unrelated third party, which assumed substantially all liability for environmental claims and compliance costs relating to the Edison facility, and in connection with such sale Products Corporation terminated the Edison Lease and entered into a new lease with the new owner. Revlon Holdings agreed to indemnify Products Corporation through September 1, 2013 (the original term of the new lease) to the extent that rent under the new lease exceeds the rent that would have been payable under the terminated Edison Lease had it not been terminated. Effective October 2010, Products Corporation entered into a renewal of the lease with the owner through September 2025. The Revlon Holdings indemnification obligation will terminate on September 1, 2013. The net amount reimbursed by Revlon Holdings to Products Corporation with respect to the Edison facility for 2011 was $0.1 million.

Certain of Products Corporation’s debt obligations, including its amended and restated bank term loan agreement and its multi-currency revolving credit agreement (the “2011 Credit Agreements”) and its 9 3/4% Senior Secured Notes, have been, and may in the future be, supported by, among other things, guarantees from the Company and, subject to certain limited exceptions, all of the domestic subsidiaries of Products Corporation. The obligations under such guarantees are and were secured by, among other things, the capital stock of Products Corporation and, subject to certain limited exceptions, the capital stock of all of Products Corporation’s domestic subsidiaries and 66% of the capital stock of Products Corporation’s and its domestic subsidiaries’ first-tier foreign subsidiaries.

Review and Approval of Transactions with Related Persons

The Revlon, Inc. Related Party Transaction Policy (the “Policy”) serves as a set of guidelines for the approval of interested transactions with related parties. Under the Policy, related party transactions are subject to the review, approval and/or ratification of the Governance Committee, which is comprised solely of independent directors. The Policy also pre-approves a series of related party transactions including, among others: (i) certain employment relationships and related compensatory arrangements with executive officers, which are either approved by the Compensation Committee or disclosed in the Company’s annual proxy statement, if so required; (ii) transactions related to the ownership of the Company’s common stock where all stockholders are receiving the same or substantially the same pro rata benefit; (iii) competitively-bid transactions; (iv) transactions permitted under Products Corporation’s indentures, credit agreements and other debt instruments (copies of each of which are on file with the SEC); and (v) transactions described in the Company’s proxy statements or other SEC reports filed with or furnished to the SEC on or before the adoption of the Policy in March 2007.

The Policy also delegates to the Chair of the Governance Committee the authority to approve certain related party transactions.

CODE OF BUSINESS CONDUCT AND SENIOR FINANCIAL OFFICER CODE OF ETHICS

The Company has a written Code of Business Conduct (the “Code of Business Conduct”) that includes a code of ethics (the “Senior Financial Officer Code of Ethics”) that applies to the Company’s Chief Executive Officer and senior financial officers, including the Company’s Chief Financial Officer, Controller and persons performing similar functions (collectively, the “Senior Financial Officers”). Printable copies of the Code of Business Conduct and the Senior Financial Officer Code of Ethics are available at www.revloninc.com under the heading Investor Relations (Corporate Governance). If the Company changes the Senior Financial Officer Code of Ethics in any material respect or waives any provision of the Code of Business Conduct for its executive officers or Directors, including waivers of the Senior Financial Officer Code of Ethics for any of its Senior Financial Officers, the Company expects to provide the public with notice of any such change or waiver by publishing an appropriate description of such event on its corporate website, www.revloninc.com, or by other appropriate means as required or permitted under applicable rules of the SEC. The Company does not currently expect to make any such waivers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s executive officers, directors and 10% stockholders may be required under the Exchange Act to file reports of ownership and changes in ownership with the NYSE and the SEC. The Company makes such SEC filings available on its corporate website, www.revloninc.com, under the heading Investor Relations (SEC Filings). Copies of these reports also must be furnished to the Company by such filers.

Based solely upon a review of copies of such reports furnished to the Company through the date hereof and written representations as to transactions consummated by the Company’s executive officers, directors and 10% stockholders during the year, if any, the Company believes that all Section 16 filing requirements applicable to its executive officers, directors and 10% stockholders were complied with during 2011.

PROPOSAL NO. 2 — RATIFICATION OF AUDIT COMMITTEE’S SELECTION OF KPMG LLP

The Audit Committee of the Board of Directors has selected, subject to ratification by the Company’s stockholders, KPMG LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2012.

The Sarbanes-Oxley Act of 2002 and Section 10A of the Exchange Act require that the Audit Committee of the Board of Directors be directly responsible for the appointment, compensation, retention and oversight of the audit work of the Company’s independent registered public accounting firm. Ratification by the stockholders of the Audit Committee’s selection of KPMG LLP is not required by law, the Company’s By-laws or otherwise. However, the Board of Directors is submitting the Audit Committee’s selection of KPMG LLP for stockholder ratification to ascertain stockholders’ views on the matter.

KPMG LLP has audited the consolidated financial statements of the Company and its predecessors for more than the past five consecutive years. Representatives of KPMG LLP are expected to be present at the 2012 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The Audit Committee reviews audit and non-audit services performed by KPMG LLP, as well as the fees charged by KPMG LLP for such services. In its review of non-audit service fees, the Audit Committee received and discussed with KPMG LLP their annual written report on KPMG LLP’s independence from the Company and its management, as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG LLP that firm’s independence. The Audit Committee has satisfied itself that KPMG LLP’s provision of audit and non-audit services to the Company is compatible with KPMG LLP’s independence. Additional information concerning the Audit Committee and its activities with KPMG LLP can be found in the following sections of this Proxy Statement: “Board of Directors and its Committees” and “Audit Committee Report.” Information regarding the aggregate fees billed by KPMG LLP for services rendered to the Company for the fiscal years ended December 31, 2011 and December 31, 2010 can be found below under “Audit Fees.”

Vote Required and Board of Directors’ Recommendation (Proposal No. 2)

The ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012 requires the affirmative vote of the holders of a majority of the total number of votes of Voting Capital Stock present in person or represented by proxy and entitled to vote at the 2012 Annual Meeting, voting as a single class. With respect to Proposal No. 2, all proxies properly submitted to the Company, unless such proxies are revoked prior to their being voted on, will be voted in accordance with the instructions given by the person submitting such proxy or, in the absence of such instructions, will be voted FOR the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012. In determining whether Proposal No. 2 has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against Proposal No. 2. Brokers will have discretionary authority to vote on Proposal No. 2 (ratification of the Audit Committee’s selection of its independent registered public accounting firm for 2012) absent instructions from the beneficial owner of the shares, as this is a “routine” proposal. MacAndrews & Forbes has informed the Company that it will vote FOR the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any other stockholder of the Company, to approve and adopt Proposal No. 2.

The Board of Directors recommends that stockholders vote FOR the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2012.

AUDIT FEES

The Board of Directors of Revlon, Inc. maintains its Audit Committee in accordance with applicable SEC rules and the NYSE’s listing standards. In accordance with its charter, a printable and current copy of which is available at www.revloninc.com under the heading Investor Relations (Corporate Governance), the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the audit work of Revlon, Inc.’s independent auditors for the purpose of preparing and issuing its audit report or performing other audit, review or attest services for Revlon, Inc. The independent auditors, KPMG LLP, report directly to the Audit Committee and the Audit Committee is directly responsible for, among other things, reviewing in advance, and granting any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditor and (b) all non-audit services to be provided by the independent auditor (as permitted by the Exchange Act), and in connection therewith to approve all fees and other terms of engagement, as required by the applicable rules of the Exchange Act and subject to the exemptions provided for in such rules. The Audit Committee has an Audit Committee Pre-Approval Policy for pre-approving all permissible audit and non-audit services performed by KPMG LLP. The Audit Committee also has the authority to approve services to be provided by KPMG LLP at its meetings and by unanimous written consents.

For each year since 2005, the Audit Committee has approved an Audit Committee Pre-Approval Policy. During 2011, an electronic printable copy of the 2011 Audit Committee Pre-Approval Policy was available at www.revloninc.com under the heading Investor Relations (Corporate Governance). A copy of the Audit Committee Pre-Approval Policy in effect for 2012 is attached as Annex B and an electronic printable copy of such policy is currently available at www.revloninc.com under the heading Investor Relations (Corporate Governance).

The aggregate fees billed for professional services by KPMG LLP in 2011 and 2010 for these various services for Revlon, Inc. and Products Corporation in the aggregate were (in millions):

Types of Fees	2011	2010
Audit Fees	$3.8	$3.6
Audit-Related Fees	0.2	0.2
Tax Fees	0.2	0.2
All Other Fees	—	—

Total Fees	$4.2	$4.0

In the above table, in accordance with the SEC definitions and rules, (a) “audit fees” are fees the Company paid KPMG LLP for professional services rendered for (i) the audit of Revlon, Inc.’s and Products Corporation’s annual financial statements; (ii) the audit of the effectiveness of Revlon, Inc.’s internal control over financial reporting; and (iii) the review of financial statements included in Revlon, Inc.’s and Products Corporation’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements; (b) “audit-related fees” are fees billed by KPMG LLP for assurance and related services that are traditionally performed by the auditor, including services performed by KPMG LLP related to employee benefit plan audits and certain transactions, and attestation services not required by statute or regulation; (c) “tax fees” are fees for permissible tax compliance, tax advice and tax planning; and (d) “all other fees” are fees billed by KPMG LLP to the Company for any permissible services not included in the first three categories.

All of the services performed by KPMG LLP for the Company during 2011 and 2010 were either expressly pre-approved by the Audit Committee or were pre-approved in accordance with the Audit Committee Pre-Approval Policy, and the Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services.

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Exchange Act must be received by the Company’s Secretary, at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, NY 10017, attention: Michael T. Sheehan, no later than December 21, 2012 (provided, however, if the date of the annual stockholders’ meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials). The Company’s By-laws require that proposals of stockholders made outside of Rule 14a-8 under the Exchange Act (i.e., proposals that are not to be included in the proxy statement, but to be otherwise considered at the annual meeting) must comply with the requirements of Article II, Section 3 of the Company’s By-laws and must be received by the Company’s Secretary by no earlier than March 9, 2013 and by no later than April 8, 2013 (provided, however, that if the 2013 annual stockholders’ meeting is called for a date that is not within 30 days before or after the 1-year anniversary of the 2012 Annual Meeting date, the stockholder’s notice in order to be timely must be received by the Company’s Secretary not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the 2013 annual stockholders’ meeting is mailed or such public disclosure of the date of the 2013 annual stockholders’ meeting is made).

VOTING THROUGH THE INTERNET OR BY TELEPHONE

Our stockholders voting through the Internet or telephone should understand that there may be costs associated with such voting methods, such as usage charges from Internet access providers or telephone companies, which must be borne by the stockholder. To vote by telephone if you are a stockholder of record of our Voting Capital Stock as of the Record Date, call toll free 1-800-690-6903 and follow the instructions provided by the recorded message. To vote by telephone if you are a beneficial owner of our Voting Capital Stock as of the Record Date (i.e., your shares are held in a brokerage account or by another nominee), call the toll free number listed on your voting instruction form or follow the instructions provided by your broker. To vote through the Internet, log on to the Internet and go to www.proxyvote.com and follow the steps on the secure website. In either case, have your Control Number(s) listed on your Internet Notice or proxy available for voting.

ADDITIONAL INFORMATION

The Company will provide shareholders with a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC on February 16, 2012, including financial statements and financial statement schedules, without charge, upon written request to the Company’s Secretary, at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, NY 10017, attention: Michael T. Sheehan (or via email to michael.sheehan@revlon.com). In order to ensure timely delivery of such documents prior to the 2012 Annual Meeting, any request should be sent to the Company promptly.

For your convenience, please note that current electronic printable copies of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as a copy of our Internet Notice and this Proxy Statement, are available on the Company’s website at www.revloninc.com under the heading SEC Filings, as well as the SEC’s website at www.sec.gov through the Filings and Forms (EDGAR) pages. In addition, electronic printable copies of the Corporate Governance Guidelines, Board Guidelines for Assessing Director Independence, Code of Business Conduct, Audit Committee Pre-Approval Policy and the current charters of the Audit Committee, Compensation Committee and Governance Committee are available at www.revloninc.com under the heading Corporate Governance. Any person wishing to receive an electronic copy of Revlon’s 2011 Form 10-K, without charge, may send an email making such a request and including a return email address to michael.sheehan@revlon.com (note that the Company’s ability to respond may be subject to file size limitations imposed by Internet service providers and e-mail services).

OTHER BUSINESS

Management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the 2012 Annual Meeting. However, if any other matters properly come before the 2012 Annual Meeting, the persons designated by the Company as proxies may vote the shares of Voting Capital Stock that they represent in their discretion.

By Order of the Board of Directors

Michael T. Sheehan

Senior Vice President, Deputy General Counsel and

Secretary

New York, New York

April 24, 2012

Annex A

2011 Comparison Group

Towers Watson U.S. General Industry Executive Database — Total Sample*

3M

A.O. Smith (1)

Abbott Laboratories

AbitibiBowater

Accenture

ACH Food

Acuity Brands (1)

Adecco

Aerojet (1)

Agilent Technologies

Agrium

Air Liquide

Air Products and Chemicals

Alcoa

Alcon Laboratories

Alexander & Baldwin (1)

Alliant Techsystems

American Crystal Sugar (1)

American Sugar Refining

AMERIGROUP

AmerisourceBergen

AMETEK (1)

Amgen

Ann Taylor Stores (1)

AOL (1)

APL

Appleton Papers

Applied Materials

ARAMARK

Armstrong World Industries (1)

Arrow Electronics

Ashland

AstraZeneca

AT&T

Automatic Data Processing

Avery Dennison

Avis Budget Group

BAE Systems

Ball

Barnes Group (1)

Battelle Memorial Institute

Baxter International

Bayer AG

Bayer CropScience

Beckman Coulter

Belo

Bemis

Benjamin Moore

Best Buy

Big Lots

Boeing

Boston Scientific

Bovis Lend Lease

Brady (1)

Bristol-Myers Squibb

Broadridge Financial Solutions (1)

Brown-Forman (1)

Bucyrus International

Bunge

Burlington Northern Santa Fe

Bush Brothers

CA

Calgon Carbon

Cameron International

Cardinal Health

Cargill

Carlson Companies

Carmeuse North America (1)

Carnival

Carpenter Technology (1)

Caterpillar

CDI (1)

CF Industries

CGI Technologies & Solutions

Chattem

Chemtura (1)

Chiquita Brands (1)

Choice Hotels International

Chrysler

CHS

Cisco Systems

Cliffs Natural Resources

COACH

Coca-Cola

Coca-Cola Enterprises

Coinstar (1)

Colgate-Palmolive

Comcast

ConAgra Foods

Continental Automotive Systems

ConvaTec (1)

Convergys (1)

Cooper Industries

CoreLogic (1)

Corning

Covance (1)

Covidien

CSR

CSX

Curtiss-Wright (1)

CVS Caremark

Cytec (1)

Daiichi Sankyo

Daimler Trucks North America

Dannon

Darden Restaurants

Dassault Systems (1)

Day & Zimmermann (1)

Dean Foods

Deckers Outdoor (1)

Dell

Delta Air Lines

Deluxe (1)

Dentsply (1)

Dex One (1)

Diageo North America

Dollar Tree Stores

Domtar

Donaldson (1)

Dow Corning

DuPont

Eastman Chemical

Eastman Kodak

Eaton

eBay

Ecolab

Eli Lilly

EMC

EMD Millipore

Endo Pharmaceuticals (1)

Equifax (1)

Equity Office Properties (1)

Ericsson

Estee Lauder

Evergreen Packaging

Experian Americas

Express Scripts

Fair Isaac

Federal-Mogul

Fidelity National Information Services

Fiserv

Fluor

Ford

Fortune Brands

GAF Materials

Gavilon

General Atomics (1)

General Dynamics

General Mills

General Motors

Genzyme

GlaxoSmithKline

Goodman Manufacturing (1)

Goodrich

Google

Graco

Greif

Grupo Ferrovial

GSI Commerce (1)

GTECH (1)

H.B. Fuller (1)

Hanesbrands

Harland Clarke (1)

Harley-Davidson

Harman International Industries (1)

Hasbro

Haynes International

HBO

HD Supply

Headway Technologies (1)

Herman Miller (1)

Hershey

Hertz

Hewlett Packard

Hexcel (1)

Hilton Worldwide

Hitachi Data Systems

HNI (1)

HNTB (1)

Hoffmann-LaRoche

Holcim

Home Depot

Honeywell

Hormel Foods

Hostess Brands (1)

Houghton Mifflin Harcourt Publishing (1)

Hunt Consolidated (1)

Huron Consulting Group

Husky Injection Molding Systems (1)

Hyatt Hotels

IBM

IDEXX Laboratories (1)

IKON Office Solutions

Illinois Tool Works

IMS Health (1)

Ingersoll Rand

Intel

Intercontinental Hotels (1)

International Flavors & Fragrances (1)

International Paper

Interpublic Group

Intrepid Potash

Invensys Control

ION Geophysical

Irvine Company (1)

ITT

ITT Mission Systems

J.M. Smucker

J.R. Simplot

Jabil Circuit

Jack in the Box (1)

JetBlue

JM Family Enterprises

Johns-Manville

Johnson & Johnson

Johnson Controls

Kaman Industrial Technologies (1)

A-1

Kansas City Southern (1)

Kao Brands

KBR

Kellogg

Kimberly-Clark

Kinetic Concepts (1)

Kinross Gold (1)

Koch Industries

Kohler

Komatsu America

L-3 Communications

Land O’Lakes

Level 3 Communications

Lexmark International

Life Technologies

Linde

Lockheed Martin

Lorillard Tobacco

Lubrizol

Lyondell Chemical

Magellan Midstream Partners (1)

ManTech International (1)

Marriott International

Martin Marietta Materials (1)

Mary Kay (1)

Mattel

Matthews International

McClatchy (1)

McDonald’s

McGraw-Hill

McKesson

MDC Holdings (1)

MeadWestvaco

Media General

Medicines Company

Medtronic

Merck & Co.

Microsoft

Milacron

Mitsubishi Power Systems Americas

Molson Coors Brewing (1)

Momentive Specialty Chemicals

Monsanto

Mosaic

Motorola Mobility

Motorola Solutions

Murphy Oil

MWH Global (1)

Navistar International

NCR

Nestlé USA

Newmont Mining

NewPage

Nissan North America

Nokia

Noranda Aluminum (1)

Norfolk Southern

Novartis

Novartis Consumer Health

Novo Nordisk Pharmaceuticals

Nypro (1)

Occidental Petroleum

Office Depot

Omnicare

Orange Business Services

Oshkosh

Overhead Door (1)

Owens Corning

Owen-Illinois

Oxford Industries

Panasonic of North America

Parker Hannifin

Parsons (1)

Performance Food Group

PerkinElmer (1)

Pfizer

Pitney Bowes

Plexus

Polaris Industries

Potash

PPG Industries

Praxair

ProBuild Holdings

Pulte Homes

Purdue Pharma (1)

QUALCOMM

Quintiles (1)

R.R. Donnelley

Ralcorp Holdings

Reader’s Digest (1)

Realogy

Reddy Ice

Regal-Beloit (1)

Regency Centers

Rent-A-Center (1)

Research in Motion

Ricardo

Rio Tinto

Roche Diagnostics

Rockwell Automation

Rockwell Collins

Ryder System

Safety-Kleen Systems (1)

SAIC

Sanofi-Aventis

SCA Americas

Schreiber Foods

Schwan’s (1)

Scotts Miracle-Gro (1)

Scripps Networks Interactive (1)

Seagate Technology

Sealed Air

ServiceMaster (1)

ShawCor (1)

Sherwin-Williams

Siemens AG

Sigma-Aldrich (1)

Smith & Nephew

Snap-On (1)

Sodexo

Sonoco Products

Space Systems Loral (1)

Spirit AeroSystems

Sprint Nextel

SPX

SRA International (1)

Stantec (1)

Starbucks

Star Tek

Starwood Hotels & Resorts

Statoil

Steelcase (1)

Stryker

Sulzer Pumps US

SunGuard Data Systems

Sunoco

Sunovion Pharmaceuticals

SuperValu Stores

Swagelok (1)

Syngenta Crop Protection

Takeda Pharmaceutical

Taubman Centers

TE Connectivity

Tektronix

Temple-Inland

Teradata (1)

Terex

Textron

Thermo Fisher Scientific

Thomas & Betts (1)

Time Warner

Time Warner Cable

Timken

T-Mobile USA

Toro (1)

Total System Services (1)

Travelport (1)

Trident Seafoods (1)

TRW Automotive

Tupperware (1)

Tyson Foods

U.S. Foodservice

Underwriters Laboratories (1)

Unilever United States

Union Pacific

Unisys

United Rentals (1)

United States Cellular

United States Steel

United Technologies

URS Energy & Construction

USG (1)

UTi Worldwide

Valero Energy

Vangent

Verde Realty

Verizon

Viacom

Vision Service Plan

Visteon

Vulcan Materials (1)

VWR International

Walt Disney

Waste Management

Wendy’s/Arby’s Group

Weyerhaeuser

Whirlpool

Wilsonart International

Winnebago Industries

Wm. Wrigley Jr.

Wyndham Worldwide

Xerox

YRC Worldwide

Yum! Brands

*	The Towers Watson “Total Sample” executive database of companies reflected in this Annex A was used to benchmark Named Executive Officers’ 2011 total compensation. In cases where sub-categories of this database provided more comparable roles and responsibilities against which to benchmark, those more comparable sectors were used. Mr. Kennedy’s total compensation was benchmarked against the Total Sample database; Messrs. Ennis’, Kretzman’s and Berns’ compensation was benchmarked against the Towers Watson executive database sector of $1 — $3 billion revenue companies; Mr. Elshaw’s total compensation was benchmarked against the Towers Watson executive database of $800 million — $2 billion revenue groups (e.g., multiple profit centers or business units) within the Total Sample.

(1)	These companies are within the sub-category of $1 — $3 billion revenue companies.

A-2

Annex B

REVLON, INC.

2012 AUDIT COMMITTEE PRE-APPROVAL POLICY

I.	STATEMENT OF PRINCIPLES

The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor, KPMG LLP (“KPMG LLP” or the “independent auditor”), in order to assure that KPMG LLP’s provision of such services do not impair its independence. Unless a type of service to be provided by the independent auditor is within the pre-approved services and dollar limits set forth in the appendices attached to this Policy, the provision of such service by the independent auditor will require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit Services, Audit-Related Services, Tax Services and All Other Services that have the general pre-approval of the Audit Committee for 2012, as well as the applicable dollar limits for the particular services. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

II.	DELEGATION

The Audit Committee may delegate pre-approval authority to one or more of its members for Audit-Related, Tax Services or All Other Services (each as defined below) to be provided by the independent auditor (but excluding Annual Audit Services referred to in Section III below and prohibited services referred to in Section VII below). Specifically, the Chairman of the Audit Committee may approve services which are not Annual Audit Services referred to in Section III below or prohibited services referred to in Section VII below if the fees as to any applicable project will not exceed $35,000, provided that the independent auditor complies with any applicable rules or requirements of this Policy to document the services to the Audit Committee and to discuss such services with the Audit Committee. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at least quarterly on the services provided by KPMG LLP and the approximate fees paid or payable to KPMG LLP for such services during the preceding quarter, including a report on any services pre-approved during such quarter by the Chairman of the Audit Committee pursuant to this Section II.

III.	AUDIT SERVICES

The terms and fees of the annual Audit Services engagement, including, without limitation, the independent auditor’s services in connection with the audit of the Company’s annual financial statements, the independent auditor’s review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q and the independent auditor’s testing and attestation on management’s report on the effectiveness of the Company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the foregoing annual Audit Services engagement, the Audit Committee may grant pre-approval for other Audit Services, which are those services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for those fiscal years and other services that generally only the independent auditor reasonably can provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. The Audit Committee has pre-approved the other Audit Services listed in Appendix A, provided that such services do not exceed the pre-approved fees set forth on Appendix A. All other Audit Services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor, and in each case which are not covered by the Audit Services described in Section III. Such services could include, among other things, employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, attest services and internal control reviews that are not required by statute and regulation and consultations concerning financial accounting and reporting standards. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved the Audit-Related Services listed in Appendix B, provided that such services do not exceed the pre-approved fees set forth on Appendix B. All other Audit-Related Services not listed in Appendix B must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation of authority under Section II above. As to all non-audit internal control services for the Company, the independent auditor must — (1) describe in writing to the Audit Committee the scope of the proposed non-audit internal control service; (2) discuss with the Audit Committee any potential effects on the independent auditor’s independence that could be caused by the independent auditor’s performance of the proposed non-audit internal control service; and (3) document the substance of such discussions with the Audit Committee.

V.	TAX SERVICES

The Audit Committee believes that the independent auditor can provide certain Tax Services to the Company, such as (i) tax compliance (e.g., preparing original and amended state and federal corporate tax returns, planning for estimated tax payments and preparation of tax return extensions); (ii) tax advice; and (iii) tax planning, without impairing the auditor’s independence. Tax advice and tax planning could include, without limitation, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and employee benefit plans and request for rulings or technical advice from taxing authorities. However, the Audit Committee will not permit the retention of the independent auditor (or any affiliate of the independent auditor) in connection with the provision of any prohibited tax service listed in Exhibit 1 to the Company or its affiliates, as the PCAOB has determined that such prohibited tax services would impair the independent auditor’s independence.

The Audit Committee has pre-approved the Tax Services listed in Appendix C, provided that such services do not exceed the pre-approved fees set forth on Appendix C. All other Tax Services for the Company not listed in Appendix C must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation of authority under Section II above, provided that the independent auditor complies with any applicable rules and the following requirements to document the applicable Tax Services to the Audit Committee and to discuss such services with the Audit Committee.

As to all Tax Services for the Company, the independent auditor must — (1) describe in writing to the Audit Committee the scope of the proposed Tax Service, the proposed fee structure for the engagement and any agreement between the independent auditor and the Company and its affiliates relating to the proposed Tax Service; (2) describe in writing to the Audit Committee any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the independent auditor or any of its affiliates and any person (other than the Company and its affiliates) with respect to the promoting, marketing or recommending of any transaction covered by the Tax Service; (3) discuss with the Audit Committee any potential effects of the proposed Tax Services on the independence of the independent auditor; and (4) document the substance of such discussions with the Audit Committee.

VI.	ALL OTHER SERVICES

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, and would not impair the independence of the auditor, provided such All Other Services may not include Audit Services referred to in Section III above or prohibited services referred to in Section VII below. The Audit Committee has pre-approved the All Other Services listed in Appendix D, provided that such services do not exceed the pre-approved fees set forth on Appendix D. Permissible All Other Services other than those listed in Appendix D must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation of authority under Section II above.

VII.	PROHIBITED SERVICES

The Company will not retain its independent auditors for any services that are “prohibited services” as defined by applicable statutes or regulations, as may be in effect from time to time, including, without limitation, those services prohibited by Section 201(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s or the PCAOB’s rules and regulations and such other rules and regulations as may be promulgated thereunder from time to time. Attached to this policy as Exhibit 1 is a current list of the SEC’s and PCAOB’s prohibited non-audit services, including prohibited tax services.

VIII.	PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any services proposed to be provided by the independent auditors during a fiscal year exceeding these levels will require specific pre-approval by the Audit Committee.

IX.	PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee may be submitted to the Audit Committee by the independent auditor and any of the Company’s Chief Financial Officer, Corporate Controller, Chief Administrative Officer or General Counsel.

Appendix A

Pre-Approved Audit Services for Fiscal Year 2012

Dated: October 26, 2011

Service	Total Pre-Approved Annual Fees for Pre-Approved Audit Services:
Statutory audits or financial audits for subsidiaries of the Company.	$50,000

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters.

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year 2012

Dated: October 26, 2011

Service	Total Pre-Approved Annual Fees for Pre-Approved Audit-Related Services:
1. Due diligence services pertaining to potential business acquisitions/dispositions	$250,000
2. Financial statement audits of employee benefit plans
3. Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters
4. Attest services and internal control reviews not required by statute or regulation
5. Audit work in connection with liquidations and contract terminations; legal entity dissolution/restructuring assistance; and inventory audits

The foregoing pre-approval of non-audit internal control services identified on this Appendix B is subject in all cases to compliance with Section IV of this Pre-Approval Policy, including without limitation, compliance with applicable rules to document the services to the Audit Committee and to discuss such services with the Audit Committee.

Appendix C

Pre-Approved Tax Services for Fiscal Year 2012*

Dated: October 26, 2011

Service	Total Pre-Approved Annual Fees for Pre-Approved Tax Services:
1. U.S. federal, state and local tax compliance, including, without limitation, review of income, franchise and other tax returns	$400,000
2. International tax compliance, including, without limitation, review of income, franchise and other tax returns
3. U.S. federal, state and local tax advice, including, without limitation, general tax advisory services
4. International tax advice, including, without limitation, intercompany pricing and advanced pricing agreement services, general tax advisory services and tax audits and appeals services

*	The foregoing pre-approval of Tax Services identified on this Appendix C is subject in all cases to compliance with Section V of this Pre-Approval Policy, including without limitation, compliance with applicable rules to document the services to the Audit Committee and to discuss such services with the Audit Committee.

Appendix D

Pre-Approved All Other Services for Fiscal Year 2012

Dated: October 26, 2011

Service	Total Pre-Approved Annual Fees for Pre-Approved All Other Services:

All Other Services approved by the Chairman of the Audit Committee pursuant to Section II of this policy, provided that the independent auditor complies with any applicable rules and requirements of this Policy to document the services to the Audit Committee and to discuss such services with the Audit Committee (and in each case excluding Audit Services described in Section III and prohibited services described in Section VII).

$35,000 per project

Exhibit 1

I.	PROHIBITED NON-AUDIT SERVICES

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation*

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports*

•	Actuarial services*

•	Internal audit outsourcing services*

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

Each of these prohibited services is subject to applicable exceptions under the SEC’s rules.

II.	PROHIBITED TAX SERVICES

The PCAOB has determined the following services to be “Prohibited Tax Services” for the independent auditor (including any affiliate of the independent auditor, as defined in PCAOB Rule 3501(a)(i)):

•

any service or product by the independent auditor or any of its affiliates for the Company and its affiliates for a contingent fee or a commission, including any fee established for the sale of a product or the performance of any service pursuant to an arrangement in which no fee would be payable unless a specified finding or result is attained or the amount of the fee is otherwise dependent on the finding or result of such product or service, taking into account any rights to reimbursements, refunds or other repayments that could modify the amount received in a manner that make it contingent on a finding or result (excluding fees where the amount is fixed by courts or other public authorities and is not dependent on a finding or result), or the independent auditor or any of its affiliates receives, directly or indirectly, a contingent fee or commission;

•

non-audit services by the independent auditor or any of its affiliates for the Company and its affiliates related to marketing, planning or opining in favor of the tax treatment of a “confidential transaction” as defined under PCAOB Rule 3501(c)(i) or an “aggressive tax position transaction” (including, without limitation, any transaction that is a “listed transaction” under applicable U.S. Treasury regulations) that was (i) initially recommended, directly or indirectly, by the independent auditor or another tax advisor with which the independent auditor has a formal agreement or other arrangement related to the promotion of such transactions, and (ii) a significant purpose of which is tax avoidance, unless the proposed tax treatment is at least more likely than not to be allowable under applicable tax laws; and

•

tax services by the independent auditor or any of its affiliates for persons that serve in a financial reporting oversight role at the Company or its affiliates, including any employee who is in a position to, or does, exercise influence over the contents of the Company’s financial statements or any employee who prepares the financial statements, including, without limitation, the Company’s chief executive officer, president, chief financial officer, chief operating officer, general counsel, chief accounting officer, controller, director of internal audit, director of financial reporting, treasurer or any equivalent position,

*	Unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

including for any immediate family member of such employees (being such employee’s spouse, spousal equivalent and dependents), but excluding tax services for (i) any person that serve in a financial reporting oversight role for the Company or its affiliates solely because such person serves as a member of the Board of Directors, the Audit Committee, any other Board committee or similar management or governing body of the Company or its affiliates (in each case who do not otherwise occupy an employment position in a financial oversight role), (ii) any person serving in a financial reporting oversight role at the Company or its affiliates only because of such person’s relationship to an affiliate of the Company if such affiliate’s financial statements (1) are not material to the Company’s consolidated financial statements or (2) are audited by an auditor other than the Company’s independent auditor or its associated persons and (iii) employees who were not in a financial reporting oversight role for the Company or its affiliates before a hiring, promotion or other change in employment event and the tax services were provided by the independent auditor or any of its affiliates to such person pursuant to an engagement in process before the hiring, promotion or other change in employment event, provided that such tax services are completed on or before 180 days after the hiring or promotion event.

REVLON

REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on the day before the meeting date (or, if the 401(k) Plan holds voting capital stock for your account, by May 31, 2012). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on the day before the meeting date (or, if the 401(k) Plan holds voting capital stock for your account, by May 31, 2012). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Ronald O. Perelman	02 Alan S. Bernikow	03 Paul J. Bohan	04 Alan T. Ennis	05 Meyer Feldberg
06 David L. Kennedy	07 Debra L. Lee	08 Tamara Mellon	09 Barry F. Schwartz	10 Richard J. Santagati
11 Kathi P. Seifert	12 Viet D. Dinh			

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 Proposal to ratify the Audit Committee's selection of KPMG LLP as the Company's independent registered public accounting firm for 2012.	☐	☐	☐

NOTE: Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting — Yes ☐ No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000135713_1 R1.0.0.11699

REVLON

REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on the day before the meeting date (or, if the 401(k) Plan holds voting capital stock for your account, by May 31, 2012). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on the day before the meeting date (or, if the 401(k) Plan holds voting capital stock for your account, by May 31, 2012). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Ronald O. Perelman
02 Alan S. Bernikow
03 Paul J. Bohan
04 Alan T. Ennis
05 Meyer Feldberg
06 David L. Kennedy
07 Debra L. Lee
08 Tamara Mellon
09 Barry F. Schwartz
10 Richard J. Santagati
11 Kathi P. Seifert
12 Viet D. Dinh

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 Proposal to ratify the Audit Committee's selection of KPMG LLP as the Company's independent registered public accounting firm for 2012.	☐	☐	☐

NOTE: Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000135714_1 R1.0.0.11699

ANNUAL MEETING OF STOCKHOLDERS OF

REVLON, INC.

To be held on June 7, 2012 at 10:00 a.m. Eastern Daylight Time (EDT) at the Revlon Research Center, 2121 Route 27, Edison, NJ 08818

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

REVLON, INC.
Proxy for June 7, 2012 Annual Meeting of Stockholders

CLASS B COMMON STOCK

Proxy for June 7, 2012 Annual Meeting of Stockholders

The undersigned hereby appoints Lauren Goldberg, Esq., Michael T. Sheehan, Esq., and Marc R. Esterman, Esq. as proxies, each with the full power to appoint his or her substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class B Common Stock of Revlon, Inc. held of record by the undersigned at the close of business on April 13, 2012, at the Annual Meeting of Stockholders to be held at 10:00 A.M. Eastern Daylight Time (EDT) on June 7, 2012 or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY (IF OTHERWISE VALIDLY SUBMITTED) WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS FOR EACH PROPOSAL, AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000135714_2 R1.0.0.11699

REVLON

REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on the day before the meeting date (or, if the 401(k) Plan holds voting capital stock for your account, by May 31, 2012). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on the day before the meeting date (or, if the 401(k) Plan holds voting capital stock for your account, by May 31, 2012). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Ronald O. Perelman	02 Alan S. Bernikow	03 Paul J. Bohan	04 Alan T. Ennis	05 Meyer Feldberg
06 David L. Kennedy	07 Debra L. Lee	08 Tamara Mellon	09 Barry F. Schwartz	10 Richard J. Santagati
11 Kathi P. Seifert	12 Viet D. Dinh			

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 Proposal to ratify the Audit Committee's selection of KPMG LLP as the Company's independent registered public accounting firm for 2012.	☐	☐	☐

NOTE: Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000135715_1 R1.0.0.11699

REVLON

REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on the day before the meeting date (or, if the 401(k) Plan holds voting capital stock for your account, by May 31, 2012). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on the day before the meeting date (or, if the 401(k) Plan holds voting capital stock for your account, by May 31, 2012). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Ronald O. Perelman	02 Alan S. Bernikow	03 Paul J. Bohan	04 Alan T. Ennis	05 Meyer Feldberg
06 David L. Kennedy	07 Debra L. Lee	08 Tamara Mellon	09 Barry F. Schwartz	10 Richard J. Santagati
11 Kathi P. Seifert	12 Viet D. Dinh			

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 Proposal to ratify the Audit Committee's selection of KPMG LLP as the Company's independent registered public accounting firm for 2012.	☐	☐	☐

NOTE: Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000135716_1 R1.0.0.11699

ANNUAL MEETING OF STOCKHOLDERS OF

REVLON, INC.

To be held on June 7, 2012 at 10:00 a.m. Eastern Daylight Time (EDT) at the Revlon Research Center, 2121 Route 27, Edison, NJ 08818

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

REVLON, INC.
Proxy for June 7, 2012 Annual Meeting of Stockholders

Series A Preferred Stock

Proxy for June 7, 2012 Annual Meeting of Stockholders

The undersigned hereby appoints Laureng Goldberg, Esq., Michael T. Sheehan, Esq., and Marc R. Esterman, Esq. as proxies, each with the full power to appoint his or her substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Series A Preferred Stock of Revlon, Inc. held of record by the undersigned at the close of business on April 13, 2012, at the Annual Meeting of Stockholders to be held at 10:00 A.M. Eastern Daylight Time (EDT) on June 7, 2012 or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY (IF OTHERWISE VALIDLY SUBMITTED) WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS FOR EACH PROPOSAL, AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000135716_2 R1.0.0.11699